                       EMERGING MARKETS EQUITY PORTFOLIO

                               A PORTFOLIO OF THE

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

        MORGAN STANLEY ASSET MANAGEMENT INC.



MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS PERTAINS TO THE FUND'S EMERGING MARKETS EQUITY PORTFOLIO WHICH IS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. THE FUND ALSO OFFERS 16 OTHER PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP, AN AFFILIATE OF MSAM.

SHARES OF THE EMERGING MARKETS EQUITY PORTFOLIO MAY BE PURCHASED ONLY BY THE SEPARATE ACCOUNTS OF INSURANCE COMPANIES FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. THE EMERGING MARKETS EQUITY PORTFOLIO MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY OF THE EMERGING MARKETS EQUITY PORTFOLIO IN YOUR STATE. IF THE EMERGING MARKETS EQUITY PORTFOLIO IS NOT AVAILABLE IN YOUR STATE THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION.





THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE EMERGING MARKETS EQUITY PORTFOLIO'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND AT THE ADDRESS BELOW, CONTACT YOUR INSURANCE COMPANY, OR CALL 1-800-422-6464 EXT. 7182.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1997
MORGAN STANLEY UNIVERSAL FUNDS, INC.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. The following pages describe the types of securities and investment techniques that the Fund's Emerging Markets Equity Portfolio (the "Portfolio") uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM") advises the Portfolio.

MSAM conducts a worldwide investment advisory business. As of February 28, 1997 MSAM and its investment advisory affiliates managed assets of $176.9 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                      PAGE

FINANCIAL HIGHLIGHTS                                                      3

     The Portfolio's financial highlights.

PORTFOLIO SUMMARY                                                         3

     The Portfolio's investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIO'S INVESTMENTS                                               3

     A more detailed review of how the Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                      5

     More information about the types of investment strategies used by the Portfolio and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                            17

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                   17

     General information on organization and operations of the Fund, including details about MSAM and the individual portfolio managers, as well as fees, expenses, and performance calculations.

ACCOUNT POLICIES                                                         21

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the shares of the Portfolio for the period presented. The audited financial highlights for the year ended December 31, 1996 are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are included in the Fund's Statement of Additional Information. The Portfolio's financial highlights for the period ended December 31, 1996 have been audited by Price Waterhouse LLP, whose unqualified report thereon is also included in the Statement of Additional Information. Additional performance information for the Portfolio is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and toll-free number noted on the cover page to this Prospectus or from your insurance company.

                                                                    PERIOD FROM
                                                                OCTOBER 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                               DECEMBER 31, 1996
----------------------------------                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................       $ 10.00
                                                                      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income........................................          0.01
  Net Realized and Unrealized Loss.............................         (0.21)
                                                                      -------
    Total From Investment Operations...........................         (0.20)
                                                                      -------
DISTRIBUTIONS
  Net Investment Income........................................         (0.02)
                                                                      -------
    Total Distributions........................................         (0.02)
                                                                      -------
NET ASSET VALUE, END OF PERIOD.................................       $  9.78
                                                                      =======
TOTAL RETURN...................................................         (2.03)%
                                                                      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)..............................       $11,789
Ratio of Expenses to Average Net Assets........................          1.75%**
Ratio of Net Investment Income to Average Net Assets...........          0.32%**
Portfolio Turnover Rate........................................             9%
Average Commission Rate#.......................................       $0.0013
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income (Loss)............       $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...............................          6.17%**
  Net Investment Income (Loss) to Average Net Assets...........         (4.06)%**

-------
 * Commencement of operations.
** Annualized.
 # For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.45% of the trade amount.

PORTFOLIO SUMMARY

Certain investment terms used below have initial capital letters ("Emerging Market Country Securities," for example). These terms are further described under "Securities and Investment Techniques" below.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including emerging market country investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, regulatory, and economic environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

THE PORTFOLIO'S INVESTMENTS

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, sponsored or unsponsored ADRs and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures and Options and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by MSAM, the Portfolio may also invest up to 10% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). For temporary, defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary, defensive purposes.

MSAM's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Redevelopment (commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, and most Western European nations. There are currently over 130 countries which, in the opinion of MSAM, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina         Botswana                   Brazil                    Chile
China             Colombia                   Egypt                     Greece
Hong Kong         Hungary                    India                     Indonesia
Israel            Jamaica                    Jordan                    Kenya
Malaysia          Mexico                     Nigeria                   Pakistan
Peru              Philippines                Poland                    Portugal
Russia            South Africa               South Korea               Sri Lanka
Taiwan            Thailand                   Turkey                    Venezuela
Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. MSAM will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, MSAM will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small and medium-size companies that, in MSAM's view, have potential for growth.

The value of the Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

The Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the Portfolio uses. Additionally, because the Portfolio is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the Statement of Additional Information ("SAI"). MSAM may use various investment techniques to hedge risks, including Derivatives, but there is no guarantee that these strategies will work as intended.

Investments in foreign securities, including Emerging Market Country Securities, may involve risks in addition to those of U.S. investments. The performance of the Portfolio's investments in foreign securities, including Emerging Market Country Securities, will be affected by foreign currency values, the political and regulatory environment, and overall economic factors in the countries in which investments are made. See "Foreign Investments" and "Foreign Equities" in "Securities and Investment Techniques" below. Emerging Market Country Securities also pose greater liquidity risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in the

Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that the Portfolio will achieve its goal.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Portfolio may invest, and strategies MSAM may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of the Portfolio's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and the Portfolio will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolio.

MSAM may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolio's financial reports, which will be sent to the Portfolio's shareholders twice a year. For a copy of the SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, MSAM will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. The Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by MSAM to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more nationally recognized statistical ratings organization ("NRSRO") to be in one of their two highest categories, (e.g., A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime 1 or Prime 2 by Moody's Investors Service, Inc. ("Moody's")), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ( "CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, MSAM will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Derivatives are financial products or instruments that derive their value from the value of an underlying asset, reference rate or index. Derivatives include, but are not limited to, the following: CMOs, SMBSs (i.e., Stripped Mortgage-Backed Securities), Convertible Securities, Warrants, Forwards, Futures, Options, Structured Notes, structured investments and Swaps.

MSAM will use Derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the Portfolio. MSAM will not use Derivatives to increase Portfolio risk above the level that could be achieved in the Portfolio using only traditional investment securities. In addition, MSAM will not use Derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable allowable investments for the Portfolio. The Portfolio may enter into over-the-counter derivative transactions (Swaps, Caps, Floors, etc., but excluding CMOs, Forwards, Futures, Options, and SMBSs) with counterparties approved by MSAM in accordance with guidelines established by the Fund's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

See elsewhere in this "Securities and Investment Techniques" section for descriptions of these various Derivatives, and see the SAI for more information regarding any investment policies or limitations applicable to their use.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. MSAM will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolio's Investments" section to determine in which of the above the Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the

"Portfolio's Investments" section to determine in which of the above the Portfolio may invest.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment".

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. The Portfolio invests in foreign securities and will regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, the Portfolio may purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices, that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. The Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition, the Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have portfolio exposure. The Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

The Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although MSAM will attempt to hold such mismatching to a minimum, there can be no assurance that MSAM will be able to do so. When the Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

When the Portfolio engages in Forwards it will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. The Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stock, Preferred Stock, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

FUTURES

The Portfolio may purchase and sell futures contracts and options on futures contracts, including but not limited to financial futures, securities index futures, foreign currency exchange futures, and interest rate futures contracts (collectively, "Futures").

Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

The Portfolio may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Portfolio may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by MSAM, and the extent to which those strategies are used, may depend on the development of such markets.

The Portfolio may engage in transactions involving foreign currency exchange futures contracts. For more information, see "Foreign Currency Transactions" above.

The Portfolio may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates.

Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in financial futures contracts for hedging and non-hedging purposes.

Under rules adopted by the Commodity Futures Trading Commission, the Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities. The Portfolio will not enter into future contracts to the extent that its outstanding obligations to purchase securities under such contracts, in combination with its outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would exceed 20% of its total assets. In addition, the Portfolio will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 10% of the value of its total assets.

Gains and losses on futures contracts and options thereon depend on the MSAM's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by the Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered close-end investment company.

To the extent the Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. The Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of MSAM), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by MSAM. The Portfolio may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If the Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSRO in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by MSAM, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by MSAM to be investment grade quality. MSAM may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if MSAM considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables) or to other parties. The Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by MSAM to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in Money Market Instruments, although the Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. The Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs. Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by the Portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by MSAM to be of investment grade quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, MSAM will look for those securities that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. However, the Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment company. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolio may invest up to 25% of its total assets in 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has delegated to MSAM, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of the Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to the Portfolio.

OPTIONS. Options are legal contracts that give the holder the right to buy or sell a specified amount of the underlying asset or futures contract at a fixed or determinable price upon the exercise of the Option. A call Option conveys the right to buy and a put Option conveys the right to sell a specified quantity of the underlying asset.

The Portfolio may seek to increase its return or may hedge its portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which the Portfolio may invest, as well as with respect to foreign currency. Purchasing a put Option gives the Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives the Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option.

The Portfolio also may write (i.e., sell) put and call Options on investments it holds, as well as with respect to foreign currency. When the Portfolio writes an Option it receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the Option expires unexercised or is closed out at a profit. However, by writing a call Option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the Option for as long as the Portfolio's obligation as writer of the Option continues. The Portfolio may only write Options that are "covered." A covered call option means that so long as the Portfolio is obligated as the writer of the Option, it will own (i) the underlying security or instrument subject to the Option or (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the Option.

By writing (or selling) a put Option, the Portfolio incurs an obligation to buy the security or instrument underlying the Option from the purchaser of the put at the Option's exercise price at any time during the Option period, at the purchaser's election. Options written by the Portfolio may be exercisable by the purchaser only up to a specific date. If the Portfolio writes a put Option will earmark or segregate sufficient liquid assets to cover its obligations under the Option.

As a matter of operating policy, the value of the underlying securities on which stock Options will be written at any one time will not exceed 5% of the Portfolio's total assets.

The Portfolio may engage in transactions in Options which are traded on recognized exchanges or over-the-counter. There currently are limited Options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the MSAM and the extent to which those strategies are used will depend on the development of such options markets. The primary risks associated with the use of Options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of Options relating to such investments, and (ii) possible lack of a liquid secondary market for an Option.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by the Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit the Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, all of the Fund's Portfolios, including the sixteen Portfolios of the Fund not described in this Prospectus, may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolio's ability to invest in Repurchase

Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent registrar in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Portfolio from investing in the securities of certain Russian companies deemed suitable by MSAM and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that the Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that the Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Portfolio's limitations on investment in illiquid securities.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows the Portfolio to tailor its investments to the specific risks and returns MSAM wishes to accept while avoiding or reducing certain other risks.

SWAPS. Swap Contracts are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Governments, or high grade debt obligations. The Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the Swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If MSAM is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS. During periods in which MSAM believes changes in economic, financial or political conditions make it advisable, the Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which the Portfolio may invest consist of (a) obligations of the U.S. or foreign country governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign country banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign country corporations meeting the Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolio intends to invest only in short-term and medium-term debt obligations that MSAM believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction.

Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of high-grade debt securities or cash in an amount at least equal to these commitments. The Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS


The investment objective of the Portfolio discussed under "Portfolio Summary" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and nonfundamental investment limits, see "Investment Limitations" in the SAI.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, the Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For additional information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND


The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The Boards of Directors of those life insurance companies and the fiduciaries of certain qualified plans and MSAM, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of the Fund will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolio held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, any of its affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolio will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM serves as the adviser for the Emerging Markets Equity Portfolio. It provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. As of February 28, 1997, MSAM, together with its affiliated asset management companies, had approximately $176.9 billion in assets under management and fiduciary care. See "Management of the Fund" in the SAI.

On February 5, 1997, MSGI and Dean Witter, Discover & Co. ("Dean Witter Discover") announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Presently, Dean Witter, Discover is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolio.

Madhav Dhar and Marianne L. Hay. Madhav Dhar is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). He joined MSAM in 1984 to focus on global asset allocation and investment strategy and now heads MSAM's emerging markets group and serves as the group's principal Portfolio Manager. Mr. Dhar also coordinates MSAM's developing country funds effort and has been involved in the launching of MSAM's country funds. He is a Director of the Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Marianne L. Hay, a Managing Director of Morgan Stanley, joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets asset allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. ("Martin Currie") where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. Prior to her tenure at Martin Currie, she worked for the Bank of Scotland and the investment management firm of Ivory and Sime plc. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Mr. Dhar and Ms. Hay have shared primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley serves as the exclusive distributor of the Fund and sells shares of the Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of the Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATOR. MSAM also provides the Portfolio with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and recordkeeping services that would otherwise be performed by MSAM or its service providers, may be performed by insurance companies that purchase shares of the Portfolio. MSAM may make payments to these insurance companies to defray the cost of providing these services.

Chase Global calculates the net asset value ("NAV") and dividends, maintains the general accounting records and administers the securities lending program for the Portfolio.

CUSTODIANS. Chase serves as the custodian of domestic securities and cash of the Portfolio. Chase is not an affiliate of either MSAM or Morgan Stanley. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM and Morgan Stanley, acts as the Fund's custodian for foreign assets held outside the United States and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the custodians, see "General Information--Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and audits the annual financial statements of the Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolio pays fees and other costs related to its daily operations. Expenses paid out of the Portfolio's assets are reflected in its share price. The Portfolio pays a management fee to MSAM for managing its investments and business affairs. MSAM pays fees to affiliates who provide assistance with these services. The Portfolio also pays other expenses, which are explained below. MSAM may, from time to time, reduce its fees or reimburse the Portfolio for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease the Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser is entitled to receive from the Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as follows: 1.25% of the first $500 million, 1.20% of the next $500 million, and 1.15% of net assets in excess of $1 billion.

However, MSAM has agreed to a reduction in its management fees and to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. This fee reduction is voluntary and may be terminated by MSAM at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrator of the Portfolio, the Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Director and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolio, which will be reflected in the share price.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes MSAM to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs MSAM to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Fund has authorized MSAM to pay higher commissions in recognition of brokerage services which, in the opinion of MSAM, are necessary for the achievement of better execution, provided MSAM believes this to be in the best interest of the Fund.

Since shares of the Portfolio are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolio, it is the Fund's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities for investment by the Portfolio may also be appropriate for other clients served by MSAM. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by MSAM is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such other clients in a manner deemed fair and reasonable by MSAM. Although there is no specified formula for allocating such transactions, the various allocation methods used by MSAM, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, MSAM may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, MSAM or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PERFORMANCE OF THE PORTFOLIO

The Portfolio's total return may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Total return quoted for the Portfolio includes the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolio may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Portfolio's performance to that of other mutual funds.

PERFORMANCE OF MSAM

MSAM manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Portfolio of the Fund. The portfolio of MSIF has substantially the same investment objectives and policies as the Portfolio of the Fund. In addition, MSAM intends the Portfolio of the Fund and the corresponding portfolio of MSIF to be managed by the same personnel and to continue to have closely similar investment strategies, techniques, and characteristics.

Past investment performance of the MSIF portfolio, as shown in the table below, may be relevant to your consideration of the Portfolio. The investment performance of the MSIF portfolio is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the corresponding MSIF portfolio. The investment performance of the MSIF portfolio is provided merely to indicate the experience of MSAM in managing a similar portfolio.

                                                   ONE YEAR                 AVERAGE ANNUAL
                                                 TOTAL RETURN                TOTAL RETURN
                         INCEPTION                  AS OF                       SINCE
   FUND NAME               DATE                    12/31/96                   INCEPTION
----------------         ---------               ------------               --------------
MSIF:
Emerging Markets          9/25/92                   12.19%                      12.93%
(Class A Shares)

PERSONS CONTROLLING THE PORTFOLIO

As of April 7, 1997, MSGI owned more than 25% of the voting securities of the Portfolio and, therefore, may be deemed a controlling person of the Portfolio under the 1940 Act.

In addition, The New York Life Insurance and Annuity Corporation ("NYLIAC") owned more than 25% of the voting securities of the Portfolio for variable annuity contracts and variable life insurance policies that it has issued to the public. As required by law, NYLIAC votes the securities in accordance with instructions received from its variable annuity contract and variable life insurance policy owners.

For more information see "Control Persons and Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends the Portfolio to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of the Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this prospectus, shares of the Portfolio will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open. The Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

The Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in MSAM's opinion, they would disrupt management of the Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolio each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the Portfolio the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to the Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to the Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the Portfolio but in no event later than seven days following receipt of instructions. The Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY               MILLER
ASSET MANAGEMENT INC.        ANDERSON &
                             SHERRERD, LLP


MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FIVE PORTFOLIOS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"). THE FUND ALSO OFFERS TWELVE OTHER PORTFOLIOS MANAGED BY MSAM OR MILLER ANDERSON & SHERRERD, LLP. THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND AT THE ADDRESS BELOW, CONTACT YOUR INSURANCE COMPANY, OR CALL 1-800-422-6464, EXT. 7182.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS:

U.S. Real Estate      Emerging Markets Equity
Global Equity         Asian Equity
International Magnum

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES."

Prospectus dated May 1, 1997
MORGAN STANLEY UNIVERSAL FUNDS, INC.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the five separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios.

U.S. Real Estate                         Emerging Markets
Global Equity                               Equity
International Magnum                     Asian Equity


MSAM conducts a world wide investment advisory business. As of February 28, 1997, MSAM and its investment advisory affiliates managed assets totaling approximately $176.9 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.



                                                                           Page
                                                                           ----
PROSPECTUS OUTLINE

FINANCIAL HIGHLIGHTS                                                         3

     Financial highlights tables for certain Portfolios.

PORTFOLIO SUMMARIES                                                          3

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                  4

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                         8

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                               22

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                      22

     General information about the organization and operations of the Fund, including details about MSAM and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                            28

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the shares of the Emerging Markets Equity Portfolio for the period presented. The Emerging Markets Equity Portfolio was the only Portfolio of the Fund operational in the fiscal year ended December 31, 1996 and, therefore, is the only Portfolio with audited financial highlights for this period. These audited financial highlights are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are included in the Fund's Statement of Additional Information. The Emerging Markets Equity Portfolio's financial highlights for the period ended December 31, 1996 have been audited by Price Waterhouse LLP, whose unqualified report thereon is also included in the Statement of Additional Information. Additional performance information for the Emerging Markets Equity Portfolio is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and toll-free number noted on the cover page to this Prospectus or from your insurance company.

                                                                   PERIOD FROM
                                                               OCTOBER 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              DECEMBER 31, 1996
----------------------------------                             -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................       $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Invested Income.........................................          0.01
  Net Realized and Unrealized Loss............................         (0.21)
                                                                     -------
    Total From Investment Operations..........................         (0.20)
                                                                     -------
DISTRIBUTIONS
  Net Invested Income.........................................         (0.02)
                                                                     -------
    Total Distributions.......................................         (0.02)
                                                                     -------
NET ASSET VALUE, END OF PERIOD................................       $  9.78
                                                                     =======
TOTAL RETURN..................................................         (2.03)%
                                                                     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).............................       $11,789
Ratio of Expenses to Average Net Assets.......................          1.75%**
Ratio of Net Investment Income to Average Net Assets..........          0.32%**
Portfolio Turnover Rate.......................................             9%
Average Commission Rate#......................................       $0.0013
Effect of Voluntary Expense
 Limitation During the Period:
  Per Share Benefit to Net
   Investment Income (Loss)...................................       $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net
   Assets.....................................................          6.17%**
  Net Investment Income (Loss) to Average Net Assets..........         (4.06)%**

-------
 * Commencement of operations.
** Annualized.
 # For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.45% of the trade amount.


PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Common Stocks," for example). These terms are further described under "Securities and Investment Techniques" below.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including emerging market country investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political economic, and regulatory environment in the countries in which the Portfolio invests. The risks of foreign investing are exacerbated in the case of Emerging Market Country Securities.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

Each Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of bonds also fluctuate and generally move in the opposite direction from interest rates.

Investments in foreign securities may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the political and regulatory environment, and overall economic factors in the countries in which investments are made.

Because the U.S. Real Estate, International Magnum and Emerging Markets Equity Portfolios are non-diversified Portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. The Adviser may use various investment techniques to hedge risks, including the use of Derivatives, but there is no guarantee that these strategies will work as intended. When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary, defensive purposes. See "Securities and Investment Techniques" below.

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets and are Investment Grade Securities or Money Market Instruments, such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. Securities rated in the lowest category of Investment Grade Securities have speculative characteristics. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, including but not limited to Options and Futures and Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Ratings Group ("S&P") 500 Index. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Portfolio will invest primarily in Equity REITs. A shareholder in the Portfolio investing in REITs indirectly through the Portfolio will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, the management expenses of underlying REITs.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model.

In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries is subjects the Portfolio to additional risk, see "Foreign Investment" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures and Options, and Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Company Securities with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, Money Market Instruments and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in such short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, sponsored or unsponsored ADRs and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Foreign Currency Transactions, Investment Funds, Loan
                                       6

Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures and Options and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 10% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina           Botswana        Brazil          Chile
China               Colombia        Egypt           Greece
Hong Kong           Hungary         India           Indonesia
Israel              Jamaica         Jordan          Kenya
Malaysia            Mexico          Nigeria         Pakistan
Peru                Philippines     Poland          Portugal
Russia              South Africa    South Korea     Sri Lanka
Taiwan              Thailand        Turkey          Venezuela
Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia. Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges, it will also invest in Equity Securities traded in over-the-counter markets. Securities traded in over-the-counter markets pose liquidity risks. The production of any current income is incidental to the Portfolio's objective.

The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency Transactions, Investment Company Securities and Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards and Futures, and may engage in Loans of Portfolio Securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven, similar to the approach described for the International Magnum Portfolio discussed above. There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies the Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolio's financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable
U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

GROWTH STOCK INVESTING: The Adviser seeks to invest in Equity Securities generally characterized by higher growth rates of revenues and earnings. These stocks tend to have higher price volatility, higher price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500.

INTERNATIONAL EQUITY INVESTING: The Adviser's approach to International Equity Investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible

Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Derivatives are financial products or instruments that derive their value from the value of an underlying asset, reference rate or index. Derivatives include, but are not limited to, the following: CMOs, SMBSs (i.e., Stripped Mortgage-Backed Securities), Convertible Securities, Warrants, Forwards, Futures, Options, Structured Notes and Swaps.

The Adviser will use Derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of a Portfolio. The Adviser will not use Derivatives to increase Portfolio risk above the level that could be achieved in the Portfolio using only traditional investment securities. In addition, the Adviser will not use Derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not allowable investments for the Portfolio. A Portfolio may enter into over-the-counter derivative transactions (Swaps, Caps, Floors, etc., but excluding CMOs, Forwards, Futures, Options, and SMBSs) with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

See elsewhere in this "Securities and Investment Techniques" section for descriptions of these various Derivatives, and see the SAI for more information regarding any investment policies or limitations applicable to their use.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment".

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and Asset-Backeds denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of a Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when a Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by a Portfolio and generally protecting the U.S. dollar value of securities held by a Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to a Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although MSAM will attempt to hold such mismatching to a minimum, there can be no assurance that MSAM will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stock, Preferred Stock, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.


FUTURES. A Portfolio may purchase and sell futures contracts and options on futures contracts, including but not limited to financial futures, securities index futures, foreign currency exchange futures, and interest rate futures contracts (collectively, "Futures").

Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by MSAM, and the extent to which those strategies are used, may depend on the development of such markets.

The Portfolios may engage in transactions involving foreign currency exchange futures contracts. For more information, see "Foreign Currency Transactions" above.

The Portfolios may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may use interest rate futures contracts to hedge holdings of debt instruments against future changes in interest rates.

Financial futures contracts are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may use financial futures contracts for hedging and non-hedging purposes.

Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities. No Portfolio will enter into futures contracts to the extent that its outstanding obligations to purchase securities under such contracts, in combination with its outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would exceed 20% of its total assets. In addition, the Emerging Markets Equity Portfolio will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts would exceed 10% of the value of its total assets.

Gains and losses on futures contracts and options thereon depend on MSAM's ability to predict correctly the direction of security prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face major ongoing uncertainties . . . which may lead to inadequate capacity to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's
                                       15
total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered close-end investment company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that the Portfolios' shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by the Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit, including Eurodollar certificates of deposit; and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs. Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by the GNMA, FHLMC, FNMA, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify.

The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate, International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The U.S. Real Estate, Global Equity, International Magnum and Emerging Markets Equity Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets and the International Magnum and Emerging Markets Equity Portfolios may each invest up to 25% of their total assets in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through Options transactions with respect to securities, instruments, indices or baskets thereof in which such Portfolios may invest, as well as with respect to foreign currency. Purchasing a put Option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option.

Each Portfolio also may write (i.e., sell) put and call Options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an Option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the Option expires unexercised or is closed out at a profit. However, by writing a call Option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the Option for as long as the Portfolio's obligation as writer of the Option continues. The Portfolios may only write Options that are "covered." A covered call Option means that so long as the Portfolio is obligated as the writer of the Option, it will own (i) the underlying security or instrument subject to the Option or (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the Option.

By writing (or selling) a put Option, a Portfolio incurs an obligation to buy the security or instrument underlying the Option from the purchaser of the put at the Option's exercise price at any time during the Option period, at the purchaser's election. Options written by a Portfolio may be exercisable by the purchaser only up to a specific date. A Portfolio that has written a put Option will earmark or segregate sufficient liquid assets to cover its obligations under the Option.

As a matter of operating policy, the value of the underlying securities on which stock Options will be written at any one time may not exceed 5% of a Portfolio's total assets.

The Portfolios may engage in transactions in Options which are traded on recognized exchanges or over-the-counter. There currently are limited Options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by MSAM and the extent to which those strategies are used will depend on the development of such Option markets. The primary risks associated with the use of Options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of Options relating to such investments; and (ii) possible lack of a liquid secondary market for an Option.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer- term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios, including the twelve portfolios of the Fund not described in this Prospectus, may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. Swap contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency Swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a Swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swap market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the
                                       21
aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

Each Portfolio (excluding the U.S. Real Estate, International Magnum and Emerging Markets Equity Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For additional information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of the Fund will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered Investment Adviser under the Investment Adviser Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. As of February 28, 1997, MSAM and its investment advisory affiliates (exclusive of MAS and Van Kampen) managed assets of approximately $74 billion. Also as of February 28, 1997, MSAM and all of its affiliated asset management companies managed assets totaling $176.9 billion. See "Management of the Fund" in the SAI.

On February 5, 1997, MSGI and Dean Witter, Discover & Co. ("Dean Witter Discover") announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Presently, Dean Witter, Discover is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994.
Mr. Platt, a Managing Director of Morgan Stanley, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Principal of Morgan Stanley, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global
Equity product. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich joined Morgan Stanley as a Principal in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Marianne L. Hay. Madhav Dhar is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in 1984 to focus on global asset allocation and investment strategy and now is a co-head of MSAM's emerging markets group. He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Marianne L. Hay, a Managing Director of Morgan Stanley, is a co-head of the Adviser's emerging markets group. She joined the Adviser in June, 1993 to work with the Adviser's senior management covering all emerging markets assets allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Mr. Dhar and Ms. Hay have shared primary responsibility for managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Ean Wah Chin and Seah Kiat Seng. Ean Wah Chin is a Managing Director of Morgan Stanley, and is responsible for MSAM's regional Asia ex-Japan operations based in Singapore. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Seah Kiat Seng joined the Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has had primary management responsibility for the Investment Fund since its inception. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand. Ms. Chin and Mr. Seng have shared primary responsibility for managing the Portfolio's assets since inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATOR. MSAM also provides the Portfolios of the Fund with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and recordkeeping services that would otherwise be performed by MSAM or its service providers, may be performed by insurance companies that purchase shares of the Portfolio. MSAM may make payments to these insurance companies to defray the cost of providing these services.

Chase Global calculates the NAV and dividends, maintains the general accounting records and administers the securities lending program for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information--Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM pays fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Adviser may, from time to time, reduce its fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the table below.

                            PORTFOLIO ADVISORY FEES

================================================================================
                    U.S.                               Emerging
                    Real      Global   International    Markets      Asian
       Assets      Estate     Equity      Magnum        Equity      Equity
--------------------------------------------------------------------------------
  First $500
  million          0.80%      0.80%       0.80%          1.25%       0.80%
--------------------------------------------------------------------------------
  From $500
  million to
  $1 billion       0.75%      0.75%       0.75%          1.20%       0.75%
--------------------------------------------------------------------------------
  More than
  $1 billion       0.70%      0.70%       0.70%          1.15%       0.70%
================================================================================

However, the Adviser, with respect to certain of the Portfolios, has voluntarily waived receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
Portfolio                                                     Fee Waivers
---------                                               ------------------------
U.S. Real Estate.......................................          1.10%
Global Equity..........................................          1.15%
International Magnum...................................          1.15%
Emerging Markets Equity................................          1.75%
Asian Equity...........................................          1.20%

These fee reductions are voluntary and may be terminated by MSAM at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the Administrator, each Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes MSAM to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs MSAM to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized MSAM to pay higher commissions in recognition of brokerage services which, in the opinion of MSAM, are necessary for the achievement of better execution, provided MSAM believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by MSAM. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the MSAM is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by MSAM. Although there is no specified formula for allocating such transactions, the various allocation methods used by MSAM, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, MSAM may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons", as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, MSAM or Morgan Stanley or any "affiliated persons", as defined in the 1940 Act of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed

Income Securities could result in high portfolio turnover. As a result of their investment strategies, the U.S. Real Estate Portfolio's annual portfolio turnover rate is expected to be as high as 200%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISER

The Adviser manages portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF"), which served as the models for the Portfolios of the Fund. The portfolios of MSIF have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Adviser intends the Portfolios of the Fund and the corresponding portfolios of MSIF to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF from which the Portfolio is cloned.

                                                             Corresponding
                                                                  MSIF
           Fund Portfolio                                      portfolio
           --------------                                    -------------
          U.S. Real Estate                                  U.S. Real Estate
            Global Equity                                    Global Equity
        International Magnum                              International Magnum
       Emerging Markets Equity                              Emerging Markets
            Asian Equity                                      Asian Equity

Past investment performance of the Class A Shares of the portfolios of MSIF, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the Class A Shares of the portfolios of MSIF is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding Class A Shares of the portfolio of MSIF. The investment performance of the Class A Shares of the portfolios of MSIF is provided merely to indicate the experience of the Adviser in managing similar portfolios.

                                                               Average
                                                                Annual      Average
                                   Total Return Total Return Total Return    Annual
                                     One Year    Five Years   Five Years  Total Return
                         Inception    Ended        Ended        Ended        Since
MSIF Fund Name             Date      12/31/96     12/31/96     12/31/96    Inception
--------------           --------- ------------ ------------ ------------ ------------
U.S. Real Estate........  2/24/95     39.56%         NA           NA         32.73%
Global Equity...........  7/15/92     22.83%         NA           NA         19.22%
International Magnum....  3/15/96      8.25%*        NA           NA           NA
Emerging Markets........  9/25/92     12.19%         NA           NA         12.93%
Asian Equity............  7/01/91      3.49%      142.14%       19.35%       18.28%

-------
* Cumulative (unannualized) total return since inception.

PERSONS CONTROLLING CERTAIN PORTFOLIOS

As of April 7, 1997, MSGI owned more than 25% of the outstanding voting securities of the U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios and, therefore, may be deemed a controlling person of these Portfolios under the 1940 Act.

In addition, The New York Life Insurance and Annuity Corporation ("NYLIAC") owned more than 25% of the voting securities of the Emerging Markets Equity Portfolio for variable annuity contracts and variable life insurance policies that it has issued to the public. As required by law, NYLIAC votes the securities in accordance with instructions received from its variable annuity contract and variable life insurance policy owners.

For more information, see "Control Persons and Principal Security Holders" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY ASSET MANAGEMENT INC.
MILLER ANDERSON & SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES FIVE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS TWELVE OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464 EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS:

Fixed Income          U.S. Real Estate
Value                 Emerging Markets Equity
Mid Cap Value

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES."

Prospectus dated May 1, 1997
MORGAN STANLEY UNIVERSAL FUNDS, INC.
P.O. Box 2798, Boston, MA 02208-2798

PAGE
THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the five separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

U.S. Real EstateEmerging Markets  Equity


MSAM conducts a worldwide investment advisory business. As of February 28, 1997, MSAM and its affiliated asset management companies (exclusive of MAS and Van Kampen American Capital, Inc. ("Van Kampen")) managed assets of approximately $74 billion.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income                                            Mid Cap Value
Value

MAS's institutional investment advisory business was established in 1969. As of February 28, 1997, MAS managed assets of approximately $44.4 billion. Also as of February 28, 1997, MSAM and MAS, and all of their affiliated asset management companies, managed assets totalling approximately $176.9 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                                          Page
                                                                            ----
FINANCIAL HIGHLIGHTS                                                           3
--------------------

     Financial highlights tables as of December 31, 1996.

PORTFOLIO SUMMARIES                                                            3
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                    4
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                           7
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                 22
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                        22
----------------------

     General information on organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                              28
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the shares of the Emerging Markets Equity Portfolio for the period presented. The Emerging Markets Equity Portfolio was the only Portfolio of the Fund operational in the fiscal year ended December 31, 1996 and, therefore, is the only Portfolio with audited financial highlights for this period. These audited financial highlights are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are included in the Fund's Statement of Additional Information. The Emerging Markets Equity Portfolio's financial highlights for the period ended December 31, 1996 have been audited by Price Waterhouse LLP, whose unqualified report thereon is also included in the Statement of Additional Information. Additional performance information for the Emerging Markets Equity Portfolio is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and toll-free number noted on the cover page to this Prospectus or from your insurance company.

                                                                   PERIOD FROM
                                                               OCTOBER 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              DECEMBER 31, 1996
----------------------------------                             -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................       $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Invested Income.........................................          0.01
  Net Realized and Unrealized Loss............................         (0.21)
                                                                     -------
    Total From Investment Operations..........................         (0.20)
                                                                     -------
DISTRIBUTIONS
  Net Invested Income.........................................         (0.02)
                                                                     -------
    Total Distributions.......................................         (0.02)
                                                                     -------
NET ASSET VALUE, END OF PERIOD................................         $9.78
                                                                     =======
TOTAL RETURN..................................................         (2.03)%
                                                                     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).............................       $11,789
Ratio of Expenses to Average Net Assets.......................          1.75%**
Ratio of Net Investment Income to Average Net Assets..........          0.32%**
Portfolio Turnover Rate.......................................             9%
Average Commission Rate#......................................       $0.0013
Effect of Voluntary Expense
 Limitation During the Period:
  Per Share Benefit to Net
   Investment Income (Loss)...................................       $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net
   Assets.....................................................          6.17%**
  Net Investment Income (Loss) to Average Net Assets..........         (4.06)%**

-------
 *Commencement of operations.
**Annualized.
 # For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.45% of the trade amount.

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Common Stocks," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Mortgage-Backed Securities ("MBSs"), Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including emerging market country investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, regulatory and economic environment in the countries in which the Portfolio invests. The risks of Foreign Investing are exacerbated in the case of Emerging Markets Equity Securities.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the political and regulatory environment, and overall economic factors in the countries in which investments are made.

Because the U.S. Real Estate and Emerging Markets Equity Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investments in Derivatives, but there is no guarantee that these strategies will work as intended. When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary, defensive purposes. See "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). Permissible investments include Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to CMOs, Structured Notes, Foreign Currency Transactions, Futures, Options and Swaps. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, American Depositary Receipts ("ADRs") and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company
Securities, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be undervalued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively undervalued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the

Portfolio, see "Value Stock Investing" in "Securities and Investment
Techniques."

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets and are Investment Grade Securities, high-quality Money Market Instruments, such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, including but not limited to Options and Futures and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Portfolio will invest primarily in Equity REITs. A shareholder in the Portfolio investing in REITs indirectly through the Portfolio will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, the management expenses of underlying REITs.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, sponsored or unsponsored ADRs and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures and Options and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 10% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

ArgentinaBotswana Brazil    Chile
China    Colombia Egypt     Greece
Hong KongHungary  India     Indonesia
Israel   Jamaica  Jordan    Kenya
Malaysia Mexico   Nigeria   Pakistan
Peru     Philippines
                  Poland    Portugal
Russia   South Africa
                  South Korea
                            Sri Lanka Venezuela
Taiwan   Thailand Turkey
Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Foreign Investment." Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques-- Russian Securities."

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in the Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that the Portfolio will achieve its goal.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, the term emerging markets describes any country which is generally considered to be an emerging, or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield

Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a fixed income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying Common Stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury (the "Brady Plan"). Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ( "CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Derivatives are financial products or instruments that derive their value from the value of an underlying asset, reference rate or index. Derivatives include, but are not limited to, the following: CMOs, SMBSs (i.e., Stripped Mortgage-Backed Securities), Convertible

Securities, Warrants, Forwards, Futures, Options, Structured Notes and Swaps.

The Adviser will use Derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of a Portfolio. The Adviser will not use Derivatives to increase Portfolio risk above the level that could be achieved in the Portfolio using only traditional investment securities. In addition, the Adviser will not use Derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not allowable investments for the Portfolio. A Portfolio may enter into over-the-counter derivative transactions (Swaps, Caps, Floors, etc., but excluding CMOs, Forwards, Futures, Options, and SMBSs) with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

See elsewhere in this "Securities and Investment Techniques" section for descriptions of these various Derivatives, and see the SAI for more information regarding any investment policies or limitations applicable to their use.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment".

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stock, Preferred Stock, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

FUTURES. The Portfolios may purchase and sell futures contracts and options on futures contracts, including but not limited to financial futures, securities index futures, foreign currency exchange futures, and interest rate futures contracts (collectively, "Futures").

Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures contracts in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

The Portfolios may engage in transactions involving foreign currency exchange futures contracts. For more information, see "Foreign Currency Transactions" above.

The Portfolios may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may engage in interest rate futures contracts to hedge holdings of debt instruments against future changes in interest rates.

Financial futures are futures contracts relating to financial instruments, such as U.S. Governments, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures contracts for hedging and non-hedging purposes.

Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolios' total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities. The U.S. Real Estate and Emerging Markets Equity Portfolios may enter into futures contracts to the extent that their outstanding obligations to purchase securities under such contracts in combination with their outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would not exceed 20% of their total assets or in the case of the Fixed Income, Value and Mid Cap Value Portfolios outstanding obligations would not exceed 50% of their respective total assets. In addition, the Emerging Markets Equity Portfolio will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts would exceed 10% of the value of its total assets.

Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than
    B- or CCC-rated securities but face major ongoing uncertainties..... which may lead to inadequate capacity to pay interest or principal. B-rated bonds have a ""greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions.'' CCC-rated bonds have a currently identifiable ""vulnerability to default'' and, without favorable business conditions, will be ""unable to repay interest and principal.'' The rating C is reserved for income bonds on which ""no interest is being paid.'' Debt rated D is in default, and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Emerging Markets Equity Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit, including Eurodollar certificates of deposit; and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see "CMOs", above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by the GNMA, FHLMC, FNMA, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Advisers to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The U.S. Real Estate, Emerging Markets Equity, Fixed Income, Value and Mid Cap Value Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Emerging Markets Equity Portfolio may invest up to 25% of its total assets, in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through Options transactions with respect to securities, instruments, indices or baskets thereof in which such Portfolios may invest, as well as with respect to foreign currency. Purchasing a put Option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option.

The Portfolios also may write (i.e., sell) put and call Options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an Option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the Option expires unexercised or is closed out at a profit. However, by writing a call Option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the Option for as long as the Portfolio's obligation as writer of the Option continues. The Portfolios may only write options that are "covered." A covered call Option means that so long as the Portfolio is obligated as the writer of the Option, it will own (i) the underlying security or instrument subject to the Option or (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the Option.

By writing (or selling) a put Option, a Portfolio incurs an obligation to buy the security or instrument underlying the Option from the purchaser of the put at the Option's exercise price at any time during the Option period, at the purchaser's election. Options written by a Portfolio may be exercisable by the purchaser only up to a specified date. A Portfolio that has written a put Option will earmark or segregate sufficient liquid assets to cover its obligations under the Option.

As a matter of operating policy, the value of the underlying securities on which stock Options will be written at any one time will not exceed 5% of a Portfolio's total assets.

The Portfolios may engage in transactions in Options which are traded on recognized exchanges or over-the-counter. There currently are limited Options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such Option markets. The primary risks associated with the use of Options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of Options relating to such investments; and (ii) possible lack of a liquid secondary market for an Option.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer- term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. Swap contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency Swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a Swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The U.S. Real Estate and Emerging Markets Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

EACH PORTFOLIO (excluding the U.S. Real Estate and Emerging Markets Equity Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For additional information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The Boards of Directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the U.S. Real Estate and Emerging Markets Equity Portfolios. MAS serves as the adviser for the Fixed Income, Value and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of January 1996, MAS is also indirectly wholly-owned by MSGI. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1997, MSAM, together with its affiliated asset management companies (other than MAS and Van Kampen), managed assets totaling approximately $74 billion, MAS managed assets totaling approximately $44.4 billion and MSAM and MAS and all of their affiliated asset management companies managed assets totalling approximately $176.9 billion. See "Management of the Fund" in the SAI.

On February 5, 1997, MSGI and Dean Witter, Discover & Co. ("Dean Witter Discover") announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Presently, Dean Witter, Discover is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM and MAS will be subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley & Co. Inc. ("Morgan Stanley"), joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994.
Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

VALUE PORTFOLIO -- Robert S. Marcin, Richard M. Behler and Nicholas J. Kovich. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. from Dartmouth College. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in

Economics from Villanova University and an M.A. and a Ph.D. in Economics from University of Notre Dame. Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since inception.

MID CAP VALUE PORTFOLIO -- William B. Gerlach and Gary G. Schlarbaum. William
B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Mr. Gerlach and Mr. Schlarbaum have had primary responsibility for managing the Portfolio's assets since inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Marianne L. Hay. Madhav Dhar is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in 1984 to focus on global asset allocation and investment strategy and now heads MSAM's emerging markets group and serves as the group's principal Portfolio Manager. Mr. Dhar also coordinates MSAM's developing country funds effort and has been involved in the launching of MSAM's country funds. He is a Director of the Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Marianne L. Hay, a Managing Director of Morgan Stanley, joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets assets allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. ("Martin Currie") where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Mr. Dhar and Ms. Hay have shared primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and recordkeeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the cost of providing those types of services.

Chase Global calculates the NAV and dividends, maintains the general accounting records and administers the securities lending program for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information--Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the tables below.

                            PORTFOLIO ADVISORY FEES

                                 Mid   U.S.  Emerging
                   Fixed         Cap   Real  Markets
  Assets           Income Value Value Estate  Equity
-----------------------------------------------------
  First $500
  million          0.40%  0.55% 0.75% 0.80%   1.25%
-----------------------------------------------------
  From $500
  million to $1
  billion          0.35%  0.50% 0.70% 0.75%   1.20%
-----------------------------------------------------
  More than $1
  billion          0.30%  0.45% 0.65% 0.70%   1.15%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
Portfolio                                                     Fee Waivers
---------                                               ------------------------
Fixed Income...........................................          0.70%
Value..................................................          0.85%
Mid Cap Value..........................................          1.05%
U.S. Real Estate.......................................          1.10%
Emerging Markets Equity................................          1.75%

These fee waivers are voluntary and may be terminated by the Adviser at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment

Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes MSAM to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs MSAM to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized MSAM to pay higher commissions in recognition of brokerage services which, in the opinion of MSAM, are necessary for the achievement of better execution, provided MSAM believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by MSAM. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by MSAM. Although there is no specified formula for allocating such transactions, the various allocation methods used by MSAM, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, MSAM may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons", as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, MSAM or Morgan Stanley or any "affiliated persons", as defined in the 1940 Act of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. As a result of their investment strategies, the Fixed Income, U.S. Real Estate and Mid Cap Value Portfolios' annual portfolio turnover rates are expected to be as high as 200%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                         Corresponding                   Corresponding
                                              MSIF                         MAS Funds
       Fund Portfolio                      portfolio                       portfolio
       --------------                    -------------                   -------------
       Fixed Income                                                      Fixed Income
       Value                                                                 Value
       Mid Cap Value                                                     Mid Cap Value
       U.S. Real Estate                 U.S. Real Estate
       Emerging Markets Equity          Emerging Markets

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of the MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year    Five Years   Ten Years    Five Years   Ten Years   Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/96     12/31/96     12/31/96     12/31/96     12/31/96    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
U.S. Real Estate........  2/24/95     39.56%         NA           NA           NA           NA         32.73%
Emerging Markets........  9/25/92     12.19%         NA           NA           NA           NA         12.93%
MAS Funds:
Fixed Income............ 11/14/84      7.63%       63.46%      145.13%        8.94%        9.38%       10.92%
Value...................  11/5/84     18.41%      127.75%      297.08%       17.89%       14.79%       16.86%
Mid Cap Value........... 12/30/94     22.30%         NA           NA           NA           NA         32.88%

PERSONS CONTROLLING CERTAIN PORTFOLIOS

As of April 7, 1997, MSGI owned more than 25% of the outstanding voting securities of the Fixed Income, Value, Mid Cap Value, U.S. Real Estate, and Emerging Markets Equity Portfolios and therefore, may be deemed a controlling person of these Portfolios under the 1940 Act.

In addition, The New York Life Insurance and Annuity Corporation ("NYLIAC") owned more than 25% of the voting securities of the Emerging Markets Equity Portfolio for variable annuity contracts and variable life insurance policies that it has issued to the public. As required by law, NYLIAC votes the securities in accordance with instructions received from its variable annuity contract and variable life insurance policy owners.

For more information, see "Control Persons and Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Value, Mid Cap Value, U.S. Real Estate and Emerging Markets Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans. Please refer to the prospectus of your insurance company's separate account or the qualified plan documents for information on how to invest in and redeem shares of each Portfolio.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY       MILLER
ASSET MANAGEMENT     ANDERSON &
INC.                 SHERRERD, LLP




MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES TWO PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS FIFTEEN OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464 EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS:

Fixed Income Portfolio
U.S. Real Estate Portfolio

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

Prospectus dated May 1, 1997
MORGAN STANLEY UNIVERSAL FUNDS, INC.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the two separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the U.S. Real Estate Portfolio. MSAM conducts a worldwide investment advisory business. As of February 28, 1997, MSAM and its affiliated asset management companies (exclusive of MAS and Van Kampen American Capital, Inc. ("Van Kampen")) managed assets of approximately $74 billion.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the Fixed Income Portfolio. MAS's institutional investment advisory business was established in 1969. As of February 28, 1997, MAS managed assets of approximately $44.4 billion. Also as of February 28, 1997, MSAM and MAS, and all of their affiliated asset management companies, managed assets totalling approximately $176.9 billion.


OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.


PROSPECTUS OUTLINE                                                       PAGE
                                                                         ----

PORTFOLIO SUMMARIES                                                        3
-------------------


     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                3
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                       5
------------------------------------

     More information about the types of investment strategies that may be usedby some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                             17
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                    18
----------------------

     General information on organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                          24
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Common Stocks," for example). These terms are further described under "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Mortgage-Backed Securities ("MBSs"), Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

U.S. REAL ESTATE PORTFOLIO


OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.


THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the political and regulatory environment, and overall economic factors in the countries in which investments are made.

Because the U.S. Real Estate is a non-diversified portfolio and is permitted greater flexibility to invest its assets in the obligations of a single issuer, it is exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the SAI.

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investments in Derivatives, but there is no guarantee that these strategies will work as intended. When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. See "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). Permissible investments include Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to CMOs, Structured Notes, Foreign Currency Transactions, Futures, Options and Swaps. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets and are Investment Grade Securities, Money Market Instruments, such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, including but not limited to Options and Futures and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Portfolio will invest primarily in Equity REITs. A shareholder in the Portfolio investing in REITs indirectly through the Portfolio will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, the management expenses of underlying REITs.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a fixed income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury (the "Brady Plan"). Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories,

(e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ( "CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DERIVATIVES. Derivatives are financial products or instruments that derive their value from the value of an underlying asset, reference rate or index. Derivatives include, but are not limited to, the following: CMOs, SMBSs (i.e., Stripped Mortgage-Backed Securities), Convertible Securities, Warrants, Forwards, Futures, Options, Structured Notes and Swaps.

The Adviser will use Derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of a Portfolio. The Adviser will not use Derivatives to increase Portfolio risk above the level that could be achieved in the Portfolio using only traditional investment securities. In addition, the Adviser will not use Derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not allowable investments for the Portfolio. A Portfolio may enter into over-the-counter derivative transactions (Swaps, Caps, Floors, etc., but excluding CMOs, Forwards, Futures, Options, and SMBSs) with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

See elsewhere in this "Securities and Investment Techniques" section for descriptions of these various Derivatives, and see the SAI for more information regarding any investment policies or limitations applicable to their use.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs,

Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment".

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

FUTURES. The Portfolios may purchase and sell futures contracts and options on futures contracts, including but not limited to financial futures, securities index futures, foreign currency exchange futures, and interest rate futures contracts (collectively, "Futures").

Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures contracts in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

The Portfolios may engage in transactions involving foreign currency exchange futures contracts. For more information, see "Foreign Currency Transactions" above.

The Portfolios may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may engage in interest rate futures contracts to hedge holdings of debt instruments against future changes in interest rates.

Financial futures are futures contracts relating to financial instruments, such as U.S. Governments, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures contracts for hedging and non-hedging purposes.

Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities. The U.S. Real Estate Portfolio may enter into futures contracts to the extent that its outstanding obligations to purchase securities under such contracts in combination with its outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would not exceed 20% of its total assets or in the case of the Fixed Income Portfolio outstanding obligations would not exceed 50% of its respective total assets.

Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than
    B- or CCC-rated securities but face major ongoing uncertainties..... which may lead to inadequate capacity to pay interest or principal. B-rated bonds have a ""greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions.'' CCC-rated bonds have a currently identifiable ""vulnerability to default'' and, without favorable business conditions, will be ""unable to repay interest and principal.'' The rating C is reserved for income bonds on which ""no interest is being paid.'' Debt rated D is in default, and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").
INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit, including Eurodollar certificates of deposit; and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see "CMOs", above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by the GNMA, FHLMC, FNMA, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Advisers to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the

Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The U.S. Real Estate is a non-diversified portfolio under the 1940 Act, which means that the U.S. Real Estate Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the U.S. Real Estate Portfolio may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the U.S. Real Estate Portfolio intends to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The U.S. Real Estate and Fixed Income Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through Options transactions with respect to securities, instruments, indices or baskets thereof in which such Portfolios may invest, as well as with respect to foreign currency. Purchasing a put Option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option.

Each Portfolio also may write (i.e., sell) put and call Options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an Option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the Option expires unexercised or is closed out at a profit. However, by writing a call Option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the Option for as long as the Portfolio's obligation as writer of the Option continues. The Portfolios may only write Options that are "covered." A covered call Option means that so long as the Portfolio is obligated as the writer of the Option, it will own (i) the underlying security or instrument subject to the Option or (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the Option.

By writing (or selling) a put Option, a Portfolio incurs an obligation to buy the security or instrument underlying the Option from the purchaser of the put at the Option's exercise price at any time during the Option period, at the purchaser's election. Options written by a Portfolio may be exercisable by the purchaser only up to a specific date. A Portfolio that has written a put Option will earmark or segregate sufficient liquid assets to cover its obligations under the Option.

As a matter of operating policy, the value of the underlying securities on which stock Options will be written at any one time may not exceed 5% of a Portfolio's total assets.

The Portfolios may engage in transactions in Options which are traded on recognized exchanges or over-the-counter. The primary risks associated with the use of Options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of Options relating to such investments; and (ii) possible lack of a liquid secondary market for an Option.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer- term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. Swap contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency Swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a Swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The U.S. Real Estate Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

The Fixed Income Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For additional information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The Boards of Directors of those life insurance companies and the fiduciaries of certain qualified plans and the Advisers, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the U.S. Real Estate Portfolio. MAS serves as the adviser for the Fixed Income Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of January 1996, MAS is also indirectly wholly-owned by MSGI. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1997, MSAM, together with its affiliated asset management companies (other than MAS and Van Kampen), managed assets totaling approximately $74 billion, MAS managed assets totaling approximately $44.4 billion and MSAM and MAS and all of their affiliated asset management companies managed assets totalling approximately $176.9 billion. See "Management of the Fund" in the SAI.

On February 5, 1997, MSGI and Dean Witter, Discover & Co. ("Dean Witter Discover") announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Presently, Dean Witter, Discover is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM and MAS will be subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley & Co. Inc. ("Morgan Stanley"), joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the

MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the
Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and recordkeeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends, maintains the general accounting records and administers the securities lending program for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information--Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the tables below.

                            PORTFOLIO ADVISORY FEES

  Assets                                Fixed Income                 U.S. Real Estate
-------------------------------------------------------------------------------------
  First $500 million                       0.40%                          0.80%
-------------------------------------------------------------------------------------
  From $500 million to $1
   billion                                 0.35%                          0.75%
-------------------------------------------------------------------------------------
  More than $1 billion                     0.30%                          0.70%

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
Portfolio                                                     Fee Waivers
---------                                               ------------------------
Fixed Income...........................................          0.70%
U.S. Real Estate.......................................          1.10%

These fee reductions are voluntary and may be terminated by the Adviser at any time.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons", as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, an Adviser or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. As a result of their investment strategies, the Fixed Income and U.S. Real Estate Portfolios' annual portfolio turnover rates are expected to be as high as 200%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                     Corresponding                         Corresponding
                                          MSIF                               MAS Funds
       Fund Portfolio                  portfolio                             portfolio
       --------------                -------------                         -------------
       Fixed Income                                                        Fixed Income
       U.S. Real Estate             U.S. Real Estate

Past investment performance of the Class A Shares of the MSIF U.S. Real Estate Fund and the Institutional Class Shares of the MAS Fixed Income Fund, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of the MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF U.S. Real Estate Fund and the Institutional Class Shares of the MAS Fixed Income Fund is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year    Five Years   Ten Years    Five Years   Ten Years   Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/96     12/31/96     12/31/96     12/31/96     12/31/96    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
U.S. Real Estate........  2/24/95     39.56%         NA           NA           NA           NA         32.73%
MAS Funds:
Fixed Income............ 11/14/84      7.63%       63.46%      145.13%       8.94%        9.38%        10.92%

PERSONS CONTROLLING CERTAIN PORTFOLIOS

As of April 7, 1997, MSGI owned more than 25% of the outstanding voting securities of the Fixed Income and U.S. Real Estate Portfolios and therefore, may be deemed a controlling person of these Portfolios under the 1940 Act.

For more information, see "Control Persons and Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. The U.S. Real Estate's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

MORGAN STANLEY        MILLER
ASSET MANAGEMENT      ANDERSON &
INC.                  SHERRERD, LLP


MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS DESCRIBES NINE PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS. THE FUND ALSO OFFERS EIGHT OTHER PORTFOLIOS MANAGED BY MSAM OR MAS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464 EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS:

U.S. FIXED INCOME PORTFOLIOS

Fixed Income          High Yield

U.S. EQUITY PORTFOLIOS

Equity Growth         Mid Cap Value
Value

GLOBAL PORTFOLIOS

Global Equity         Emerging Markets Equity
International Magnum  Asian Equity

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

THE HIGH YIELD PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS EQUITY PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES."

Prospectus dated May 1, 1997
MORGAN STANLEY UNIVERSAL FUNDS, INC.
P.O. Box 2798, Boston, MA 02208-2798

PAGE
THE FUND

The Fund is an open-end management investment company, or mutual fund. Each of the nine separate investment portfolios (each, a "Portfolio") described in this Prospectus has a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Global Equity              Emerging Markets
International Magnum         Equity
Equity Growth              Asian Equity


MSAM conducts a worldwide investment advisory business. As of February 28, 1997, MSAM and its affiliated asset management companies (exclusive of MAS and Van Kampen American Capitol, Inc. ("Van Kampen")) managed assets of approximately $74 billion.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income               Mid Cap Value
High Yield                 Value

MAS's institutional investment advisory business was established in 1969. As of February 28, 1997 MAS managed assets of approximately $44.4 billion. Also as of February 28, 1997, MSAM and MAS, and all of their affiliated asset management companies managed assets totalling approximately $176.9 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

                                                                           Page
                                                                           ----
PROSPECTUS OUTLINE

FINANCIAL HIGHLIGHTS                                                          3
--------------------

     Financial highlights tables as of December 31, 1996.

PORTFOLIO SUMMARIES                                                           3
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                                   5
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                                         10
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                                25
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                                       25
----------------------

     General information on organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                                             33
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the shares of the Emerging Markets Equity Portfolio for the period presented. The Emerging Markets Equity Portfolio was the only Portfolio of the Fund operational in the fiscal year ended December 31, 1996 and, therefore, is the only Portfolio with audited financial highlights for this period. These audited financial highlights are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are included in the Fund's Statement of Additional Information. The Emerging Markets Equity Portfolio's financial highlights for the period ended December 31, 1996 have been audited by Price Waterhouse LLP, whose unqualified report thereon is also included in the Statement of Additional Information. Additional performance information for the Emerging Markets Equity Portfolio is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and toll-free number noted on the cover page to this Prospectus or from your insurance company.

                                                                   PERIOD FROM
                                                               OCTOBER 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              DECEMBER 31, 1996
----------------------------------                             -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................       $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Invested Income.........................................          0.01
  Net Realized and Unrealized Loss............................         (0.21)
                                                                     -------
    Total From Investment Operations..........................         (0.20)
                                                                     -------
DISTRIBUTIONS
  Net Invested Income.........................................         (0.02)
                                                                     -------
    Total Distributions.......................................         (0.02)
                                                                     -------
NET ASSET VALUE, END OF PERIOD................................       $  9.78
                                                                     =======
TOTAL RETURN..................................................         (2.03)%
                                                                     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).............................       $11,789
Ratio of Expenses to Average Net Assets.......................          1.75%**
Ratio of Net Investment Income to Average Net Assets..........          0.32%**
Portfolio Turnover Rate.......................................             9%
Average Commission Rate#......................................       $0.0013
Effect of Voluntary Expense
 Limitation During the Period:
  Per Share Benefit to Net
   Investment Income (Loss)...................................       $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net
   Assets.....................................................          6.17%**
  Net Investment Income (Loss) to Average Net Assets..........         (4.06)%**

-------
 * Commencement of operations.
** Annualized.
 # For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.45% of the trade amount.

PORTFOLIO SUMMARIES

Certain investment terms used below have initial capital letters ("Common Stocks," for example). These terms are further described under "Securities and Investment Techniques" below.

U.S. FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Mortgage-Backed Securities ("MBSs"), Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

U.S. EQUITY PORTFOLIOS

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and able to ride out market fluctuations in anticipation of greater long-term growth.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

GLOBAL PORTFOLIOS

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including emerging market country investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

THE PORTFOLIOS' INVESTMENTS

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, holdings in any one company or industry. Nevertheless, each Portfolio will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of Fixed Income Securities also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volitility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the Statement of Additional Information ("SAI").

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary, defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

U.S. FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). Permissible investments include Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities and

Derivatives, including but not limited to CMOs, Structured Notes, Foreign Currency Transactions, Futures, Options and Swaps. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in High Yield Securities. The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to SMBSs, CMOs, Structured Notes, Forwards, Futures, Options and Swaps. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

U.S. EQUITY PORTFOLIOS

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, other Fixed Income Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stock.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Adviser concentrates on companies with strong, communicative managements and clearly defined strategies for growth. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, American Depositary Receipts ("ADRs") and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Index ("S&P 500"), based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be undervalued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively undervalued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

GLOBAL PORTFOLIOS

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Forwards, Money Market Instruments, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Foreign Investment" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers in domiciled in EAFE countries (defined below) weightings determined by the Adviser. The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures (including stock index futures) and Options, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Company Securities with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, Money Market Instruments and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in such short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, sponsored or unsponsored ADRs and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Foreign Currency Transactions, Investment Funds, Loan

Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures and Options and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 10% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina    Botswana      Brazil       Chile
China        Colombia      Egypt        Greece
Hong Kong    Hungary       India        Indonesia
Israel       Jamaica       Jordan       Kenya
Malaysia     Mexico        Nigeria      Pakistan
Peru         Philippines   Poland       Portugal
Russia       South Africa  South Korea  Sri Lanka
Taiwan       Thailand      Turkey       Venezuela
Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in the Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that the Portfolio will achieve its goal.

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia. Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges, it will also invest in Equity Securities traded in over-the-counter markets. Securities traded in over-the-counter markets pose liquidity risks. The production of any current income is incidental to the Portfolio's objective.

The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea,

India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency Transactions, Investment Company Securities and Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards and Futures, and may engage in Loans of Portfolio Securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven, similar to the approach described for the International Magnum Portfolio discussed above. There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging, or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

GROWTH STOCK INVESTING: The Adviser seeks to invest in Equity Securities generally characterized by higher growth rates of revenues and earnings. These stocks tend to have higher price volatility, higher price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a fixed income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful

Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying Common Stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury (the "Brady Plan"). Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1)Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2)Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3)Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)U.S. Governments and Agencies.

(5)Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ( "CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Derivatives are financial products or instruments that derive their value from the value of an underlying asset, reference rate or index. Derivatives include, but are not limited to, the following: CMOs, SMBSs (i.e., Stripped Mortgage-Backed Securities), Convertible Securities, Warrants, Forwards, Futures, Options, Structured Notes and Swaps.

The Adviser will use Derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of a Portfolio. The Adviser will not use Derivatives to increase Portfolio risk above the level that could be achieved in the Portfolio using only traditional investment securities. In addition, the Adviser will not use Derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not allowable investments for the Portfolio. A Portfolio may enter into over-the-counter derivative transactions (Swaps, Caps, Floors, etc., but excluding CMOs, Forwards, Futures, Options, and SMBSs) with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

See elsewhere in this "Securities and Investment Techniques" section for descriptions of these various Derivatives, and see the SAI for more information regarding any investment policies or limitations applicable to their use.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment".

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stock, Preferred Stock, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

FUTURES. The Portfolios may purchase and sell futures contracts and options on futures contracts, including but not limited to financial futures, securities index futures, foreign currency exchange futures, and interest rate futures contracts (collectively, "Futures").

Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index future contracts in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

The Portfolios may engage in transactions involving foreign currency exchange futures contracts. For more information, see "Foreign Currency Transactions" above.

The Portfolios may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may engage in interest rate futures contracts to hedge holdings of debt instruments against future changes in interest rates.

Financial futures are futures contracts relating to financial instruments, such as U.S. Governments, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures for hedging and non-hedging purposes.

Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities. The Equity Growth, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios may enter into futures contracts to the extent that their outstanding obligations to purchase securities under such contracts in combination with their outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would exceed 20% of their total assets or in the case of the Fixed Income, High Yield and Value Portfolios outstanding obligations would not exceed 50% of their respective total assets. In addition, the Emerging Markets Equity Portfolio will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts would exceed 10% of the value of its total assets.

Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated qBa through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than
    B- or CCC-rated securities but face major ongoing uncertainties..... which may lead to inadequate capacity to pay interest or principal. B-rated bonds have a ""greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions.'' CCC-rated bonds have a currently identifiable ""vulnerability to default'' and, without favorable business conditions, will be ""unable to repay interest and principal.'' The rating C is reserved for income bonds on which ""no interest is being paid.''

    Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Emerging Markets Equity Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans

("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit, including Eurodollar certificates of deposit; and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see "CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by the GNMA, FHLMC, FNMA, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Advisers to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Magnum and Emerging Markets Equity Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Equity Growth, Global Equity, International Magnum, Emerging Markets Equity, Fixed Income, High Yield, Value and Mid Cap Value Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The International Magnum and Emerging Markets Equity Portfolios may each invest up to 25% of their total assets, and the Growth Portfolio may invest up to 35% of its total assets, in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through Options transactions with respect to securities, instruments, indices or baskets thereof in which such Portfolios may invest, as well as with respect to foreign currency. Purchasing a put Option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option.

Each Portfolio also may write (i.e., sell) put and call Options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an Option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the Option expires unexercised or is closed out at a profit. However, by writing a call Option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the Option for as long as the Portfolio's obligation as writer of the Option continues. The Portfolios may only write Options that are "covered." A covered call Option means that so long as the Portfolio is obligated as the writer of the Option, it will own (i) the underlying security or instrument subject to the Option or (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the Option.

By writing (or selling) a put Option, a Portfolio incurs an obligation to buy the security or instrument underlying the Option from the purchaser of the put at the Option's exercise price at any time during the Option period, at the purchaser's election. Options written by a Portfolio may be exercisable by the purchaser only up to a specific date. A Portfolio that has written a put Option will earmark or segregate sufficient liquid assets to cover its obligations under the Option.

As a matter of operating policy, the value of the underlying securities on which stock Options will be written at any one time may not exceed 5% of a Portfolio's total assets.

The Portfolios may engage in transactions in Options which are traded on recognized exchanges or over-the-counter. There currently are limited Options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by MSAM and the extent to which those strategies are used will depend on the development of such Option markets. The primary risks associated with the use of Options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of Options relating to such investments; and (ii) possible lack of a liquid secondary market for an Option.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. Swap contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency Swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a Swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Growth, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

EACH PORTFOLIO (excluding the International Magnum and Emerging Markets Equity Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For additional information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The Boards of Directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Equity Growth, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios. MAS serves as the Adviser for the Fixed Income, High Yield, Value, and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of January 1996, MAS is also indirectly wholly-owned by MSGI. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1997, MSAM, together with its affiliated asset management companies (other than MAS and Van Kampen), managed assets totaling approximately $74 billion, MAS managed assets totaling approximately $44.4 billion and MSAM and MAS and all of their affiliated asset management companies managed assets totalling approximately $176.9 billion. See "Management of the Fund" in the SAI.

On February 5, 1997, MSGI and Dean Witter, Discover & Co. ("Dean Witter Discover") announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Presently, Dean Witter, Discover is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM and MAS will be subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley & Co. Inc. ("Morgan Stanley"), joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

HIGH YIELD PORTFOLIO -- Robert E. Angevine, Thomas L. Bennett, and Stephen F. Esser. Robert Angevine is a Principal of Morgan Stanley and the Portfolio Manager for high yield investments. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Information about Thomas L. Bennett is included under Fixed Income Portfolio above. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Messrs. Bennett, Angevine and Esser have shared primary responsibility for managing the Portfolio's assets since inception.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman, Margaret K. Johnson, and Daniel Lascano. Kurt Feuerman is a Managing Director of MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University and a B.A. from McGill University. Margaret Johnson is a Principal of MSAM and a Portfolio Manager in the Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Daniel Lascano is a Vice President of MSAM. He joined MSAM in 1993. Mr. Lascano graduated from the University of California at Berkeley, with a B.A. in Economics and Statistics. Mr. Feuerman, Ms. Johnson and Mr. Lascano have shared primary responsibility for managing the Portfolio's assets since inception.

VALUE PORTFOLIO -- Richard M. Behler, Robert J. Marcin and Nicholas J. Kovich. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from University of Notre Dame. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. from Darmouth College. Mr. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

MID CAP VALUE PORTFOLIO -- William B. Gerlach and Gary G. Schlarbaum. William
B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Mr. Gerlach and Mr. Schlarbaum have had primary responsibility for managing the Portfolio's assets since inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Principal of Morgan Stanley, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich joined Morgan Stanley as a Principal in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Marianne L. Hay. Madhav Dhar is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in 1984 to focus on global asset allocation and investment strategy and now heads MSAM's emerging markets group and serves as the group's principal Portfolio Manager. Mr. Dhar also coordinates MSAM's developing country funds effort and has been involved in the launching of MSAM's country funds. He is a Director of the Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Marianne L. Hay, a Managing Director of Morgan Stanley, joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets assets allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. ("Martin Currie") where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Mr. Dhar and Ms. Hay have shared primary responsibility for managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Ean Wah Chin and Seah Kiat Seng. Ean Wah Chin is a Managing Director of Morgan

Stanley, and is responsible for MSAM's regional Asia ex-Japan operations based in Singapore. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Seah Kiat Seng joined the Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has had primary management responsibility for the Investment Fund since its inception. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand. Ms. Chin and Mr. Seng have shared primary responsibility for managing the Portfolio's assets since inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and recordkeeping services that would otherwise be performed by the Advisers or their service providers, may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the cost of providing those services.

Chase Global calculates the NAV and dividends, maintains the general accounting records and administers the securities lending program for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information--Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the

Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the tables below.
                   U.S. FIXED INCOME PORTFOLIO ADVISORY FEES

===========================================================================
  Assets                                   Fixed Income          High Yield
---------------------------------------------------------------------------
  First $500 million                           0.40%               0.50%
---------------------------------------------------------------------------
  From $500 million to $1 billion              0.35%               0.45%
---------------------------------------------------------------------------
  More than $1 billion                         0.30%               0.40%
===========================================================================

                      U.S. EQUITY PORTFOLIO ADVISORY FEES

=======================================================================================
                                                                                Mid Cap
  Assets                       Equity Growth              Value                  Value
---------------------------------------------------------------------------------------
  First $500 million               0.55%                  0.55%                  0.75%
---------------------------------------------------------------------------------------
  From $500 million to $1
   billion                         0.50%                  0.50%                  0.70%
---------------------------------------------------------------------------------------
  More than $1 billion             0.45%                  0.45%                  0.65%
=======================================================================================

                         GLOBAL PORTFOLIO ADVISORY FEES

==============================================================================================================
                                                                                Emerging
                                   Global             International             Markets                 Asian
  Assets                           Equity                 Magnum                 Equity                 Equity
--------------------------------------------------------------------------------------------------------------
  First $500 million               0.80%                  0.80%                  1.25%                  0.80%
--------------------------------------------------------------------------------------------------------------
  From $500 million to $1
   billion                         0.75%                  0.75%                  1.20%                  0.75%
--------------------------------------------------------------------------------------------------------------
  More than $1 billion             0.70%                  0.70%                  1.15%                  0.70%
==============================================================================================================

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
Portfolio                                                     Fee Waivers
---------                                               ------------------------
Fixed Income...........................................          0.70%
High Yield.............................................          0.80%
Equity Growth..........................................          0.85%
Value..................................................          0.85%
Mid Cap Value..........................................          1.05%
Global Equity..........................................          1.15%
International Magnum...................................          1.15%
Emerging Markets Equity................................          1.75%
Asian Equity...........................................          1.20%

The fee restrictions are voluntary and may be terminated by the Adviser at any time.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons", as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons", as defined in the 1940 Act of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. As a result of their investment strategies, the Fixed Income and Mid Cap Value Portfolios' annual portfolio turnover rates are expected to be as high as 200%. The High Yield Portfolio's rate is expected to be as high as 150%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                                         Corresponding                 Corresponding
                                              MSIF                       MAS Funds
       Fund Portfolio                      portfolio                     portfolio
       --------------                    -------------                 -------------
       Fixed Income                                                    Fixed Income
       High Yield                                                       High Yield
       Equity Growth                     Equity Growth
       Value                                                               Value
       Mid Cap Value                                                   Mid Cap Value
       Global Equity                     Global Equity
       International Magnum           International Magnum
       Emerging Markets Equity          Emerging Markets
       Asian Equity                       Asian Equity

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of the MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year    Five Years   Ten Years    Five Years   Ten Years   Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/96     12/31/96     12/31/96     12/31/96     12/31/96    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...........  4/2/91      30.97%      121.15%         NA         16.99%         NA         17.06%
Global Equity...........  7/15/92     22.83%         NA           NA           NA           NA         19.22%
International Magnum....  3/15/96      8.25%*        NA           NA           NA           NA           NA
Emerging Markets
 Equity.................  9/25/92     12.19%         NA           NA           NA           NA         12.93%
Asian Equity............  7/01/91      3.49%      142.14%         NA         19.35%         NA         18.28%
MAS Funds:
Fixed Income............ 11/14/84      7.63%       63.46%      145.13%        8.94%        9.38%       10.92%
High Yield..............  2/28/89     13.83%       97.01%         NA         14.52%         NA         11.45%
Value...................  11/5/84     18.41%      127.75%      297.08%       17.89%       14.79%       16.86%
Mid Cap Value........... 12/30/94     22.30%         NA           NA           NA           NA         32.88%

-------
* Cumulative (unannualized) total return since inception.
PERSONS CONTROLLING CERTAIN PORTFOLIOS

As of April 7, 1997, MSGI owned more than 25% of the outstanding voting securities of the Fixed Income, High Yield, Equity Growth, Value, Mid Cap Value, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios and therefore, may be deemed a controlling person of these Portfolios under the 1940 Act.

In addition, The New York Life Insurance and Annuity Corporation ("NYLIAC") owned more than 25% of the voting securities of the Emerging Markets Equity Portfolio for variable annuity contracts and variable life insurance policies that it has issued to the public. As required by law, NYLIAC votes the securities in accordance with instructions received from its variable annuity contract and variable life insurance policy owners.

For more information, see "Control Persons and Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Equity Growth, Value, Mid Cap Value, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each of the Fixed Income and High Yield Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.


MORGAN STANLEY                     MILLER
ASSET MANAGEMENT                   ANDERSON &
INC.                               SHERRERD, LLP

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THE FUND OFFERS 17 PORTFOLIOS MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM") OR MILLER ANDERSON & SHERRERD, LLP ("MAS"). THE FUND MAKES AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1997, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-422-6464 EXT. 7182 OR CONTACT YOUR INSURANCE COMPANY.

SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. PARTICULAR PORTFOLIOS MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABLE PORTFOLIOS. INCLUSION OF A PORTFOLIO IN THIS PROSPECTUS WHICH IS NOT AVAILABLE IN YOUR STATE IS NOT TO BE CONSIDERED A SOLICITATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE FUND'S PORTFOLIOS:

U.S. FIXED INCOME PORTFOLIOS

Money Market            High Yield
Fixed Income

U.S. EQUITY PORTFOLIOS

Core Equity             Mid Cap Growth
Equity Growth           Mid Cap Value
Value                   U.S. Real Estate

GLOBAL PORTFOLIOS

International           International Magnum
Fixed                   Emerging Markets Equity
Income                  Asian Equity
Emerging Markets Debt
Global Equity

ASSET ALLOCATION PORTFOLIOS

Balanced                Multi-Asset-Class

AN INVESTMENT IN ANY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES. THE MONEY MARKET PORTFOLIO ATTEMPTS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

THE HIGH YIELD AND EMERGING MARKETS DEBT PORTFOLIOS MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." YOU SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES" FOR FURTHER INFORMATION.

THE EMERGING MARKETS DEBT AND EMERGING MARKETS EQUITY PORTFOLIOS MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "SECURITIES AND INVESTMENT TECHNIQUES--RUSSIAN SECURITIES" FOR FURTHER INFORMATION.

Prospectus dated May 1, 1997
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND


The Fund is an open-end management investment company, or mutual fund. At present it offers 17 separate investment portfolios (each, a "Portfolio"), each with a distinct investment objective. The following pages describe the types of securities and investment techniques each Portfolio uses to seek its objective, as well as the risks inherent in those types of securities and investment techniques.


MANAGEMENT


Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the following Portfolios:

Money Market            Global Equity
Equity Growth           International Magnum
U.S. Real Estate        Emerging Markets
Emerging Markets Debt    Equity
Asian Equity


MSAM conducts a worldwide investment advisory business. As of February 28, 1997, MSAM and its affiliated asset management companies (exclusive of MAS and Van Kampen American Capital, Inc. ("Van Kampen")) managed assets of approximately $74 billion.

Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") advises the following
Portfolios:

Fixed Income            Mid Cap Value
High Yield              International Fixed  Income
Core Equity             Balanced
Value                   Multi-Asset-Class
Mid Cap Growth

MAS's institutional investment advisory business was established in 1969. As of February 28, 1997, MAS managed assets of approximately $44.4 billion. Also as of February 28, 1997, MSAM and MAS, and all of their affiliated asset management companies, managed assets totaling approximately$176.9 billion.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                                          PAGE
                                                            ----

FINANCIAL HIGHLIGHTS                                          3

     Financial highlights tables as of December 31, 1996.

PORTFOLIO SUMMARIES                                           3
-------------------

     For each Portfolio, the investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIOS' INVESTMENTS                                   7
---------------------------

     A more detailed review of how each Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES                         16
------------------------------------

     More information about the types of investment strategies that may be used by some or all of the Portfolios and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS                                31
-----------------------------

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND                                       31
----------------------

     General information about the organization and operations of the Fund, including details about MSAM, MAS and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES                                             41
----------------

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the shares of the Emerging Markets Equity Portfolio for the period presented. The Emerging Markets Equity Portfolio was the only Portfolio of the Fund operational in the fiscal year ended December 31, 1996 and, therefore, is the only Portfolio with audited financial highlights for this period. These audited financial highlights are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are included in the Fund's Statement of Additional Information. The Emerging Markets Equity Portfolio's financial highlights for the period ended December 31, 1996 have been audited by Price Waterhouse LLP, whose unqualified report thereon is also included in the Statement of Additional Information. Additional performance information for the Emerging Markets Equity Portfolio is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the toll-free number noted on the cover page to this Prospectus or from your insurance company.

                                                                   PERIOD FROM
                                                               OCTOBER 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                              DECEMBER 31, 1996
----------------------------------                             -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................       $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Invested Income.........................................          0.01
  Net Realized and Unrealized Loss............................         (0.21)
                                                                     -------
    Total From Investment Operations..........................         (0.20)
                                                                     -------
DISTRIBUTIONS
  Net Invested Income.........................................         (0.02)
                                                                     -------
    Total Distributions.......................................         (0.02)
                                                                     -------
NET ASSET VALUE, END OF PERIOD................................       $  9.78
                                                                     =======
TOTAL RETURN..................................................         (2.03)%
                                                                     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).............................       $11,789
Ratio of Expenses to Average Net Assets.......................          1.75%**
Ratio of Net Investment Income to Average Net Assets..........          0.32%**
Portfolio Turnover Rate.......................................             9%
Average Commission Rate#......................................       $0.0013
Effect of Voluntary Expense
 Limitation During the Period:
  Per Share Benefit to Net
   Investment Income (Loss)...................................       $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net
   Assets.....................................................          6.17%**
  Net Investment Income (Loss) to Average Net Assets..........         (4.06)%**

-------
 * Commencement of operations.
** Annualized.
 # For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.45% of the trade amount.

PORTFOLIO SUMMARIES
-------------------

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

U.S. FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

OBJECTIVE AND STRATEGY: Maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality Money Market Instruments with effective maturities of 397 days or less. While the Portfolio is managed with the goal of keeping its share price stable at $1.00, there can be no assurance this goal will be achieved. The rate of income will vary from day-to-day, generally reflecting short-term interest rates.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking to earn income at current money market rates while preserving the value of their investment.

RISK PROFILE: Low potential risk and reward. The Portfolio seeks a conservative rate of return in exchange for capital preservation.

FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, MBSs, Foreign Bonds and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of Fixed Income Securities.

RISK PROFILE: Moderate potential risk and reward. The Portfolio will focus on medium- to high-quality investments of intermediate maturity. The level of risk, and potential reward, depends on the quality and maturity of the investments. The Portfolio's share price can normally be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

HIGH YIELD PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of High Yield Securities, including Corporate Bonds and other Fixed Income Securities and Derivatives. High Yield Securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality securities, including defaulted securities, and are willing to accept their greater price movements and credit risks.

RISK PROFILE: High potential risk and reward. Securities rated below investment grade, as well as unrated securities of lower quality, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories.

U.S. EQUITY PORTFOLIOS

CORE EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities of companies that are deemed by MAS to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of companies that represent a well-diversified exposure to the U.S. stock market.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in the stock market and economic conditions.

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and able to ride out market fluctuations in anticipation of greater long-term growth.

VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Common Stocks and other Equity Securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from Common Stocks of issuers with equity capitalizations usually greater than $300 million that are deemed to be undervalued in the marketplace.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price will fluctuate with changes in market, economic and foreign currency exchange conditions.

MID CAP GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital growth by investing primarily in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Ratings Group ("S&P") MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially greater long-term returns and who understand that investments in small- and medium-size companies may result in greater price fluctuations than the stock market in general.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

MID CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing in Common Stocks and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average total return from Common Stocks of medium-size companies that are deemed to be undervalued in the marketplace.

RISK PROFILE: High potential risk and reward. The Portfolio's share price will fluctuate with changes in market and economic conditions.

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average current income and long-term capital appreciation by investing primarily in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek above-average current income and long-term capital appreciation by investing in Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, the Portfolio's investments may be subject to the risks associated with the direct ownership of real estate and direct investments of REITs.

GLOBAL PORTFOLIOS

INTERNATIONAL FIXED INCOME PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in investment grade Foreign Bonds and other Fixed Income Securities of foreign issuers and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from high-grade Foreign Bonds and willing to accept currency risk.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's share price can be expected to vary inversely to changes in prevailing interest rates. In addition, the performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY: High total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

INVESTOR PROFILE: The Portfolio is designed for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation.

RISK PROFILE: Very high potential risk and reward. The Portfolio's performance is subject to high risk and will not be required to meet a minimum rating standard and may purchase securities that are not rated for creditworthiness by any internationally recognized credit rating organization. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. In addition, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, risks in connection with registration, clearing and settlement of securities transactions and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined herein).

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, including fluctuations in the stock market and changes in the economy, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including emerging market country investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries.

RISK PROFILE: Very high potential risk and reward. In addition to the general risks involved in Equity Securities, including fluctuations in the stock market and changes in the economy, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests. The risks of Foreign Investment are exacerbated in the case of Emerging Market Country Securities.

ASIAN EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in Equity Securities that are traded on recognized stock exchanges of countries in Asia and in Equity Securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

INVESTOR PROFILE: The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets of Asian countries other than Japan.

RISK PROFILE: High potential risk and reward. In addition to general risks involved in equity investments, international investing involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

ASSET ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Equity and Fixed Income Securities and Derivatives. The average weighted maturity of the fixed income portion of the Portfolio ordinarily will exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of both Equity Securities and a wide range of Fixed Income Securities.

When MAS judges the relative outlook for each asset class to be neutral, the mix of assets will be 60% Equity Securities and 40% Fixed Income Securities, although the Portfolio may hold between 45-75% Equity Securities and between 25-55% Fixed Income Securities.

The Adviser will continually review the Portfolio's holdings and rebalance the securities held by the Portfolio to attempt to maintain the appropriate asset mix.

RISK PROFILE: Moderate potential risk and reward. The Portfolio's equity investments will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's Fixed Income Securities can be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MULTI-ASSET-CLASS PORTFOLIO

OBJECTIVE AND STRATEGY: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of Equity and Fixed Income Securities (including High Yield Securities) of domestic and foreign issuers and Derivatives. The average weighted maturity of the fixed income portion of the Portfolio will ordinarily exceed five years and will usually be between three and fifteen years.

INVESTOR PROFILE: The Portfolio may be appropriate for investors seeking an above-average return from a diversified portfolio of both Equity Securities of domestic and foreign issuers and a wide range of domestic and foreign Fixed Income Securities ranging from high yield to high grade.

When MAS judges the relative outlook for each asset class to be neutral, the mix of assets will be 50% in Equity Securities of domestic issuers, 14% in Equity Securities of foreign issuers, 24% in Fixed Income Securities of domestic issuers, 6% in Fixed Income Securities of foreign issuers, and 6% in

High Yield Securities. However, the normal ranges for these different asset classes will be:

Equity Securities-domestic issuers        70%-30%
Equity Securities-foreign issuers          25%-5%
Fixed Income Securities-domestic issuers  60%-15%
Fixed Income Securities-foreign issuers    12%-0%
High Yield Securities                      12%-0%

The Adviser will continually review the Portfolio's holdings and actively rebalance the securities held by the Portfolio.

RISK PROFILE: Moderate to high potential risk and reward. The Portfolio's Equity Securities will fluctuate with changes in the stock market and changes in the economy. The value of the Portfolio's Fixed Income Securities can be expected to vary inversely to changes in prevailing interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Securities rated below investment grade, as well as unrated securities, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rating categories. In addition, Foreign Investment involves different or increased risks. The performance of the Portfolio will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which the Portfolio invests.

THE PORTFOLIOS' INVESTMENTS
---------------------------

INVESTMENT CHARACTERISTICS AND RISKS

The value of each Portfolio's investments and the income they generate will vary from day-to-day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad.

The Portfolios spread investment risk by limiting, to varying degrees, its holdings in any one company or industry. Nevertheless, each Portfolio, other than the Money Market Portfolio, will experience price volatility the extent of which will be affected by the types of securities and techniques the particular Portfolio uses. (The Money Market Portfolio expects to maintain a net asset value ("NAV") of $1.00 per share but there can be no assurance of that result.) In the short term, Common Stock prices can fluctuate dramatically in response to these factors. Over time, however, Common Stocks have shown greater growth potential than other types of securities. The prices of bonds also fluctuate and generally move in the opposite direction from interest rates.

Foreign Investment may involve risks in addition to those of U.S. investments. The performance of the Portfolios investing in foreign securities will be affected by foreign currency values, the greater volatility of securities exchanges, and the overall political, economic and regulatory environment in the countries in which investments are made.

Because the International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity and Emerging Markets Debt Portfolios are non-diversified portfolios and are permitted greater flexibility to invest their assets in the obligations of a single issuer, they are exposed to increased risk of loss if such an investment underperforms expectations. See "Non-Diversified Status" in this Prospectus and "Investment Limitations" in the "SAI".

Investments in securities rated below investment grade, sometimes called high risk or High Yield Securities or junk bonds, carry a high degree of risk and are considered speculative. MSAM and MAS may use various investment techniques to hedge risks, including investment in Derivatives, but there is no guarantee that these strategies will work as intended.

Each Portfolio will be invested according to its investment strategy. However, the Portfolios also have the ability to invest without limitation in high-quality Money Market Instruments or Temporary Investments for temporary, defensive purposes. See "Securities and Investment Techniques" below.

When Portfolio shares are redeemed, they may be worth more or less than their original cost. An investment in any one Portfolio is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a Portfolio will achieve its goal.

U.S. FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

The Portfolio seeks to realize maximum current income and preserve capital while maintaining high levels of liquidity through investing in high-quality Money Market Instruments which have effective maturities of 397 days or less. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share, but there can be no assurance of this result.

The Portfolio utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). Accordingly, the Portfolio will limit its portfolio investments to those instruments that present minimal credit risks and are of "eligible quality" as determined by the Adviser under the supervision of the Board of Directors in accordance with regulations of the SEC, as they may from time to time be amended. For this purpose, "eligible quality" means a security rated in one of the two highest rating categories (i) by at least two nationally recognized statistical rating organizations (each an "NRSRO") assigning a rating to the security or issuer, or

(ii) if only one NRSRO has assigned a rating, by that NRSRO, or if the security is unrated, of comparable quality as determined by the Adviser. The Money Market Portfolio will not purchase any bank or corporate obligation unless it is rated at least Aa or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or AA or A-1 by S&P, or it is unrated, and in the determination of the Adviser, it is of comparable quality.

The Portfolio may invest in Repurchase Agreements, Reverse Repurchase Agreements to a limited extent, may purchase securities on a When-Issued or Delayed Delivery basis, and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

FIXED INCOME PORTFOLIO

The Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, MBSs of domestic issuers, and other Fixed Income Securities and Derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities, not more than 20% of which will be below investment grade (commonly referred to as High Yield Securities or junk bonds). Permissible investments include Municipals, Loan Participations and Assignments, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to CMOs, Structured Notes, Foreign Currency Transactions, Futures, Options and Swaps and may engage in Loans of Portfolio Securities. For additional investment information, see "Securities and Investment Techniques" below.

The Adviser's approach is to actively manage the maturity and duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed Income Securities in all market sectors. For additional information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

HIGH YIELD PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in High Yield Securities of U.S. and foreign issuers including Corporate Bonds and other Fixed Income Securities. High Yield Securities are rated below investment grade and are commonly referred to as high yield bonds or junk bonds. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between five and fifteen years.

The Portfolio may also invest in Investment Grade Fixed Income Securities of domestic and foreign issuers, including Eastern European and Emerging Market Country Securities, and in Foreign Currency Transactions, Investment Company Securities, Foreign Equities, Loan Participations and Assignments, Municipals, Brady Bonds, ABSs, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to SMBSs, CMOs, Structured Notes, Forwards, Futures, Options and Swaps and may engage in Loans of Portfolio Securities. For risks associated with High Yield Securities and additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to use equity and fixed income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in credit analysis of Fixed Income Securities and use in-depth financial analysis to uncover opportunities in undervalued issues. For additional information about strategies employed in managing the Portfolio, see "High Yield Investing," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "Foreign Fixed Income Investing," "Foreign Investing" and "Emerging Markets Investing" in "Securities and Investment Techniques" below.

U.S. EQUITY PORTFOLIOS

CORE EQUITY PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, American Depositary Receipts ("ADRs") and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, securities purchased on a When-Issued and Delayed Delivery basis, and Derivatives, including but not limited to Forwards, Futures, Options and Swaps and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Practices" below.

The Adviser's approach entails selecting Equity Securities of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation. The Adviser evaluates both short-term and long-term economic trends and their impact on corporate profits and the relative value offered by different sectors and securities within the equity markets. Individual securities are selected based on fundamental business and financial factors (such as earnings growth, financial position, price volatility, and dividend payment records) and the measurement of those factors relative to the current market price of the security.

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, other Fixed Income Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stock.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Adviser concentrates on companies with strong, communicative managements and clearly defined strategies for growth. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of companies with equity capitalizations usually greater than $300 million.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Equity Securities that it deems to be undervalued relative to the stock market in general as measured by the S&P 500 Index, based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

MID CAP GROWTH PORTFOLIO

The Portfolio seeks long-term capital growth by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market. Due to its emphasis on long-term capital growth, dividend income for the Portfolio may be lower than for the other equity Portfolios.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities of smaller and medium-size companies. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser uses a four-part process combining quantitative, fundamental and valuation analysis with a strict sales discipline. Equity Securities that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most over-valued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

MID CAP VALUE PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, ADRs and other Equity Securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio may also invest in U.S. Governments and Agencies, Corporate Bonds, Foreign Bonds, Zero Coupons, Repurchase Agreements, Cash Equivalents, Foreign Currency Transactions, Investment Company Securities, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to Forwards, Futures, Options and Swaps and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to select Common Stocks that are deemed to be relatively under-valued at the time of purchase based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index. For additional information about strategies employed in managing the Portfolio, see "Value Stock Investing" in "Securities and Investment Techniques."

U.S. REAL ESTATE PORTFOLIO

The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in Equity Securities of companies in the U.S. real estate industry. Such Equity Securities include Common Stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, Rights or Warrants to purchase Common Stocks, Convertible Securities, and Preferred Stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing Equity Securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others:
REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies.

The Portfolio may also invest in Fixed Income Securities issued or guaranteed by real estate companies or secured by real estate assets that are Investment Grade Securities, high-quality Money Market Instruments such as notes, certificates of deposit or bankers' acceptances issued by domestic or foreign issuers, or high-grade debt securities, consisting of corporate debt securities and U.S. Governments and Agencies. The Portfolio may also invest in certain securities or obligations, including Non-Publicly Traded Securities, Private Placements, Restricted Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Temporary Investments and Derivatives, including but not limited to Options and Futures and may engage in Loans of Portfolio Securities. For additional information about the Portfolio's investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to invest in Equity Securities of companies that it believes will provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500. A substantial portion of the Portfolio's total assets will be invested in Equity Securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests, with certain tax advantages if regulatory requirements are met. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Portfolio will invest primarily in Equity REITs. A shareholder in the Portfolio investing in REITs indirectly through the Portfolio will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, the management expenses of underlying REITs.

GLOBAL PORTFOLIOS

INTERNATIONAL FIXED INCOME PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade Foreign Bonds and other Fixed Income Securities of foreign issuers. Under normal circumstances, at least 95% of the Fixed Income Securities in which the Portfolio will invest will be Investment Grade Securities. The Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between three and fifteen years. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in Fixed Income Securities of issuers in at least three countries other than the United States, including Emerging Market Country Securities and Eastern European Securities. Derivatives may be used to represent country investments.

The Portfolio may also invest in U.S. Fixed Income Securities, Foreign Currency Transactions, Investment Funds, Investment Company Securities, Loan Participations and Assignments, Preferred Stock, When-Issued and Delayed Delivery Securities and Derivatives, including but not limited to, Structured Notes, Forwards, Futures, Options and Swaps and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to manage the duration, country, and currency exposure of the Portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. The Adviser will invest in MBSs and Corporate Bonds when it believes they offer the most value, although most foreign currency denominated investments are in Fixed Income Securities issued by governments or supranational organizations. For other information about strategies employed in managing the Portfolio, see "Maturity and Duration Management," "Value Investing," "Foreign Fixed Income Investing," "Non-Diversified Status," "Emerging Markets Investing," "Mortgage Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

EMERGING MARKETS DEBT PORTFOLIO

The Portfolio seeks high total return by investing primarily in Fixed Income Securities of issuers in emerging market countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers.

The Portfolio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries, Brady Bonds, Zero Coupon, Pay-In-Kind or Deferred Payment Securities, ADRs, Foreign Currency Transactions, Investment Company Securities, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Repurchase Agreements, Reverse Repurchase Agreements, Temporary Investments, Non-Publicly Traded Securities, Private Placements, Restricted Securities, When-Issued or Delayed Delivery Securities, Derivatives, including but not limited to Forwards, Futures and Options, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 5% of its total assets in MBSs, CMOs and in other ABSs issued by non-governmental entities, such as banks and other financial institutions. Also, the Portfolio is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the NAV of the Portfolio's shares and increases in the yield on the Portfolio's investments. For additional information about investments, see "Securities and Investment Practices" and "Non-Diversified Status" below.

The Adviser's approach is to invest the Portfolio's assets in Emerging Market Country Fixed Income Securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in Emerging Market Country Fixed Income

Securities will be made primarily in some or all of the following emerging market countries:

Algeria                Argentina                        Brazil                  Bulgaria
Chile                  China                            Colombia                Costa Rica
Czech Republic         Dominican Republic               Ecuador                 Egypt
Greece                 Hungary                          India                   Indonesia
Ivory Coast            Jamaica                          Jordan                  Malaysia
Mexico                 Morocco                          Nicaragua               Nigeria
Pakistan               Panama                           Paraguay                Peru
Philippines            Poland                           Portugal                Russia
Slovakia               South Africa                     Thailand                Trinidad &
Tunisia                Turkey                           Uruguay                 Tobago
Venezuela              Zaire

In selecting Emerging Market Country Fixed Income Securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in debt securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

Interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by governments, government agencies or instrumentalities, political subdivisions or government owned, controlled or sponsored entities involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "Investment Companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in Fixed Income Securities of governments, and government-related and restructured Fixed Income Securities are subject to special risks, including the inability or unwillingness of the issuer to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such Fixed Income Securities. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques --Russian Securities."

The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar is not restricted and will vary depending on market conditions. Although the Portfolio is permitted to engage in investment practices to hedge against currency exchange rate risks with respect to such assets, the Portfolio may be limited in its ability to hedge against these risks.

Emerging Market Country Fixed Income Securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. These types of Fixed Income Securities are predominantly speculative and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of Fixed Income Securities of foreign issuers, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which the Fixed Income Securities of a foreign issuer is denominated.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, and Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Foreign Currency Transactions, Money Market Instruments, Repurchase Agreements and When-Issued or Delayed Delivery Securities, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Equity Securities that no longer conform to such investment criteria will be sold.

Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. Investing in foreign countries and emerging market countries subjects the Portfolio to additional risk, see "Securities and Investment Techniques" below.

INTERNATIONAL MAGNUM PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights or Warrants to purchase Common Stocks and other Equity Securities of non-U.S. issuers domiciled in EAFE countries (defined below). The production of any current income is incidental to this objective. The Equity Securities in which the Portfolio may invest may be denominated in any currency.

The countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.

Although the Portfolio intends to invest primarily in Equity Securities listed on a stock exchange in an EAFE country, the Portfolio may invest without limit in Equity Securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

The Portfolio may also invest in Private Placements or initial public offerings in the form of oversubscriptions, certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) Fixed Income Securities, Foreign Currency Transactions, Investment Company Securities, Temporary Investments, Money Market Instruments, Non-Publicly Traded Securities, Restricted Securities, Repurchase Agreements, Cash or Cash Equivalents, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures (including stock index futures) and Options, and may engage in Loans of Portfolio Securities. The Portfolio may also invest up to 10% of its total assets in (i) Investment Company Securities with investment objectives similar to that of the Portfolio and (ii) for temporary purposes, Money Market Instruments and pooled investment vehicles. In addition, for temporary defensive purposes during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its total assets in short-term and medium-term Fixed Income Securities or hold cash. The Portfolio will not invest in Fixed Income Securities that are not Investment Grade Securities. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects Equity Securities among issuers of a region.

The Adviser's approach in selecting among Equity Securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. The Adviser identifies those Equity Securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity Securities which no longer conform to such investment criteria will be sold.

EMERGING MARKETS EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, sponsored or unsponsored ADRs and other Equity Securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in Emerging Market Country Equity Securities.

The Portfolio may also invest in Fixed Income Securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country, Equity Securities or Fixed Income Securities of corporate or governmental issuers located in industrialized countries, Foreign Currency Transactions, Investment Funds, Loan Participations and Assignments, Money Market Instruments, Investment Company Securities, Repurchase Agreements, Non-Publicly Traded Securities, Private Placements,

Restricted Securities, Temporary Investments, When-Issued and Delayed Delivery Securities, and Derivatives, including but not limited to Forwards, Futures and Options and may engage in Loans of Portfolio Securities. It is likely that many of the Fixed Income Securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics.

When deemed appropriate by the Adviser, the Portfolio may also invest up to 10% of its total assets (measured at the time of the investment) in Fixed Income Securities that are not Investment Grade Securities (commonly referred to as High Yield Securities or junk bonds). For temporary defensive purposes, the Portfolio may invest less than 65% of its total assets in Emerging Market Country Equity Securities, in which case the Portfolio may invest in other Equity Securities or may invest in Fixed Income Securities as described in "Securities and Investment Techniques--Temporary Investments" below. The Portfolio also has the ability to invest without limitation in high quality Money Market Instruments or Temporary Investments for temporary defensive purposes. For additional information about investments, see "Securities and Investment Techniques" and "Non-Diversified Status" below.

The Adviser's approach is to focus the Portfolio's investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio intends to invest primarily in some or all of the following emerging market countries:

Argentina            Botswana                         Brazil                          Chile
China                Colombia                         Egypt                           Greece
Hong Kong            Hungary                          India                           Indonesia
Israel               Jamaica                          Jordan                          Kenya
Malaysia             Mexico                           Nigeria                         Pakistan
Peru                 Philippines                      Poland                          Portugal
Russia               South Africa                     South Korea                     Sri Lanka
Taiwan               Thailand                         Turkey                          Venezuela
Zimbabwe

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

Emerging Market Country Securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. The Portfolio may not be able to hedge foreign currency risk adequately. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Foreign Investment" below. Also, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Securities and Investment Techniques--Russian Securities."

ASIAN EQUITY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities that are traded on recognized stock exchanges of the countries in Asia described below and such Equity Securities of companies organized under the laws of any such Asian country whose business is conducted principally in Asia. Although the Portfolio intends to invest primarily in Equity Securities listed on stock exchanges, it will also invest in Equity Securities traded in over-the-counter markets. Securities traded in over-the-counter markets pose liquidity risks. The production of any current income is incidental to the Portfolio's objective.

The Portfolio does not intend to invest in Asian Equity Securities that are principally traded in markets in Japan or in companies organized under the laws of Japan. The Asian countries to be represented in the Portfolio, which include the following countries, have the more established markets in the region: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in Common Stocks traded in markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to Foreign Investment. Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in such Asian Equity Securities.

The Portfolio may also invest in Fixed Income Securities, bills and bonds of governmental entities in Asia and the

United States, notes, debentures and bonds of companies in Asia, U.S. Money Market Instruments, Foreign Currency Transactions, Investment Company Securities and Repurchase Agreements, When-Issued or Delayed Delivery Securities and Derivatives, including but not limited to Forwards and Futures, and may engage in Loans of Portfolio Securities. Although the Portfolio will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term Money Market Instruments. The Portfolio may also purchase such instruments to temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

The Adviser's approach is oriented to individual stock selection and is value driven, similar to the approach described for the International Magnum Portfolio discussed above. There is no requirement that the Fund, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-size companies that, in the Adviser's view, have potential for growth.

The Portfolio's investments will include Emerging Market Country Securities. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Securities and Investment Techniques--Emerging Market Country Securities."

ASSET ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing in a diversified portfolio of Equity and Fixed Income Securities. The average weighted maturity of the Portfolio's Fixed Income Securities ordinarily will exceed five years and will usually be between three and fifteen years.

When the Adviser judges the relative outlook for the equity and fixed income markets to be neutral, the portfolio will be invested 60% in Equity Securities and 40% in Fixed Income Securities. The asset mix may be changed, however, with Equity Securities ordinarily representing between 45% and 75% of the total investment.

The Portfolio may invest up to 25% of its total assets in Foreign Bonds and Foreign Equities, other than ADRs, and an additional 10% of its total assets in Brady Bonds. The Portfolio will invest at least 25% of its total assets in senior Fixed Income Securities.

Subject to the foregoing limits, the Portfolio may invest in Foreign Currency Transactions, High Yield Securities, Investment Company Securities, Investment Funds, Eastern European Securities, Emerging Market Country Securities, Loan Participations and Assignments, Municipals, When-Issued or Delayed Delivery Securities, and Derivatives, including but not limited to Structured Notes, Forwards, Futures, Options and Swaps. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to determine investment strategies for the equity and fixed income portions of the Portfolio separately and then determine the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-eight year history of managing balanced accounts. For other information about strategies employed in managing the Portfolio, see "Asset Allocation Management," "Maturity and Duration Management," "Value Investing," "Mortgage Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

MULTI-ASSET-CLASS PORTFOLIO

The Portfolio seeks above-average total return over a market cycle of three to five years by investing in a diversified portfolio of Equity Securities and Fixed Income Securities of domestic and foreign issuers.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in issuers located in at least three countries, including the United States. The average weighted maturity of the fixed income portion of the Portfolio ordinarily will exceed five years and will usually be between three and fifteen years.

The Portfolio may also invest in Municipals, Loan Participations and Assignments, Investment Funds, Investment Company Securities, Eastern European Securities,

Emerging Market Countries Securities, Foreign Currency Transactions, CMOs, Brady Bonds, Zero Coupons, Cash Equivalents, ADRs, When-Issued and Delayed-Delivery Securities and Derivatives, including but not limited to Futures and Options, Swaps, and Structured Notes. For additional information about investments, see "Securities and Investment Techniques" below.

The Adviser's approach is to determine the mix of investments in domestic and foreign Equity Securities, Fixed Income Securities and High Yield Securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets. For other information about strategies employed in managing the Portfolio, see "Asset Allocation Management," "International Equity Investing," "Maturity and Duration Management," "Value Investing," "Emerging Markets Investing," "High Yield Investing," "Foreign Fixed Income Investing" and "Foreign Investing" in "Securities and Investment Techniques" below.

SECURITIES AND INVESTMENT TECHNIQUES
------------------------------------

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies each Adviser may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of each Portfolio's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

The Advisers may not buy all of these instruments or use all of these techniques to the full extent permitted unless they believe that doing so will help a Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which will be sent to the Portfolios' shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

STRATEGIES

ASSET ALLOCATION MANAGEMENT: The Adviser's approach to Asset Allocation Management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on evaluation disciplines and tools for analysis which have been developed over the Adviser's twenty-eight year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single Portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments of each asset class.

EMERGING MARKETS INVESTING: The Adviser's approach to Emerging Markets Investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging market countries is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a political regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

FOREIGN FIXED INCOME INVESTING: The Adviser seeks to invest in Foreign Bonds and other Fixed Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, Foreign Currency Transactions and Swaps may be used to hedge the currency risk.

FOREIGN INVESTING: Investing in securities issued by foreign companies or governments involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

GROWTH STOCK INVESTING: The Adviser seeks to invest in Equity Securities generally characterized by higher growth rates of revenues and earnings. These stocks tend to have higher price volatility, higher price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500.

HIGH YIELD INVESTING: The Adviser seeks to invest in High Yield Securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a Portfolio invests in High Yield Securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for High Yield Securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for High Yield Securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, High Yield Security prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for High Yield Securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in High Yield Securities.

High Yield Securities may also present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a High Yield Security's value will decrease in a rising interest rate market.

Certain types of High Yield Securities are non-income paying securities. For example, Zero Coupons pay interest only at maturity and Pay-In-Kind Securities pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

INTERNATIONAL EQUITY INVESTING: The Adviser's approach to International Equity Investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed income investment strategy is Maturity and Duration Management. The second primary component of fixed income strategy is Value Investing. See "Value Investing" below.

The maturity and duration structure of a Portfolio investing in Fixed Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustments made to shorten Portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Most Fixed Income Securities provide interest (coupon) payments in addition to a final (par) payment at maturity. Some securities also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of Fixed Income Securities may respond differently to changes in the level and structure of interest rates.

Traditionally, a Fixed Income Security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a Fixed Income Security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a Fixed Income Security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a Fixed Income Security's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of Fixed Income Securities.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, Floaters often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser's analysis of interest rate exposure incorporates the economic life of a security.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a fixed income Portfolio's assets may be invested in MBSs. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. A Portfolio will invest in securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), other Government agencies, and private issuers. It is expected that the Portfolio's primary emphasis will be in MBSs issued by the various Government-related organizations. However, a Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or S&P or be deemed by the Adviser to be of comparable investment quality.

VALUE INVESTING: One of two primary components of the Adviser's fixed income strategy is Value Investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, Option characteristics and liquidity. Quantitative models are used in conjunction with judgement and experience to evaluate and select securities with embedded put or call Options which are attractive on a risk- and option-adjusted basis. Successful Value Investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See "Maturity and Duration Management" for a description of the other key component of the Adviser's fixed income investment strategy.

VALUE STOCK INVESTING: Emphasizes Common Stocks that are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend-paying Common Stocks. However, non-dividend- paying stocks may also be selected for their value characteristics.

INSTRUMENTS AND INVESTMENTS

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

ABSS. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. A Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2) Commercial paper rated at time of purchase by one or more NRSROs in one of their two highest categories, (e.g., A-1 or A-1+ by S&P or Prime 1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4)   U.S. Governments and Agencies.

(5)   Repurchase Agreements collateralized by securities listed above.

CMOS. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. Derivatives are financial products or instruments that derive their value from the value of an underlying asset, reference rate or index. Derivatives include, but are not limited to, the following: CMOs, SMBSs (i.e., Stripped Mortgage-Backed Securities), Convertible Securities, Warrants, Forwards, Futures, Options, Structured Notes and Swaps.

The Adviser will use Derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of a Portfolio. The Adviser will not use Derivatives to increase Portfolio risk above the level that could be achieved in the Portfolio using only traditional investment securities. In addition, the Adviser will not use Derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not allowable investments for the Portfolio. A Portfolio may enter into over-the-counter derivative transactions (Swaps, Caps, Floors, etc., but excluding CMOs, Forwards, Futures, Options, and SMBSs) with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

See elsewhere in this "Securities and Investment Techniques" section for descriptions of these various Derivatives, and see the SAI for more information regarding any investment policies or limitations applicable to their use.

EASTERN EUROPEAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, Asset-Backeds, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security. See the "The Portfolios' Investments" section applicable to a particular Portfolio to determine in which of the above a Portfolio may invest.

The short-term and medium-term Fixed Income Securities in which the International Magnum Portfolio may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, including the United States, denominated in any currency; and (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD, including the United States, meeting the Portfolio's credit quality standards, provided that no more than 20% of the Portfolio's assets are invested in any one of such issuers. The short-term and medium-term securities in which the Portfolio may invest will be rated investment grade by an NRSRO (e.g., rated A or higher by Moody's or S&P), or if unrated, will be determined to be of comparable quality by the Adviser.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment".

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The Portfolios may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Foreign currency futures contracts ("Forex Futures") are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. A Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits.
Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition a Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. A Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

A Portfolio engaging in Forwards will comply with the segregation requirements required by the 1940 Act and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stock, Preferred Stock, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because a Portfolio may temporarily hold uninvested reserves in bank deposits in Foreign Currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and a Portfolio may incur costs in connection with conversions between various currencies.

FUTURES. The Portfolios may purchase and sell futures contracts and options on futures contracts, including but not limited to financial futures, securities index futures, foreign currency exchange futures, and interest rate futures contracts (collectively, "Futures").

Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures contracts in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

The Portfolios may engage in transactions involving foreign currency exchange futures contracts. For more information, see "Foreign Currency Transactions" above.

The Portfolios may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may use interest rate futures contracts to hedge holdings of debt instruments against future changes in interest rates.

Financial futures contracts are futures contracts relating to financial instruments, such as U.S. Governments, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures contracts for hedging and non-hedging purposes.

Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolios' total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

The Money Market, Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios may enter into futures contracts to the extent that their outstanding obligations to purchase securities under such contracts in combination with their outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would not exceed 20% of their total assets or in the case of the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios' outstanding obligations would not exceed 50% of their respective total assets. In addition, the Emerging Markets Equity Portfolio will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts would exceed 10% of the value of its total assets.

Gains and losses on futures contracts and options thereon depend on Adviser's ability to predict correctly the direction of security prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by securities issued under such circumstances are substantial. If a security held by a Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the SEC.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolios will invest in such Investment Funds only where appropriate given that the Portfolios' shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by an Adviser. The Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If a Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in Money Market Instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objective to the extent practical. Each Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSS. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, FNMA, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by a Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-DIVERSIFIED STATUS. The International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity and Emerging Markets Debt Portfolios are non-diversified portfolios under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their assets in the securities of a small number of issuers and, as a result, will be subject to greater risk with respect to their portfolio securities. However, the Portfolios intend to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies. See "Investment Limitations" and "Taxes" in the SAI.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Equity Growth, Global Equity, U.S. Real Estate, International Magnum, Emerging Markets Equity, Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The U.S. Real Estate Portfolio may invest up to 15% of its total assets, the Emerging Markets Debt, International Magnum and Emerging Markets Equity Portfolios may each invest up to 25% of their total assets, and the Growth Portfolio may invest up to 35% of its total assets, in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to each Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of a Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to that Portfolio.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through Options transactions with respect to securities, instruments, indices or baskets thereof in which the Portfolios may invest, as well as with respect to foreign currency. Purchasing a put Option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option. Purchasing a call Option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the Option.

The Portfolios also may write (i.e., sell) put and call Options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an Option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the Option expires unexercised or is closed out at a profit. However, by writing a call Option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the Option for as long as the Portfolio's obligation as writer of the Option continues. The Portfolios may only write Options that are "covered." A covered call option means that so long as the Portfolio is obligated as the writer of the Option, it will own (i) the underlying security or instrument subject to the Option or (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the Option.

By writing (or selling) a put option, a Portfolio incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the Option's exercise price at any time during the option period, at the purchaser's election. Options written by a Portfolio may be exercisable by the purchaser only up to a specific date. A Portfolio that has written a put Option will earmark or segregate sufficient liquid assets to cover its obligations under the Option.

As a matter of operating policy, the value of the underlying securities on which stock Options will be written at any one time will not exceed 5% of a Portfolio's total assets.

The Portfolios may engage in transactions in Options which are traded on recognized exchanges or over-the-counter. There currently are limited Options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of Options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of Options relating to such investments; and (ii) possible lack of a liquid secondary market for an Option.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by a Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a

Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

RUSSIAN SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

SMBSS. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

STRUCTURED NOTES. Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. Swap contracts ("Swaps") are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency Swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a Swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The Swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized Swap documentation. As a result, the Swap market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting a

Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolios intend to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Money Market, Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS
-----------------------------

The investment objective of each Portfolio discussed under "Portfolio Summaries" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy for each Portfolio in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

EACH PORTFOLIO (excluding the International Fixed Income, International Magnum, U.S. Real Estate, Emerging Markets Equity and Emerging Markets Debt Portfolios) is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, a Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, each Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND
----------------------

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser, have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of a Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolios held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolios will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM serves as the Adviser for the Money Market, Emerging Markets Debt, Equity Growth, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios. MAS serves as the adviser for the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which is a publicly owned financial services corporation listed on the New York, London and Pacific stock exchanges. MSAM, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of January 1996, MAS is also indirectly wholly-owned by MSGI. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of February 28, 1997, MSAM and its investment advisory affiliates (exclusive of MAS and Van Kampen) managed assets of approximately $74 billion, MAS managed assets of approximately $44.4 billion, and MSAM and MAS and all of their affiliated asset management companies managed assets totaling approximately $176.9 billion. See "Management of the Fund" in the SAI.

On February 5, 1997, MSGI and Dean Witter, Discover & Co. ("Dean Witter Discover") announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Presently, Dean Witter, Discover is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, MSAM and MAS will be subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolios as indicated below.

MONEY MARKET PORTFOLIO -- Abigail Jones Feder and Kenneth R. Holley. Abigail Feder is a Principal in MSAM's Fixed Income Group. She is responsible for managing short-term taxable and tax-exempt portfolios. Ms. Feder holds a B.A. from Vassar College. Kenneth R. Holley joined MSAM as a short-term fixed income portfolio manager in July, 1993. Prior thereto, he worked for 2 1/2 years as a Finance Officer for the African Development Bank ("ADB") implementing trading strategies for the bank's $1 billion short to intermediate U.S. dollar portfolio. Mr. Holley holds a B.S. degree in Engineering from University of Pennsylvania and an M.B.A. from the Wharton School. Ms. Feder and Mr. Holley have shared primary responsibility for managing the Portfolio's assets since inception.

FIXED INCOME PORTFOLIO -- Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley. Thomas L. Bennett, a Managing Director of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), joined MAS in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr Bennett is Chairman of the Board of Trustees of MAS Funds, a member of the Executive Committee of MAS and a Director of MAS Fund Distributors, Inc. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Municipal and PA Municipal Portfolios in 1994. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income Portfolio II in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas. Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

HIGH YIELD PORTFOLIO -- Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser holds a B.S. from University of Delaware. Robert Angevine is a Principal of Morgan Stanley and the Portfolio Manager for high yield investments. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Information about Thomas L. Bennett is included under Fixed Income Portfolio above. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since inception.

CORE EQUITY PORTFOLIO -- Arden C. Armstrong, Kurt Feuerman, James J. Jolinger, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum. Arden C. Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Ms. Armstrong received a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the Wharton School at University of Pennsylvania and is a Chartered Financial Analyst. Kurt Feuerman is a Managing Director of MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. James J. Jolinger, a Vice President of Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Equity Portfolio in 1994. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. from Coe College and a Ph.D. from University of Pennsylvania. Ms. Armstrong, Mr. Kovich, Mr. Marcin and Mr. Schlarbaum have shared primary responsibility for managing the Portfolio's assets since inception.

EQUITY GROWTH PORTFOLIO -- Kurt Feuerman, Margaret K. Johnson, and Daniel Lascano. Information about Kurt Feuerman is included under Core Equity Portfolio above. Margaret Johnson is a Principal of MSAM and a Portfolio Manager in the Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Daniel Lascano is a Vice President of MSAM. He joined MSAM in 1993. Mr. Lascano graduated from the University of California at Berkeley, with a B.A. in Economics and Statistics. Mr. Feuerman, Ms. Johnson and Mr. Lascano have shared primary responsibility for managing the Portfolio's assets since inception.

VALUE PORTFOLIO -- Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Fund's Value Portfolio in 1996. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from University of Notre Dame. Information about Robert J. Marcin and Nicholas Kovich is included under Core Equity Portfolio above. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Portfolio's assets since inception. Mr. Kovich assumed responsibilities with the Value Portfolio in 1997.

MID CAP GROWTH PORTFOLIO -- Arden C. Armstrong and Abhi Y. Kanitkar. Information about Arden C. Armstrong is included under Core Equity Portfolio above. Abhi Y. Kanitkar, a Vice-President of Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the MAS Fund's Mid Cap Growth Portfolio in 1996. Mr. Kanitkar received a B.S. (Magna Cum Laude, Tau Beta Pi) in Electrical Engineering from University of Michigan and an M.B.A. from the Wharton School at University of Pennsylvania. Ms. Armstrong and Mr. Kanitkar have shared primary responsibility for managing the Portfolio's assets since inception.

MID CAP VALUE PORTFOLIO -- William B. Gerlach, Gary G. Schlarbaum and Bradley
S. Daniels. William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Information about Gary G. Schlarbaum is included under Core Equity Portfolio above Bradley
S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Messrs. Gerlach, Schlarbaum and Daniels have had primary responsibility for managing the Portfolio's assets since inception.

U.S. REAL ESTATE PORTFOLIO -- Theodore R. Bigman and Russell Platt. Mr. Bigman, a Principal of Morgan Stanley, joined MSAM in 1995. Together with Russell Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received an M.B.A. from Harvard University. Russell Platt joined MSAM in 1994. Mr. Platt, a Managing Director of Morgan Stanley, previously served as a Director of the General Partner of The Morgan Stanley Real Estate Fund I, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. As such, he was actively involved in Morgan Stanley's worldwide real estate business. Mr. Platt graduated from Williams College with a B.A. in Economics and received an M.B.A. from Harvard Business School. Mr. Bigman and Mr. Platt have had primary responsibility for managing the Portfolio's assets since inception.

INTERNATIONAL FIXED INCOME PORTFOLIO -- J. David Germany, Michael Kushma, Paul
F. O'Brien and Richard B. Worley. J. David Germany, a Managing Director of Morgan Stanley, joined MAS in 1991. He assumed responsibility for the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994. Mr. Germany holds an A.B. from Princeton University and a Ph.D. in Economics from Massachusetts Institute of Technology. Michael Kushma joined Morgan Stanley in 1988. He assumed responsibility for the Morgan Stanley Institutional Fund, Inc. ("MSIF") Global Fixed Income and MSIF International Fixed Income Portfolio in 1996. Mr. Kushma holds an A.B. from Princeton University, an M.S. from London School of Economics and an M.A. in Philosophy from Columbia University. Paul F. O'Brien, a Principal of Morgan Stanley, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien attended the United States Naval Academy, holds a B.S. from Massachusetts Institute of Technology and a Ph.D. in Economics from University of Minnesota. Information about Richard B. Worley is included under Fixed Income Portfolio above. Messrs. Germany, Kushma, O'Brien and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

EMERGING MARKETS DEBT PORTFOLIO -- Paul Ghaffari. Paul Ghaffari is a Managing Director of Morgan Stanley. He joined MSAM in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund Inc. (a closed-end investment company). Prior to joining MSAM, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. He holds a B.A. in International Relations from Pamona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since inception.

GLOBAL EQUITY PORTFOLIO -- Frances Campion. Frances Campion, a Principal of Morgan Stanley, joined MSAM in January 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Prior to joining MSAM, Ms. Campion was a U.S. equity analyst with Lombard Odler Limited where she had responsibility for the management of global portfolios. She is a graduate of University of College, Dublin. Ms. Campion has had primary responsibility for managing the Portfolio's assets since inception.

INTERNATIONAL MAGNUM PORTFOLIO -- Francine J. Bovich. Francine Bovich joined Morgan Stanley as a Principal in 1993. She is responsible for product development, portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since inception.

EMERGING MARKETS EQUITY PORTFOLIO -- Madhav Dhar and Marianne L. Hay. Madhav Dhar is a Managing Director of MSAM and Morgan Stanley. He joined MSAM in 1984 to focus on global asset allocation and investment strategy and now is a co-head of MSAM's emerging markets group. He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie-Mellon University. Marianne L. Hay, a Managing Director of Morgan Stanley, is a co-head of the Adviser's emerging markets group. She joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets assets allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Mr. Dhar and Ms. Hay have shared primary responsibility for managing the Portfolio's assets since its inception.

ASIAN EQUITY PORTFOLIO -- Ean Wah Chin and Seah Kiat Seng. Ean Wah Chin is a Managing Director of Morgan Stanley, and is responsible for MSAM's regional Asia ex-Japan operations based in Singapore. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Seah Kiat Seng joined the Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has had primary management responsibility for the Investment Fund since its inception. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand. Ms. Chin and Mr. Seng have shared primary responsibility for managing the Portfolio's assets since inception.

BALANCED PORTFOLIO -- Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley. Information about Thomas L. Bennett and Richard B. Worley is included under Fixed Income Portfolio above. Information about John D. Connolly and Gary G. Schlarbaum is included under Core Equity Portfolio above and information about Horacio A. Valeiras is included under Multi-Asset-Class Portfolio below. Messrs. Bennett, Connolly, Schlarbaum, Valeiras and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

MULTI-ASSET-CLASS PORTFOLIO -- Thomas L. Bennett, John D. Connolly, J. David Germany, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley. Information about Thomas L. Bennett and Richard B. Worley is included under Fixed Income Portfolio above. Information about John D. Connolly and Gary G. Schlarbaum is included under Core Equity Portfolio above. Information about J. David Germany is included under International Fixed Income Portfolio above. Horacio A. Valeiras, a Principal of Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the MAS Funds Emerging Markets Portfolio in 1993 and the MAS Funds Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996. Mr. Valeiras received a B.S. in Chemical Engineering from Virginia Tech, an M.S. and Engineer's Degree from Massachusetts Institute of Technology and an M.B.A. from University of California, Berkeley. Messrs. Bennett, Connolly, Germany, Schlarbaum, Valeiras and Worley have shared primary responsibility for managing the Portfolio's assets since inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley serves as the exclusive Distributor of the Fund and sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semiannual reports) used as sales materials.

ADMINISTRATOR. MSAM and MAS also provide the respective Portfolios of the Fund which they manage with administrative services pursuant to Administration Agreements. The services provided under the respective Administration Agreements are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Fund with dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Fund pays MSAM and MAS a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio that they administer.

MSAM and MAS have each entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM and MAS supervise and monitor such administrative services provided by Chase Global. The services provided under the Administration Agreements and the Sub-Administration Agreements are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreements and the Sub-Administration Agreements as being in the best interests of the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreements or the Sub-Administration Agreements, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Advisers or their service providers may be performed by insurance companies that purchase shares of the Portfolios. An Adviser may make payments to these insurance companies to defray the costs of providing of those services.

Chase Global calculates the NAV and dividends, maintains the general accounting records and administers the securities lending program for each Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of MSAM, MAS and the Distributor, acts as the Fund's Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants for the Fund and will audit the annual financial statements of each Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolios pay fees and other costs related to their daily operations. Expenses paid out of a Portfolio's assets are reflected in its share price. Each Portfolio pays a management fee to its Adviser for managing its investments and business affairs. MSAM and MAS pay fees to affiliates who provide assistance with these services. Each Portfolio also pays other expenses, which are explained below. The Advisers may, from time to time, reduce their fees or reimburse the Portfolios for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease a Portfolio's expenses and boost its performance.

MANAGEMENT FEE

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the tables below.

                   U.S. FIXED INCOME PORTFOLIO ADVISORY FEES

==========================================================================================
  Assets                              Money Market      Fixed Income      High Yield
------------------------------------------------------------------------------------------
  First $500 million                      0.30%            0.40%             0.50%
------------------------------------------------------------------------------------------
  From $500 million to $1 billion         0.25%            0.35%             0.45%
------------------------------------------------------------------------------------------
  More than $1 billion                    0.20%            0.30%             0.40%
==========================================================================================

                      U.S. EQUITY PORTFOLIO ADVISORY FEES

==========================================================================================
                                               Equity         Mid Cap  Mid Cap  U.S. Real
  Assets                          Core Equity  Growth  Value   Growth   Value     Estate
------------------------------------------------------------------------------------------
  First $500 million                  0.55%     0.55%   0.55%   0.75%   0.75%      0.80%
------------------------------------------------------------------------------------------
  From $500 million to $1 billion     0.50%     0.50%   0.50%   0.70%   0.70%      0.75%
------------------------------------------------------------------------------------------
  More than $1 billion                0.45%     0.45%   0.45%   0.65%   0.65%      0.70%
==========================================================================================

                         GLOBAL PORTFOLIO ADVISORY FEES

==========================================================================================
                           International                                   Emerging
                               Fixed       Emerging   Global International Markets  Asian
  Assets                      Income     Markets Debt Equity    Magnum      Equity  Equity
------------------------------------------------------------------------------------------
  First $500 million           0.50%        0.80%     0.80%      0.80%      1.25%   0.80%
------------------------------------------------------------------------------------------
  From $500 million to $1
   billion                     0.45%        0.75%     0.75%      0.75%      1.20%   0.75%
------------------------------------------------------------------------------------------
  More than $1 billion         0.40%        0.70%     0.70%      0.70%      1.15%   0.70%
==========================================================================================

                    ASSET ALLOCATION PORTFOLIO ADVISORY FEES

==========================================================================================
  Assets                                       Balanced           Multi-Asset-Class
------------------------------------------------------------------------------------------
  First $500 million                             0.50%                  0.65%
------------------------------------------------------------------------------------------
  From $500 million to $1 billion                0.45%                  0.60%
------------------------------------------------------------------------------------------
  More than $1 billion                           0.40%                  0.55%
==========================================================================================

However, the Advisers, with respect to certain of the Portfolios, have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table below.

                                                          Maximum Total Annual
                                                        Operating Expenses After
Portfolio                                                     Fee Waivers
---------                                               ------------------------
Money Market...........................................           0.55%
Fixed Income...........................................           0.70%
High Yield.............................................           0.80%
International Fixed Income.............................           0.80%
Balanced...............................................           0.80%
Equity Growth..........................................           0.85%
Value..................................................           0.85%
Core Equity............................................           0.85%
Multi-Asset-Class......................................           0.95%
Mid Cap Growth.........................................           1.05%
Mid Cap Value..........................................           1.05%
U.S. Real Estate.......................................           1.10%
Global Equity..........................................           1.15%
International Magnum...................................           1.15%
Asian Equity...........................................           1.20%
Emerging Markets Debt..................................           1.30%
Emerging Markets Equity................................           1.75%

These fee waivers are voluntary and may be terminated by MSAM or MAS at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrators, each Portfolio pays all expenses not assumed by MSAM or MAS. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM or MAS; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semiannual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolios, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons", as defined in the

1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons", as defined in the 1940 Act of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, a Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Portfolio in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. As a result of their investment strategies, the Fixed Income, Mid Cap Value, U.S. Real Estate and Emerging Markets Debt Portfolios' annual portfolio turnover rates are expected to be as high as 200%. The High Yield, Mid Cap Growth and International Fixed Income Portfolios' rates are expected to be as high as 150%. The International Fixed Income Portfolio and the fixed income portion of the Balanced Portfolio will ordinarily exceed annual portfolio turnover rates of 100%. Higher portfolio turnover rates for the Portfolios can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although none of the Portfolios other than the Money Market Portfolio will invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

PERFORMANCE OF PORTFOLIOS

Each Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in a Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Seven-day yield illustrates the income earned by an investment in the Money Market Portfolio over a recent seven-day period. Since the Money Market Portfolio attempts to maintain a stable $1.00 share price, current seven-day yields are the most common illustration of the Money Market Portfolio performance.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

PERFORMANCE OF INVESTMENT ADVISERS

The Advisers manage portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") and MAS Funds, which served as the models for the Portfolios of the Fund. The portfolios of MSIF and MAS Funds have substantially the same investment objectives, policies and strategies as the Portfolios of the Fund. In addition, the Advisers intend the Portfolios of the Fund and the corresponding portfolios of MSIF and MAS Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. The following table sets forth the name of each Portfolio of the Fund and the name of the corresponding portfolio of MSIF or MAS Funds from which the Portfolio is cloned.

                               Corresponding MSIF    Corresponding MAS Funds
     Fund Portfolio                 portfolio               portfolio
     --------------           --------------------- --------------------------
     Money Market                 Money Market
     Fixed Income                                          Fixed Income
     High Yield                                             High Yield
     Core Equity                                              Equity
     Equity Growth                Equity Growth
     Value                                                    Value
     Mid Cap Growth                                       Mid Cap Growth
     Mid Cap Value                                        Mid Cap Value
     U.S. Real Estate           U.S. Real Estate
     International Fixed
      Income                                        International Fixed Income
     Emerging Markets Debt    Emerging Markets Debt
     Global Equity                Global Equity
     International Magnum     International Magnum
     Emerging Markets Equity    Emerging Markets
     Asian Equity                 Asian Equity
     Balanced                                                Balanced
     Multi-Asset-Class                                  Multi-Asset-Class

Past investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds, as shown in the table below, may be relevant to your consideration of the Portfolios. The investment performance of the portfolios of MSIF and MAS Funds is not necessarily indicative of future performance of the Portfolios of the Fund. Also, the operating expenses of each of the Portfolios of the Fund will be different from, and may be higher than, the operating expenses of the corresponding portfolio of MSIF or MAS Funds. The investment performance of the Class A Shares of the MSIF portfolios and the Institutional Class Shares of the MAS Funds is provided merely to indicate the experience of the Advisers in managing similar portfolios.

                                                                            Average      Average
                                                                             Annual       Annual      Average
                                   Total Return Total Return Total Return Total Return Total Return    Annual
                                     One Year    Five Years   Ten Years    Five Years   Ten Years   Total Return
                         Inception    Ended        Ended        Ended        Ended        Ended        Since
Fund Name                  Date      12/31/96     12/31/96     12/31/96     12/31/96     12/31/96    Inception
---------                --------- ------------ ------------ ------------ ------------ ------------ ------------
MSIF:
Equity Growth...........  4/2/91      30.97%      121.15%         NA         16.99%         NA         17.06%
U.S. Real Estate........  2/24/95     39.56%         NA           NA           NA           NA         32.73%
Emerging Markets Debt...  2/1/94      50.52%         NA           NA           NA           NA         18.94%
Global Equity...........  7/15/92     22.83%         NA           NA           NA           NA         19.22%
International Magnum....  3/15/96      8.25%*        NA           NA           NA           NA           NA
Emerging Markets
 Equity.................  9/25/92     12.19%         NA           NA           NA           NA         12.93%
Asian Equity............  7/1/91       3.49%      142.14%         NA         19.35%         NA         18.28%
MAS Funds:
Fixed Income............ 11/14/84      7.36%       49.18%      143.25%        8.33%        9.30%       11.03%
High Yield..............  2/28/89     15.29%       96.04%         NA         14.41%         NA         11.66%
Equity.................. 11/14/84     20.59%       85.31%      289.52%       13.13%       14.57%       16.38%
Value...................  11/5/84     27.63%      140.12%      333.56%       19.15%       15.80%       17.57%
Mid Cap Growth..........  3/30/90     18.79%       86.31%         NA         13.25%         NA         19.11%
Mid Cap Value........... 12/30/94     40.77%         NA           NA           NA           NA         36.62%
International Fixed
 Income.................  4/29/94      6.20%         NA           NA           NA           NA         9.87%
Balanced................ 12/31/92     15.37%         NA           NA           NA           NA         12.30%
Multi-Asset-Class.......  7/29/94     15.93%         NA           NA           NA           NA         15.71%

-------
*Cumulative (unannualized) total return since inception.

PERSONS CONTROLLING CERTAIN PORTFOLIOS

As of April 7, 1997, MSGI owned more than 25% of the outstanding voting securities of the Fixed Income, High Yield, Equity Growth, Value, Mid-Cap Value, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios and, therefore, may be deemed a controlling person of these Portfolios under the 1940 Act.

In addition, The New York Life Insurance and Annuity Corporation ("NYLIAC") owned more than 25% of the voting securities of the Emerging Markets Equity Portfolio for variable annuity contracts and variable life insurance policies that it has issued to the public. As required by law, NYLIAC votes the securities in accordance with instructions received from its variable annuity contract and variable life insurance policy owners.

For more information, see "Control Persons and Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES
----------------

DISTRIBUTIONS AND TAXES

The Fund intends each of its Portfolios to qualify as a separate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under the Code, net income and net realized gains of each Portfolio will be distributed to shareholders at least once a year (except distributions from the Money Market Portfolio which will be made monthly).

As stated on the cover of this prospectus, shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolios are open for business each day the New York Stock Exchange ("NYSE") is open. Each of the Core Equity, Equity Growth, Value, Mid Cap Growth, Mid Cap Value, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity and Asian
Equity Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each of the Fixed Income, High Yield and International Fixed Income Portfolio's NAV is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern time) on each day that the Portfolios are open for business.

Each of the Balanced and Multi-Asset-Class Portfolio's NAV is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the Portfolios are open for business.

Each Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Except for the Money Market Portfolio, each Portfolio's investments are valued primarily on the basis of market quotations. The Money Market Portfolio values its assets by the amortized cost method, as described in the SAI, which approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Each Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of a Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolios each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to a Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

PAGE





                     MORGAN STANLEY UNIVERSAL FUNDS, INC.

                     P.O. BOX 2798, BOSTON, MA 02208-2798

                      STATEMENT OF ADDITIONAL INFORMATION
MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY WITH DIVERSIFIED AND NON-DIVERSIFIED SERIES ("PORTFOLIOS"). THE FUND CURRENTLY CONSISTS OF SEVENTEEN PORTFOLIOS OFFERING A BROAD RANGE OF INVESTMENT CHOICES. SHARES OF EACH PORTFOLIO ARE OFFERED WITH NO SALES CHARGE OR EXCHANGE OR REDEMPTION FEE. SHARES OF EACH PORTFOLIO MAY BE PURCHASED ONLY BY THE SEPARATE ACCOUNTS OF INSURANCE COMPANIES FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. THE VARIABLE ANNUITY CONTRACT AND VARIABLE LIFE INSURANCE POLICY HOLDERS INCUR FEES AND EXPENSES SEPARATE FROM THE FEES AND EXPENSES CHARGED BY THE PORTFOLIOS. THIS STATEMENT OF ADDITIONAL INFORMATION ADDRESSES INFORMATION OF THE FUND APPLICABLE TO EACH OF THE SEVENTEEN PORTFOLIOS. THE FUND WAS INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND ON MARCH 26, 1996. THE FUND FILED A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") REGISTERING ITSELF AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), AND ITS SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE PORTFOLIOS ARE MANAGED BY EITHER MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM" OR AN "ADVISER") OR MILLER ANDERSON & SHERRERD, LLP ("MAS" OR AN "ADVISER") THEREBY MAKING AVAILABLE IN A SINGLE PRODUCT THE COMBINED STRENGTH OF THESE LEADING INVESTMENT MANAGEMENT FIRMS.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND'S PORTFOLIO(S) (THE "PROSPECTUS"). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THE PROSPECTUS IN ITS ENTIRETY. TO OBTAIN THE PROSPECTUS, PLEASE CONTACT THE FUND OR YOUR INSURANCE COMPANY.
TABLE OF CONTENTS

SECURITIES AND INVESTMENT TECHNIQUES              2
TAXES                                            12
PURCHASE OF SHARES                               14
REDEMPTION OF SHARES                             14
INVESTMENT LIMITATIONS                           14
DETERMINING MATURITIES OF CERTAIN INSTRUMENTS    15
MANAGEMENT OF THE FUND                           16
NET ASSET VALUE FOR THE MONEY MARKET PORTFOLIO   22
PORTFOLIO TRANSACTIONS                           22
PERFORMANCE INFORMATION                          23
GENERAL INFORMATION                              26
DESCRIPTION OF CERTAIN SECURITIES AND RATINGS    27
FINANCIAL STATEMENTS                             32

Statement of Additional Information dated May 1, 1997 relating to:

Prospectus dated May 1, 1997, for the Money Market, Fixed Income, High Yield, Core Equity, Equity Growth, Value, Mid Cap Growth, Mid Cap Value, U.S. Real Estate, International Fixed Income, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity, Balanced and Multi-Asset-Class Portfolios

Prospectus dated May 1, 1997, for the Emerging Markets Equity Portfolio.

Prospectus dated May 1, 1997 for the Fixed Income, High Yield, Equity Growth, Value, Mid Cap Value, Global Equity, International Magnum and Emerging Markets Equity Portfolios.

Prospectus dated May 1, 1997 for the U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios.

Prospectus dated May 1, 1997 for the Fixed Income, Value, U.S. Real Estate, Mid Cap Value Emerging Markets Equity and Asian Equity Portfolios.

Prospectus dated May 1, 1997 for the U.S. Real Estate and Fixed Income
Portfolios.

SECURITIES AND INVESTMENT TECHNIQUES

MSAM provides overall investment management for the following Portfolios: Money Market, Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios.

MAS provides overall investment management for the following Portfolios: Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class Portfolios.

The following discussion of the securities and investment techniques supplements the discussion of investment policies, securities and investment techniques set forth in the Fund's Prospectus:

EMERGING MARKET COUNTRY SECURITIES

Each of the Emerging Markets Equity and Emerging Markets Debt Portfolio's definition of Emerging Market Country Equity Securities or Fixed Income Securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging market country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging market country. The Adviser believes, however, that investment in such companies will be appropriate because each Portfolio will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging market country such that their value will tend to reflect developments in such emerging market country to a greater extent than developments in another country or countries. For example, each of these Portfolios may invest in companies organized and located in countries other than an emerging market country, including companies having their entire production facilities outside of an emerging market country, when securities of such companies meet one or more elements of the Portfolio's definition of an Emerging Market Country Equity Security or Fixed Income Security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging market country.

The Emerging Markets Debt Portfolio is subject to no restrictions on the maturities of the Emerging Market Country Fixed Income Securities it holds. The value of Fixed Income Securities held by each Portfolio generally will vary inversely to changes in prevailing interest rates. Each Portfolio's investments in fixed-rated Fixed Income Securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

Investments in emerging market country government Fixed Income Securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government Fixed Income Securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

BRADY BONDS

Portfolios may invest in certain Fixed Income Securities customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only in recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the- counter secondary market. The Portfolio may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, each Portfolio will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS

The Portfolios may invest in Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar- denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios generally will not enter into a forward contract with a term greater than one year. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, each Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when any of these Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios intend to enter into such forward contracts to protect the value of portfolio securities on a continuous basis.

Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of each Portfolio will thereby be served. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Fund's custodian will place liquid, unencumbered assets, the value of which is marked to market daily, into a segregated account of a Portfolio in an amount equal to the value of such Portfolio's total assets committed to the consummation of forward currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolios may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. The Portfolios may also enter into futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.

Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

The Portfolios may purchase and write call and put options on futures contracts which are traded on a U.S. exchange and enter into closing transactions with respect to such options to terminate an existing position. In addition, a Portfolio may purchase and write call and put options on futures that are traded on an international exchange, traded over-the-counter or which are synthetic options or futures or equity swaps, and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the accumulated balance in the writer's futures margin account is delivered to the option holder, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Portfolios will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts which they trade, and use futures contracts with the expectation of realizing profits from market fluctuations.

Regulations of the CFTC applicable to the Portfolios permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margins and for options premiums. In addition, CFTC regulations also allow the Portfolios to employ futures transactions for other non-hedging purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of the liquidation value of a Portfolio's total assets. The Portfolios will only sell futures contracts to protect securities owned against declines in price or purchase futures contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, each of the Portfolios expect that approximately 75% of its futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. The Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts in combination with their outstanding obligations with respect to options transactions would exceed 50% of their respective total assets, or in the case of the Emerging Markets Debt, Equity Growth, U.S. Real Estate, International Magnum and Emerging Markets Equity Portfolios, outstanding obligations would not exceed 20% of their respective total assets. In addition, the Emerging Markets Equity Portfolio will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 10% of the value of its total assets. The Portfolios will maintain assets sufficient to meet their respective obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contracts at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Portfolios may engage in futures strategies only for hedging purposes, the Advisers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security or currency and sold it after the decline.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Portfolios may invest in loans and other direct debt instruments ("Loans") from third parties ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or portions of Loans ("Assignments") from third parties. Each Portfolio's investment in Participations typically will result in each Portfolio having a contractual relationship only with the Lender and not with the borrower. Each Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, each Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and each Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, each Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, each Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. Each Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy. The Emerging Markets Equity and Emerging Markets Debt Portfolios may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by each Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which each Portfolio may acquire an interest in a loan is through a Participation and not an Assignment. Each Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors.

The lack of a liquid secondary market may have an adverse impact on the value of such securities and each Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet each Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for each Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its net asset value.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

The International Magnum Portfolio uses the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index") as a tool for investment decisions. The investment objective of the International Magnum Portfolio is to provide long-term capital appreciation. The International Magnum Portfolio seeks to achieve its objective by investing primarily in Equity Securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects Equity Securities among issuers of a region. The International Magnum Portfolio invests in countries comprising the EAFE Index (each, an "EAFE country").

The EAFE Index is one of seven international indices, twenty national indices and thirty-eight international industry indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

OPTIONS

GENERAL INFORMATION. As stated in the Prospectus, the Portfolios may purchase and sell options on Equity Securities. Additional information with respect to option transactions is set forth below. Call and put options on Equity Securities are listed on various U.S. and foreign securities exchanges ("listed options") and are written in over-the-counter transactions ("OTC options").

Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation, such as Options Clearing Corporation ("OCC") in the United States. Ownership of a listed call option gives the fund the right to buy from the clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its current market price. Ownership of a listed put option would give each Portfolio the right to sell the underlying security or currency to the clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security from the clearing corporation or exchange at the exercise price.

OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with each Portfolio. With OTC options, such variables as expiration date exercise price and premium will be agreed upon between each Portfolio and the transactions dealer, without the intermediary of a third party such as a clearing corporation or exchange. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, each Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

COVERED CALL WRITING. Each of the Portfolios may write (i.e., sell) covered call options on portfolio securities. By doing so, the Portfolio would become obligated during the term of the option to deliver the securities underlying the option should the option holder choose to exercise the option before the option's termination date. In return for the call it has written, each Portfolio will receive from the purchaser (or option holder) a premium which is the price of the option, less a commission charged by a broker. Each Portfolio will keep the premium regardless of whether the option is exercised. A call option is "covered" if the Portfolio owns the security underlying the option it has written or has an absolute or immediate right to acquire the security by holding a call option on such security, or maintains in a segregated account a sufficient amount of cash, cash equivalents or liquid securities to purchase the underlying security. When the Portfolio writes covered call options, it augments its income by the premiums received and is thereby hedged to the extent of that amount against a decline in the price of the underlying securities and the premiums received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the options are ultimately sold by the Portfolio at a loss. However, during the option period, each Portfolio has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The size of premiums will fluctuate with varying market conditions.

COVERED PUT WRITING. Each of the Portfolios may write covered put options on portfolio securities. By doing so, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC options written by the Portfolio will be exercisable by the purchaser only on a specific date). Generally, a put option is "covered" if the Portfolio maintains in a segregated account an amount of cash, U.S. Government securities or other high grade debt obligations equal to the exercise price of the option or if the Portfolio holds a put option on the same underlying security with a similar or higher exercise price.

Each of the Portfolios will write put options (i) to receive the premiums paid by purchasers; (ii) when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (iii) to close out a long put option position.

PURCHASE OF PUT AND CALL OPTIONS. Each of the Portfolios may purchase listed or OTC put or call options on its portfolio securities. When each Portfolio purchases a call option it acquires the right to purchase a designated security at a designated price (the "exercise price"), and when each Portfolio purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued.

Each Portfolio may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, each Portfolio would incur no additional loss. Each Portfolio may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.

The amount each Portfolio pays to purchase an option is called a "premium," and the risk assumed by the Portfolio when it purchases an option is the loss of this premium. Because the price of an option tends to move with that of its underlying security, if a Portfolio is to make a profit, the price of the underlying security must change and the change must be sufficient to cover the premium and commissions paid. A price change in the security underlying the option does not assure a profit since prices in the options market may not always reflect such a change.

SPECIAL RISKS ASSOCIATED WITH FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON AND OPTIONS ON FOREIGN CURRENCIES.

Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by each Portfolio permitted to engage in such hedging transactions. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which a Portfolio's trading systems will be based may not be as complete as the comparable data on which such Portfolio makes investment and trading decisions in connection with other securities and transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Portfolio from responding to such events in a timely manner.

Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. In an over- the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which a Portfolio is a party.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with such Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit a Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. A Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting a Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Over-the-counter options on foreign currencies, like exchange-traded commodity futures contracts and commodity option contracts, are within the exclusive regulatory jurisdiction of the CFTC. The CFTC currently permits the trading of such options, but only subject to a number of conditions regarding the commercial purpose of the purchaser of such options. Forward contracts and currency swaps are not presently subject to regulation by the CFTC, although the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, a Portfolio's ability to utilize forward contracts and currency swaps in the manner set forth above and in the applicable Prospectus could be restricted.

Options on foreign currencies traded on a national securities exchange are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency options positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

PORTFOLIO TURNOVER

The portfolio turnover rate for a year is calculated by dividing the lesser of the value of the purchases or sales for the year by the average monthly market value of the Portfolio for the year, excluding from this calculation securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Portfolio deems it appropriate to purchase or sell securities for the Portfolio. However, the U.S. federal tax requirement that a Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit a Portfolio's ability to dispose of its securities. For additional information, see "Taxes."

REPURCHASE AGREEMENTS

Each Portfolio may invest in repurchase agreements collateralized by liquid, unencumbered assets, the value of which is marked to market daily. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer- term nature. The Portfolio's Adviser and the Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SECURITIES LENDING

Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Fund.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

SHORT SALES

The Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements. A short sale is a transaction in which the Portfolio would sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Portfolio makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, the Portfolio will need to arrange through a broker to borrow the securities and, in so doing, the Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of liquid unencumbered assets. In addition, if the short sale is not "against the box," the Portfolio will place in a segregated account with its custodian, or designated sub-custodian, an amount of unencumbered liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any unencumbered liquid assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED SECURITIES

Each of the Fixed Income, Balanced, International Fixed Income, Multi-Asset-Class, High Yield, Emerging Markets Equity, and Emerging Markets Debt Portfolios may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Portfolio's investment in these Structured Securities may be limited by restrictions contained in the 1940 Act. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

SWAP CONTRACTS

The Portfolios may enter into swap contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the Portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The Fixed Income, High Yield, International Fixed Income, Balanced, Value, Core Equity, Mid Cap Growth, Mid Cap Value and Multi-Asset-Class Portfolios may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have a rating below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

ZERO COUPONS

The Portfolios may invest in zero coupon bonds. Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. With respect to U.S. Governments, as defined in the Prospectus, the timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" (what it will be worth at maturity). The difference between a security's issue or purchase price and its face value represents the accreted interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this accreted interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of a Portfolio's distributions of net investment income.

Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest is returned to the investor.

With respect to U.S. Governments, Zero Coupon Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (CATS), Treasury Receipts (TRs), Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Treasury Investment Growth Receipts (TIGERS).

TAXES

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Portfolio must, among other things,
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of the following items if held less than three months (A) stock or securities, (B) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), and (C) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stocks or securities (or options or futures with respect to stock or securities) (the "short-short test") and
(c) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of each Portfolio's net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.

For certain transactions, each Portfolio is required for federal income tax purposes to recognize as gain or loss its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement. Qualification as a RIC also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Portfolio's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on futures contracts held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may make it more difficult for the Portfolio to satisfy the short-short test. This rule may also have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

FOREIGN INVESTMENTS

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

Each Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on a Portfolio for United States federal income tax purposes as paid directly by its shareholders. The Fund will make such an election for a Portfolio only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes.

The foregoing is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. It does not constitute a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains of Portfolios of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company's with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

PURCHASE OF SHARES

The purchase price of each Portfolio of the Fund, except the Money Market Portfolio, is the net asset value next determined after the order is received. For each Portfolio of the Fund other than the Money Market Portfolio, an order received prior to the regular close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund's transfer agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. Shares of the Money Market Portfolio may be purchased at the net asset value per share at the price next determined after Federal Funds are available to such Portfolio. Shares of the Fund may be purchased on any day the NYSE is open. The NYSE will be closed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

REDEMPTION OF SHARES

REDEMPTIONS. Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

DISTRIBUTIONS IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and entities qualified under qualified pension and profit sharing plans, the Fund may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

(1)purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities);

(2)purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

(4)except with respect to the International Fixed Income, Emerging Markets Equity, Emerging Markets Debt, International Magnum and U.S. Real Estate Portfolios (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

(5)issue senior securities and will not borrow, except from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities;

(6)underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities; and

(7)acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (in the case of the Money Market Portfolio) instruments issued by U.S. Banks; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) ABSs will be classified according to the underlying assets securing such securities; and provided further that the U.S. Real Estate Portfolio may invest more than 25% of its total assets in the U.S. real estate industry.

NON-FUNDAMENTAL LIMITATIONS

In addition, each current Portfolio of the Fund has adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval. Each current Portfolio of the Fund will not:

(1)sell short (other than "against the box") unless the Portfolio's obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(2)invest for the purpose of exercising control over management of any company;

(3)invest its assets in securities of any investment company except as may be permitted by the 1940 Act;

(4)invest more than an aggregate of 15% of the net assets of the Portfolio (10% in the case of the Money Market Portfolio), determined at the time of investment, in illiquid securities.

(5)make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the prospectus) that are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

(6)purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; and

(7) except in the case of the Emerging Markets Debt Portfolio, borrow money, other than temporarily or for extraordinary or emergency purposes or purchase additional securities when borrowings exceed 5% of total (gross) assets.

Each of the International Fixed Income, Emerging Markets Debt, Emerging Markets Equity, International Magnum and U.S. Real Estate Portfolios will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

In addition, Section 817(h) of the Internal Revenue Code requires that the assets of each Portfolio be adequately diversified so that insurance companies, and not variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. To meet the diversification requirements of regulations issued under Section 817(h), each Portfolio will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Portfolio must meet the above diversification requirements within 30 days of the end of each calendar quarter.

DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. In addition, for securities that are subject to prepayments, the weighted average life of the security will be used in the weighted average maturity calculation instead of the stated maturity date on the instrument. The weighted average life of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument.

MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP or their affiliates. Two Directors and all of the officers of the Fund are directors, officers or employees of the Fund's advisers, distributor or administrators. The other Directors have no affiliation with the Fund's advisers, distributor or administrators. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:

 Name, Address and
   Date of Birth          Position with Fund       Principal Occupation During Past Five Years
 -----------------   ----------------------------  -------------------------------------------
Barton M. Biggs*     Chairman and Director         Chairman and Director of Morgan Stanley
1221 Avenue of the                                 Asset Management Inc. and Morgan Stanley
Americas                                           Asset Management Limited; Managing Director
New York, NY 10020                                 of Morgan Stanley & Co. Incorporated;
11/26/32                                           Director of Morgan Stanley Group Inc.;
                                                   Member of Investment Advisory Counsel of
                                                   the Thailand Fund; Director of the Rand
                                                   McNally Company; Member of the Yale
                                                   Development Board; Director and Officer of
                                                   various investment companies managed by
                                                   Morgan Stanley Asset Management Inc.
Warren J. Olsen*     Director and President        Principal of Morgan Stanley Asset
1221 Avenue of the                                 Management Inc.; President and Director of
Americas                                           various investment companies managed by
New York, NY 10020                                 Morgan Stanley Asset Management Inc.
12/21/56
John D. Barrett, II  Director                      Chairman and Director of Barrett
521 Fifth Avenue                                   Associates, Inc. (investment counseling);
New York, NY 10135                                 Director of the Ashforth Company (real
8/21/35                                            estate); Director of the Morgan Stanley
                                                   Fund, Inc. and the Morgan Stanley
                                                   Institutional Fund, Inc.
Gerard E. Jones      Director                      Partner in Richards & O'Neil LLP (law
43 Arch Street                                     firm); Director of the Morgan Stanley Fund,
Greenwich, CT 06830                                Inc., and the Morgan Stanley Institutional
1/23/37                                            Fund, Inc.
Andrew McNally IV    Director                      Chairman and Chief Executive Officer of
8255 North Central                                 Rand McNally (publication); Director of
Park Avenue                                        Allendale Insurance Co., Mercury Finance
Skokie, IL 60076                                   (consumer finance); Zenith Electronics,
11/11/39                                           Hubbell, Inc. (industrial electronics);
                                                   Director of the Morgan Stanley Fund, Inc.
                                                   and the Morgan Stanley Institutional Fund,
                                                   Inc.

   Name, Address and
     Date of Birth             Position with Fund       Principal Occupation During Past Five Years
   -----------------      ----------------------------  -------------------------------------------
Samuel T. Reeves          Director                      Chairman of the Board and CEO, Pinacle
8211 North Fresno Street                                Trading L.L.C. (investment firm); Director,
Fresno, CA 93720                                        Pacific Gas and Electric and PG&E
7/28/34                                                 Enterprises (utilities); Director of the
                                                        Morgan Stanley Fund, Inc. and the Morgan
                                                        Stanley Institutional Fund, Inc.
Fergus Reid               Director                      Chairman and Chief Executive Officer of
85 Charles Colman Blvd                                  LumeLite Corporation (injection molding
Pawling, NY 12564                                       firm); Trustee and Director of Vista Mutual
8/12/32                                                 Fund Group; Director of the Morgan Stanley
                                                        Fund, Inc. and the Morgan Stanley
                                                        Institutional Fund, Inc.
Frederick O. Robertshaw   Director                      Of Counsel, Copple, Chamberlin & Boehm,
2800 North Central                                      P.C. and Rake, Copple, Downey & Black, P.C.
Avenue                                                  (law firms); Director of the Morgan Stanley
Phoenix, AZ 85004                                       Fund, Inc. and the Morgan Stanley
1/24/34                                                 Institutional Fund, Inc.
Michael F. Klein*         Vice President                Principal of Morgan Stanley Asset
1221 Avenue of the                                      Management Inc.; Officer of various
Americas                                                investment companies managed by Morgan
New York, NY 10020                                      Stanley Asset Management Inc. Previously
12/12/58                                                practiced law with the New York law firm of
                                                        Rogers & Wells.
Douglas W. Kugler*        Vice President                Treasurer, MAS Funds; Head of Mutual Fund
One Tower Bridge                                        Administration, Miller Anderson & Sherrerd,
West Conshohocken, PA                                   LLP; Vice President of Morgan Stanley Asset
19428                                                   Management Inc.; formerly Assistant Vice
11/19/61                                                President, Provident Financial Processing
                                                        Corporation.
Harold J. Schaaff, Jr.*   Vice President                Principal of Morgan Stanley & Co.
1221 Avenue of the Amer-                                Incorporated; General Counsel and Secretary
icas                                                    of Morgan Stanley Asset Management Inc.;
New York, NY 10020                                      Officer of various investment companies
6/10/60                                                 managed by Morgan Stanley Asset Management
                                                        Inc.
Joseph P. Stadler*        Vice President                Vice President of Morgan Stanley Asset
1221 Avenue of the Amer-                                Management Inc.; Previously with Price
icas                                                    Waterhouse LLP (accounting); Officer of
New York, NY 10020                                      various investment companies managed by
6/7/54                                                  Morgan Stanley Asset Management Inc.
Lorraine Truten*          Vice President                Vice President, MAS Funds; Head of Mutual
One Tower Bridge                                        Fund Services, Miller Anderson & Sherrerd,
West Conshohocken, PA                                   LLP; Principal of Morgan Stanley Asset
19428                                                   Management Inc.; President, MAS Fund
5/11/61                                                 Distribution, Inc.
Valerie Y. Lewis*         Secretary                     Vice President of Morgan Stanley Asset
1221 Avenue of the Amer-                                Management Inc.; Previously with Citicorp
icas                                                    (banking); Officer of various investment
New York, NY 10020                                      companies managed by Morgan Stanley Asset
3/26/56                                                 Management Inc.
Karl O. Hartmann*         Assistant Secretary           Senior Vice President, Secretary and
73 Tremont Street                                       General Counsel of Chase Global Funds
Boston, MA 02108-3913                                   Services Company; Previously with Leland,
3/7/55                                                  O'Brien, Rubinstein Associates, Inc.
                                                        (investments).
James R. Rooney*          Treasurer                     Vice President, Director of Fund
73 Tremont Street                                       Administration and Compliance Services,
Boston, MA 02108-3913                                   Chase Global Funds Services Company;
10/21/58                                                Director of Fund Administration; Officer of
                                                        various investment companies managed by
                                                        Morgan Stanley Asset Management Inc.;
                                                        Previously with Scudder, Stevens & Clark,
                                                        Inc. (investments) and Ernst & Young LLP
                                                        (accounting).

  Name, Address and
    Date of Birth           Position with Fund       Principal Occupation During Past Five Years
  -----------------    ----------------------------  -------------------------------------------
Joanna Haigney*        Assistant Treasurer           Manager of Fund Administration and
73 Tremont Street                                    Compliance Services, Chase Global Funds
Boston, MA 02108-3913                                Services Company; Officer of various
10/10/66                                             investment companies managed by Morgan
                                                     Stanley Asset Management Inc.; Previously
                                                     with Coopers & Lybrand LLP.

-------
* "Interested Person" within the meaning of the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS

Members of the Board of Directors who are not "interested persons" within the meaning of the 1940 Act ("Noninterested Directors") receive compensation from the Fund and from other investment companies advised by MSAM or MAS (or by affiliated companies) (the Fund and such other investment companies are referred to as the "Fund Complex"). The open-end investment companies in the Fund Complex pay each of the Noninterested Directors an annual aggregate compensation of $65,000, plus out-of-pocket expenses, and pay each of the Noninterested Directors on the Board Audit Committees additional annual aggregate compensation of $10,000 for serving on such committees. The aggregate of such compensation for each Noninterested Director is allocated among the open-end investment companies in direct proportion to their respective average annual net assets. Column (2) in the following table sets forth the portions of the annual aggregate compensation paid by the Fund to each Director for serving as a Director of the Fund for the period August 15, 1996 to December 31, 1996. Column (5) in the table sets forth aggregate compensation paid by the Fund and Fund Complex to each Director during the fiscal year ended December 31, 1996. Compensation amounts do not include reimbursements of out-of-pocket expenses. Directors who are officers or otherwise "interested persons" receive no renumeration for their services as Directors.

COMPENSATION TABLE

                                                                       (5)
                                                                      Total
                                             (3)           (4)     Compensation
                                          Pension or    Estimated   From Fund
                              (2)         Retirement      Annual     and Fund
        (1)                Aggregate   Benefits Accrued  Benefits    Complex
      Name of             Compensation as Part of Fund     Upon      Paid to
      Director            From Fund(a)     Expenses     Retirement Directors(b)
      --------            ------------ ---------------- ---------- ------------
Barton M. Biggs               $ 0             $0            $0       $     0
Warren J. Olsen                 0              0             0             0
Thomas L. Bennett*              0              0             0             0
John D. Barrett, II(c)         34              0             0        68,777(d)
Gerard E. Jones(c)             34              0             0        75,877(d)(e)
Andrew McNally, IV             29              0             0        63,195(d)
Samuel T. Reeves               29              0             0        61,331(d)
Fergus Reid(c)                 34              0             0        77,220(d)(e)
Frederick O. Robertshaw        29              0             0        58,777(d)
Frederick B. Whittemore*        0              0             0             0

-------
 * Resigned as of March 14, 1997.
(a) The portion of the annual aggregate compensation that will be paid by the Fund in 1997 is dependent upon the average annual net assets of the Fund in 1997 in relation to the average annual net assets of all of the investment companies in the Fund Complex.
(b) Amounts include $24,657, $24,657 and $28,450 of deferred compensation for Messrs. McNally, Reeves and Reid, respectively.
(c) Member of Audit Committee of the Board of Directors of the Fund.
(d) Number of other investment companies in Fund Complex from whom Director is expected to receive compensation: Mr. Barrett--3; Mr. Jones--4; Mr. McNally--3; Mr. Reeves--3; Mr. Reid--4; Mr. Robertshaw--3.
(e) Includes amounts paid for service as Director of a closed-end investment company in the Fund Complex, in addition to amounts paid by the open-end investment companies.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

MSAM is a wholly owned subsidiary of Morgan Stanley Group Inc. ("MSGI"). The principal offices of MSAM are at 1221 Avenue of the Americas, New York, New York 10020. As compensation for advisory services to the Portfolios of the Fund it manages ("MSAM Advised Portfolios"), MSAM received compensation of $32,000 in the fiscal year ended December 31, 1996 and waived all such fees. MAS is an indirectly owned subsidiary of MSGI. The principal offices of MAS are located at One Tower Bridge Road, Conshohocken, Pennsylvania 19428. As none of the Portfolios of the Fund managed by MAS ("MAS Advised Portfolios") were operational in the fiscal year ended December 31, 1996, MAS did not receive any compensation for advisory services from the Fund.

Pursuant to separate Administration agreements with the Fund, MSAM and MAS provide administrative services to the MSAM Advised Portfolios and MAS Advised Portfolios, respectively. For its services under the Administration agreement, the Fund pays each Adviser a monthly fee which on an annual basis equals 0.25% of 1% of the average daily net assets of each Portfolio managed by that Adviser. For the fiscal year ended December 31, 1996, the Fund paid administrative fees of $9,000 to MSAM. As no MAS Advised Portfolio was operational in the fiscal year ended 1996, the Fund did not pay any administrative fees to MAS.

Under a Sub-Administration Agreement between each Adviser and the Chase Manhattan Bank, N.A. ("Chase," successor in interest to the United States Trust Company of New York), Chase Global Services Company ("Chase Global," a subsidiary of Chase) provides certain administrative services to the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 0218-3913.

DISTRIBUTION OF FUND SHARES

Under a Distribution Agreement with the Fund, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly owned subsidiary of MSGI, serves as exclusive distributor of the Portfolios and sells shares of each Portfolio on the terms described in the Fund's Prospectus.

CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of each Adviser (together, the "Codes"). The Codes restrict the personal investing activities of all employees of each Adviser and, as described below, impose additional, more onerous, restrictions on the Fund's investment personnel.

The Codes require that all employees of each Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by that Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of April 7, 1997, the following persons were record or beneficial owners of 5% or more of the outstanding shares of the following Portfolios:

                                                                      PERCENT OF
                                                                      OUTSTANDING
PORTFOLIO                             NAME OF BENEFICIAL OWNER          SHARES
---------                             ------------------------        -----------
Fixed Income Portfolio                Morgan Stanley Group Inc.           97%
                                      1585 Broadway
                                      New York, NY 10036
High Yield Portfolio                  Morgan Stanley Group Inc.           98%
                                      1585 Broadway
                                      New York, NY 10036
Equity Growth Portfolio               Morgan Stanley Group Inc.           90%
                                      1585 Broadway
                                      New York, NY 10036
                                      American General Life               10%
                                      Insurance Company*
                                      P.O. Box 1591
                                      Houston, TX 77251
Value Portfolio                       Morgan Stanley Group Inc.           93%
                                      1585 Broadway
                                      New York, NY 10036
                                      American General Life                7%
                                      Insurance Company*
                                      P.O. Box 1591
                                      Houston, TX 77251
Mid Cap Value Portfolio               Morgan Stanley Group Inc.           90%
                                      1585 Broadway
                                      New York, NY 10036
                                      American General Life               10%
                                      Insurance Company*
                                      P.O. Box 1591
                                      Houston, TX 77251
U.S. Real Estate Portfolio            Morgan Stanley Group Inc.          100%
                                      1585 Broadway
                                      New York, NY 10036
Global Equity Portfolio               Morgan Stanley Group Inc.           97%
                                      1585 Broadway
                                      New York, NY 10036
International Magnum Portfolio        Morgan Stanley Group Inc.           96%
                                      1585 Broadway
                                      New York, NY 10036
Emerging Markets Equity Portfolio     Morgan Stanley Group Inc.           50%
                                      1585 Broadway
                                      New York, NY 10036
                                      New York Life Insurance             48%
                                      and Annuity Corporation*
                                      300 Interpace Parkway
                                      Parsippany, NJ 07054
Asian Equity Portfolio                Morgan Stanley Group Inc.          100%
                                      1585 Broadway
                                      New York, NY 10036

-------
* Shares of the Portfolio are sold to insurance companies for their variable annuity and variable life insurance contracts and for their variable life insurance policies.

As of April 7, 1997, MSGI a Delaware corporation located at 1585 Broadway, New York, New York 10036, owned of record 97%, 98%, 90%, 93%, 90%, 100%, 97%, 96%,
50%, and 100% of the outstanding voting securities of the Fixed Income Portfolio, the High Yield Portfolio, the Equity Growth Portfolio, the Value Portfolio, the Mid Cap Value Portfolio, the U.S. Real Estate Portfolio, the Global Equity Portfolio, the International Magnum Portfolio, the Emerging Markets Equity Portfolio and the Asian Equity Portfolio, respectively.

MSGI has voting or its investment power with respect to the voting securities in its ownership. Consequently, under the 1940 Act, MSGI may be deemed to be a controlling person of the Fixed Income, High Yield, Equity Growth, Value, Mid Cap Value, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios.

To the best knowledge of the Fund, MSGI's ownership of such securities is for investment only, not for the purposes of control, but may materially affect the voting rights of other shareholders.

As of April 7, 1997, New York Life Insurance and Annuity Corporation ("NYLIAC") a Delaware corporation located at 300 Interpace Parkway, Parsippany, New Jersey, 07054 owned of record 48% of the outstanding voting securities of the Emerging Markets Equity Portfolio. NYLIAC is a wholly owned subsidiary of New York Life Insurance Company. As required by law, NYLIAC votes its securities in accordance with instructions received from its variable annuity contract and variable life insurance policy owners.

NET ASSET VALUE FOR THE MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain a stable net asset value per share of $1.00. The Portfolio uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on the Portfolio's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Directors.

In the event of a deviation of over 1/2 of 1% between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

The Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of the Portfolio will ordinarily remain at $1.00, but the Portfolio's daily dividends will vary in amount. Net realized gains, if any, will normally be declared and paid monthly.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For the fiscal year ended December 31, 1996, the Fund paid brokerage commissions of approximately $26, to Morgan Stanley, an affiliated broker-dealer. For the fiscal year ended December 31, 1996, commissions paid to Morgan Stanley represented approximately 0.06% of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 0.11%, of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during such period.

Portfolio securities will not be purchased from, or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate a Portfolios' past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

From time to time each Portfolio may advertise total return for the shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1- , 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

These total returns are calculated according to the following formula:

P(1 + T)/n = ERV

where:

P=a hypothetical initial payment of $1,000

T=average annual total return

n=number of years

ERV= ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Calculated using the formula above, the average annual total return for the Emerging Markets Equity Portfolio for the period from its inception through December 31, 1996 was (2.03%).

The average annual total return for the Global Equity, International Magnum, Mid Cap Value, Equity Growth, Value, Fixed Income, and High Yield Portfolios for the period from their inception to the date of the unaudited financial statements included herein is 1.80%, 3.00%, 1.30%, 3.30%, 1.30%, (0.10%), and
(0.10%), respectively.

CALCULATION OF YIELD FOR NON-MONEY MARKET PORTFOLIOS

From time to time certain of the Fund's Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Yield is obtained using the following formula:

                          Yield = 2[(a--b + 1)/6/--1]
                 -----
                  cd
where:

a= dividends and interest earned during the period

b= expenses accrued for the period (net of reimbursements)

c= the average daily number of shares outstanding during the period that were entitled to receive income distributions

d= the maximum offering price per share on the last day of the period.

CALCULATION OF YIELD FOR THE MONEY MARKET PORTFOLIO

The current yield of the Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

COMPARISONS

To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

(a)CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(b)Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service--publications that rate fund performance over specified time periods.

(c)Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

(d)Lipper Analytical Services--Mutual Fund Performance Analysis and Lipper-- Fixed Income Fund Performance Analysis--measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(e)Mutual Fund Source Book, published by Morningstar, Inc.--analyzes price, yield, risk and total return for equity funds.

(f)Savings and Loan Historical Interest Rates--as published in the U.S. Savings & Loan League Fact Book.

(g)Stocks, Bonds, Bills and Inflation, published by Hobson Associates-- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

The following indices and averages may also be used:

(a)Composite Indices--70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(b)Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

(c)Donoghue's Money Fund Average--an average of all major money market fund yields, published weekly for 7 and 30-day yields.

(d)Dow Jones Composite Average or its component averages--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(e)First Boston High Yield Index--generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

(f)First Boston Upper/Middle Tier High Yield Index--an unmanaged index of bonds rated B to BBB.

(g)Goldman Sachs 100 Convertible Bond Index--currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

(h)IFC Global Total Return Composite Index--an unmanaged index of common stocks and includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(i)Indata Balanced-Median Index--an unmanaged index and includes an asset allocation of 7% cash, 39% bonds and 54% equity based on $37.8 billion in assets among 538 portfolios for the year ended December 31, 1995 (assumes dividends reinvested).

(j)Indata Equity-Median Stock Index--an unmanaged index which includes an average asset allocation of 5% cash and 95% equity based on $30.6 billion in assets among 562 portfolios for the year ended December 31, 1995.

(k)J.P. Morgan Emerging Markets Bond Index--a market-weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

(l)JP Morgan Emerging Markets Bond Index Plus--The Emerging Markets Bond Index Plus (EMBI+) reflects total returns for external debt instruments which have been traded in the emerging markets. Brady bonds are included among such instruments, as well as Eurobonds, loans, and US dollar denominated local market instruments. Countries included in the index are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, and Venezuela. The EMBI+ is an expansion of the JP Morgan EMBI, which only tracks Brady bonds.

(m)J.P. Morgan Traded Global Bond Index--an unmanaged index of securities which includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and the United States.

(n)Lehman Brothers Aggregate Bond Index--an unmanaged index made up of the Government/Corporate Index, the Mortgage Backed Securities Index and the Asset-Backed Securities Index.

(o)Lehman Brothers LONG-TERM Treasury Bond--composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(p)The Lehman 7 Year Municipal Bond Index--an unmanaged index which consists of investment grade bonds with maturities between 6-8 years rated Baa or better. All bonds have been taken from deals done within the last 5 years, with assets of $50 million or greater.

(q)Lipper Capital Appreciation Index--a composite of mutual funds managed for maximum capital gains.

(r)Morgan Stanley Capital International Combined Far East Free ex-Japan Index-- a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

(s)Morgan Stanley Capital International EAFE Index--an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(t)Morgan Stanley Capital International Emerging Markets Global Latin American Index--an unmanaged, arithmetic, market value-weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela (assumes reinvestment of dividends).

(u)Morgan Stanley Capital International Europe Index-- an unmanaged index of common stocks and includes 14 countries throughout Europe.

(v)Morgan Stanley Capital International Japan Index--an unmanaged index of common stocks.

(w)Morgan Stanley Capital International Latin America Index--a broad-based market capitalization-weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends reinvested).

(x)Morgan Stanley Capital International World Index--an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

(y)NASDAQ Composite Index--an unmanaged index of common stocks.

(z)NASDAQ Industrial Index--a capitalization-weighted index composed of more than 3,000 domestic stocks taken from the following industry sectors: agriculture, mining, construction, manufacturing, electronic components, services and public administration enterprises. It is a value-weighted index calculated on price change only and does not include income.

(aa)National Association of Real Estate Investment Trusts ("NAREIT") Index--an unmanaged market-weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System including dividends.

(bb)The New York Stock Exchange composite or component indices--unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

(cc)The Russell 1000 Growth--contains the securities of the Russell 1000 which possess an above-average growth orientation. These securities tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth.

(dd)Russell 2500 Index--comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

(ee)Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(ff)Salomon Brothers High Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(gg)Salomon Brothers Broad Investment Grade Bond Index--a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

(hh)Standard & Poor's 500 Stock Index or its component indices--unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(ii)Standard & Poor's MidCap 400 Index--a market-value weighted index. The companies chosen for the Index generally have market values between $800 million and $3 billion, depending upon current equity market valuations and represent a broad range of industry segments within the U.S. economy.

(jj)Standard & Poor's Small Cap 600 Index--a capitalization-weighted index of 600 domestic stocks having market capitalizations which reside within the 50th and the 83rd percentiles of the market capitalization of the entire stock market, chosen for certain liquidity characteristics and for industry representation.

(kk)Wilshire 5000 Equity Index or its component indices--represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Articles of Incorporation permit the Directors to issue nine billion shares of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of seventeen Portfolios.

The shares of each Portfolio of the Fund are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this Statement of Additional Information). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically received in additional shares of such class of that Portfolio of the Fund at the net asset value as of the business day following the record date. This automatic reinvestment of dividends and distributions will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

CUSTODY ARRANGEMENTS

The Chase Manhattan Bank ("Chase") is the Fund's custodian for domestic and certain foreign assets. Chase is not affiliated with Morgan Stanley. Morgan Stanley Trust Company, Brooklyn, New York, acts as the Fund's custodian for foreign assets held outside the United States and employs sub-custodians who have been or will be approved by the Directors of the Fund in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley & Co. Incorporated. In the selection of foreign sub-custodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

DESCRIPTION OF CERTAIN SECURITIES AND RATINGS

DESCRIPTION OF U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.

U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. However, the U.S. Treasury has no lawful obligation to assume the financial liabilities of these agencies or others. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF MUNICIPAL BONDS

Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds.

General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds (i.e., private activity bonds) in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

Note obligations with demand or put options may have a stated maturity in excess of one year, but allow any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the notes plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Bonds. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield.

Municipal Bonds are sometimes purchased on a "when issued" basis meaning the buyer has committed to purchasing certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption (to the extent such an exemption applies, which may not apply in all cases) for interest on Municipal Bonds. Similar proposals may be introduced in the future.

DESCRIPTION OF MORTGAGE-BACKED SECURITIES

"Mortgage-Backed Securities" are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities include collateralized mortgage obligations and mortgage pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. government or by private sector entities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. They are backed by Mortgage Pass-Through Securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes or "tranches." The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.

CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying

Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, the market prices of and yields on these tranches are more volatile.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities issued or guaranteed by private sector originators of or investors in mortgage loans and are structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more types of credit enhancement described below. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and FNMA also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC has now issued Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. REFCORP obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury. Obligations issued by such U.S. governmental agencies and instrumentalities are described more fully below.

GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

Each Ginnie Mae Certificate will represent a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodical changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the United States government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans;

(ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

CREDIT ENHANCEMENT. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over- collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

FOREIGN INVESTMENTS

The Asian Equity, International Fixed Income, Global Equity Emerging Markets Debt, International Magnum and Emerging Markets Equity Portfolios will invest, and the High Yield, International Fixed Income, Balanced, Equity Growth and Multi-Asset-Class Portfolios may invest, in securities of foreign issuers. Investors should recognize that investing in such foreign securities involves certain special considerations which are not typically associated with investing in U.S. issuers. For a description of the effect on the Portfolios of currency exchange rate fluctuation, see "Investment Objectives and Policies-- Forward Foreign Currency Exchange Contracts" above. As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers, there may be less information available about certain foreign companies than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Asian Equity, International Magnum, Emerging Markets Equity, Multi-Asset-Class, International Fixed Income, Emerging Markets Debt and Global Equity Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, because each Portfolio's investment objective is to seek long-term capital appreciation, which generally (but not always) is subject to tax and any dividend or interest income should be considered incidental.

DESCRIPTION OF COMMERCIAL PAPER--RATINGS

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1--best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2--high quality with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: S-1+ --very strong capacity to pay principal and interest; SP-2--strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-1+ --this designation indicates the degree of safety regarding timely payment is overwhelming. A-1-- this designation indicates the degree of safety regarding timely payment is very strong.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

AAA -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA -- Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FINANCIAL STATEMENTS

The audited financial statements of the Emerging Markets Equity Portfolio for the fiscal year ended December 31, 1996 and the unaudited financial statements of the Fixed Income, High Yield, Growth (currently known as Equity Growth), Value, Mid Cap Value, Global Equity and International Magnum Portfolios for the period ending March 31, 1997 are set forth in the following pages.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Universal Funds,
Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (constituting Morgan Stanley Universal Funds, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
January 28, 1997

MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF NET ASSETS

DECEMBER 31, 1996

                                                                         VALUE
   SHARES                                                                (000)
 ----------                                                             --------

                             COMMON STOCKS (82.0%)
 ARGENTINA (2.0%)
      1,700 Telecom Argentina ADR....................................   $     69
      4,100 Telefonica de Argentina ADR..............................        106
      2,360 YPF ADR..................................................         60
                                                                        --------
                                                                             235
                                                                        --------
 BRAZIL (6.6%)
        180 Cia Energetica de Minas Gerais ADR.......................          6
    666,000 Eletrobras...............................................        238
      2,190 Eletrobras ADR...........................................         39
     32,000 Light....................................................         11
      1,410 Multicanal Participaccoes ADR............................         18
  2,478,000 Telebras.................................................        178
      3,445 Telebras ADR.............................................        264
 (a)120,000 Telecom de Sao Paulo.....................................         26
                                                                        --------
                                                                             780
                                                                        --------
 CHILE (0.4%)
      1,080 Cia Cervecerias Unidas ADR...............................         17
      1,150 Santa Isabel ADR.........................................         26
                                                                        --------
                                                                              43
                                                                        --------
 CHINA (0.9%)
 (a)130,000 Guangshen Railway Co. Ltd.,
             Class H.................................................         56
     96,000 Yizheng Chemical Fibre Co. Ltd., Class H.................         23
     64,000 Zhenhai Refining & Chemical Co. Ltd., Class H............         24
                                                                        --------
                                                                             103
                                                                        --------
 COLOMBIA (0.3%)
     86,000 Banco de Colombia........................................         35
                                                                        --------
 EGYPT (0.9%)
        175 Commercial International Bank............................         26
      1,200 Eastern Tobacco..........................................         18
      1,000 Helwan Portland Cement...................................         18
        650 North Cairo Mills Co. ...................................         26
      1,000 Torah Portland Cement....................................         20
                                                                        --------
                                                                             108
                                                                        --------
 HONG KONG (9.1%)
   (a)7,000 Asia Satellite Telecommunications Holdings Ltd. .........         16
     12,000 Cheung Kong Holdings Ltd. ...............................        107
  (a)15,000 Cheung Kong Infrastructure Holdings......................         40
  (a)43,000 China Resources Beijing Land.............................         27

                                                                         VALUE
   SHARES                                                                (000)
 -----------                                                            --------

      62,000 China Resources Enterprise Ltd. ........................   $    139
      21,000 Citic Pacific Ltd. .....................................        122
      30,000 Cosco Pacific Ltd. .....................................         35
       1,000 Hang Seng Bank Ltd. ....................................         12
       6,000 Henderson Land Development Co. Ltd. ....................         60
      14,000 Hong Kong Ferry Holdings................................         27
      15,600 Hong Kong Telecommunications Ltd. ......................         25
      17,000 Hutchison Whampoa Ltd. .................................        134
      18,000 New World Development Co. Ltd...........................        122
    (a)9,000 Shanghai Industrial Holdings Ltd. ......................         33
       7,000 Sun Hung Kai Properties Ltd. ...........................         86
       6,000 Swire Pacific Ltd., Class A.............................         57
  (a)118,000 Tingyi (Cayman Islands) Holdings Co. ...................         31
                                                                        --------
                                                                           1,073
                                                                        --------
 HUNGARY (0.5%)
         400 Graboplast Rt...........................................         13
         950 MOL Magyar Olaj-es Gazipari Rt GDR......................         12
         450 Pannonplast Rt..........................................         17
    (a)1,200 Tisza Vegyi Kombinat Rt GDR.............................         14
                                                                        --------
                                                                              56
                                                                        --------
 INDIA (10.0%)
       2,500 Century Textiles and Industries Ltd. GDR................        127
   (a)60,000 Crompton Greaves Ltd. GDR...............................        239
      25,000 Indian Petrochemicals Corp. Ltd. GDR....................        291
 (a,g)55,500 Morgan Stanley India Investment Fund, Inc. .............        527
                                                                        --------
                                                                           1,184
                                                                        --------
 INDONESIA (6.3%)
      37,000 Astra International (Foreign)...........................        102
   (d)48,000 Bank International Indonesia (Foreign)..................         47
   (d)37,000 Bimantara Citra (Foreign)...............................         49
 (a,d)75,000 Daya Guna Samudera (Foreign)............................         87
   (d)18,000 Gudang Garam (Foreign)..................................         78
   (d)21,000 Hanjaya Mandala Sampoerna (Foreign).....................        112
   (d)64,000 Indah Kiat Pulp & Paper Corp. (Foreign).................         47
  (d)129,000 Telekomunikasi Indonesia (Foreign)......................        223
                                                                        --------
                                                                             745
                                                                        --------
 ISRAEL (3.6%)
       5,150 Blue Square-Israel Ltd. ADR.............................         73
       1,940 Elbit Ltd. .............................................         14
       6,466 Elbit Medical Imaging Ltd. .............................         27
       6,466 Elbit Systems Ltd. .....................................         50
         800 First International Bank of Israel Ltd., Class 5........         92

                                                                         VALUE
   SHARES                                                                (000)
 ----------                                                             --------

 ISRAEL--(CONTINUED)
        940 Koor Industries Ltd. ....................................   $     82
      3,750 Supersol Ltd. ...........................................         92
                                                                        --------
                                                                             430
                                                                        --------
 KOREA (4.3%)
   (a)2,800 Cho Hung Bank Co. Ltd. GDR...............................         21
   (a)2,600 Kookmin Bank GDR.........................................         47
      2,600 Korea Electric Power Corp. ADR...........................         54
      8,333 Korea Mobile Telecommunications ADR......................        107
      1,570 Pohang Iron & Steel Co. Ltd. ADR.........................         32
 (a,e)5,800 Samsung Electronics GDR..................................        240
                                                                        --------
                                                                             501
                                                                        --------
 MEXICO (9.1%)
      4,800 Apasco...................................................         33
  (a)50,920 Banacci, Class B.........................................        107
     44,030 Cemex CPO................................................        157
      1,300 Cemex, Class B...........................................          5
  (a)30,400 Cifra, Class B...........................................         37
   (a)1,740 Desc ADR.................................................         38
     (a)945 Empresas ICA Sociedad Controladora ADR...................         14
     61,350 FEMSA, Class B...........................................        210
   (a)4,260 Gruma, Class B...........................................         26
     (a)810 Gruma GDR................................................         20
     (e)200 Grupo Carso ADR..........................................          2
     13,560 Grupo Carso, Class A1....................................         71
 (a)308,555 Grupo Financiero Bancomer, Class B.......................        123
     14,000 Grupo Industrial Maseca, Class B.........................         18
   (a)7,255 Grupo Televisa GDR.......................................        186
        460 Panamerican Beverages, Inc.,
             Class A.................................................         22
                                                                        --------
                                                                           1,069
                                                                        --------
 PAKISTAN (2.5%)
     84,000 Fauji Fertilizer Co. Ltd. ...............................        141
 (a)246,700 Pakistan Telecommunications..............................        155
                                                                        --------
                                                                             296
                                                                        --------
 PERU (0.3%)
      1,645 Telefonica del Peru ADR..................................         31
                                                                        --------
 PHILIPPINES (1.8%)
     25,000 Ayala Land, Inc., Class B................................         29
  (a)42,000 DMCI Holdings, Inc. .....................................         27
    185,200 JG Summit Holdings, Inc., Class B........................         52
      7,000 Manila Electric Co., Class B.............................         57
        960 Philippine Long Distance Telephone Co. ..................         53
                                                                        --------
                                                                             218
                                                                        --------
 POLAND (1.5%)
      1,000 Bank Rozwoju Eksportu S.A. ..............................         30
        300 Bank Slaski S.A. ........................................         31
   (a)1,000 Debica S.A. .............................................         22
      4,200 Elektrim S.A. ...........................................         38
   (a)2,100 Exbud S.A. ..............................................         20

                                                                         VALUE
  SHARES                                                                 (000)
 ---------                                                              --------

     3,000 Wielkopolski Bank Kredytowy S.A. .........................   $     20
       350 Zywiec....................................................         16
                                                                        --------
                                                                             177
                                                                        --------
 RUSSIA (7.1%)
  (a)9,000 Gazprom ADR...............................................        155
     4,500 LUKoil Holding ADR........................................        206
     6,500 Mosenergo ADR.............................................        198
 (a)45,000 Rostelecom................................................        109
  (a)3,500 Tatneft ADR...............................................        164
                                                                        --------
                                                                             832
                                                                        --------
 SOUTH AFRICA (3.4%)
    27,500 Gencor Ltd. ..............................................        100
    56,500 Polfin Ltd. ..............................................         94
    17,100 Sasol Ltd. ...............................................        203
                                                                        --------
                                                                             397
                                                                        --------
 TAIWAN (2.7%)
    16,000 Cathay Life Insurance Co. Ltd. ...........................        102
    54,000 China Steel Corp. ........................................         51
    13,000 Formosa Plastics Corp. ...................................         32
 (a)30,000 Pacific Construction......................................         26
 (a)25,000 Siliconware Precision Industries Co. .....................         53
    41,000 Yang Ming Marine Transport................................         54
                                                                        --------
                                                                             318
                                                                        --------
 THAILAND (4.4%)
  (d)9,800 Advanced Info Service PCL (Foreign).......................         92
    11,800 Bangkok Bank PCL (Foreign)................................        114
    17,300 Finance One PCL (Foreign).................................         35
  (d)9,600 Shinawatra Computer Co. plc (Foreign).....................        116
    13,600 Siam Commercial Bank PCL (Foreign)........................         99
    11,100 Thai Farmers Bank PCL (Foreign)...........................         69
                                                                        --------
                                                                             525
                                                                        --------
 TURKEY (3.6%)
   892,000 Bossa.....................................................         75
 1,160,000 Eregli Demir Celik........................................        139
 2,562,000 Turkiye Garanti Bankasi A.S. .............................        116
 3,785,000 Yapi ve Kredi Bankasi A.S. ...............................         94
                                                                        --------
                                                                             424
                                                                        --------
 VENEZUELA (0.2%)
       910 Cia Anonima Nacional Telefonos de Venezuela ADR...........         26
                                                                        --------
 ZIMBABWE (0.5%)
     8,300 Delta Corp. ..............................................         29
    18,900 Meikles Africa Ltd. ......................................         28
                                                                        --------
                                                                              57
                                                                        --------
 TOTAL COMMON STOCKS
  (COST $9,792).......................................................     9,663
                                                                        --------

                                                                        VALUE
   SHARES                                                               (000)
 ----------                                                            --------

 PREFERRED STOCKS (6.0%)
 BRAZIL (NON-VOTING STOCKS) (6.0%)
 15,780,000 Banco Bradesco..........................................   $    114
    180,000 Banco Itau..............................................         78
    276,000 Brahma..................................................        151
  1,194,000 Cia Energetica de Minas Gerais..........................         41
     60,000 Coteminas...............................................         19
        900 Eletrobras ADR..........................................         17
    319,000 Eletrobras, Class B.....................................        118
   (e)1,500 Pao de Acucar ADR.......................................         26
    589,000 Petrobras...............................................         94
    624,000 Telebras................................................         48
                                                                       --------
 TOTAL PREFERRED STOCKS
  (COST $711)........................................................       706
                                                                       --------
 TOTAL FOREIGN SECURITIES (88.0%)
  (COST $10,503).....................................................    10,369
                                                                       --------
    FACE
   AMOUNT
   (000)
 ----------
 SHORT-TERM INVESTMENT (10.0%)
 REPURCHASE AGREEMENT (10.0%)
 $    1,183 Chase Securities, Inc. 5.95%, dated 12/31/96, due
             1/2/97, to be repurchased at $1,183, collateralized by
             U.S. Treasury Bonds, 7.25%, due 5/15/16, valued at
             $1,200 (Cost $1,183)...................................      1,183
                                                                       --------
 FOREIGN CURRENCY (2.2%)
 BRL     14 Brazilian Real..........................................         13
 EGP    380 Egyptian Pound..........................................        112
 HKD     10 Hong Kong Dollar........................................          2
 MXP     33 Mexican Peso............................................          4
 PKR  4,293 Pakistani Rupee.........................................        107
 PHP      1 Philippines Peso........................................        --
 TWD    580 Taiwan Dollar...........................................         21
                                                                       --------
 TOTAL FOREIGN CURRENCY
  (COST $258)........................................................       259
                                                                       --------
 TOTAL INVESTMENTS (100.2%)
  (COST $11,944*)....................................................  $ 11,811
                                                                       --------


    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                                     (000)
                                                                  -----------
OTHER ASSETS (4.0%)
Cash............................................................ $   1
Deferred Organization Costs.....................................   342
Due from Adviser................................................    82
Receivable for Portfolio Shares Sold............................    32
Dividends Receivable............................................     8
Receivable for Investments Sold.................................     3
                                                                 -----
                                                                            468
LIABILITIES (-4.2%)
Payable for Investments Purchased...............................  (275)
Organization Costs Payable......................................  (105)
Custodian Fees Payable..........................................   (39)
Professional Fees Payable.......................................   (39)
Sub-Administrative Fees Payable.................................   (10)
Administrative Fees Payable.....................................    (9)
Deferred Foreign Taxes Payable..................................    (2)
Other Liabilities...............................................   (11)
                                                                 -----
                                                                           (490)
                                                                        -------
NET ASSETS (100%)...............................................        $11,789
                                                                        =======

                                                                      AMOUNT
                                                                       (000)
                                                                      -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 1,205,732 outstanding $0.001 par value shares, unlim-
 ited number authorized.............................................. $  9.78
                                                                      =======
NET ASSETS CONSIST OF:
Paid in Capital...................................................... $11,978
Undistributed Net Investment Income..................................       3
Accumulated Net Realized Loss........................................     (57)
Unrealized Depreciation on Investments and Foreign Currency
 Translations (Net of foreign taxes of $2)...........................    (135)
                                                                      -------
NET ASSETS........................................................... $11,789
                                                                      =======

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Portfolio is obligated to deliver U.S. dollars in exchange for foreign currency as indicated below:

                                                   NET
 CURRENCY                    IN EXCHANGE       UNREALIZED
TO DELIVER  VALUE SETTLEMENT     FOR     VALUE GAIN (LOSS)
  (000)     (000)    DATE       (000)    (000)    (000)
----------  ----- ---------- ----------- ----- -----------
    $2       $ 2   1/02/97      BRL 2     $ 2      $--

(a)--Non-income producing security.
(d)--Security valued at fair value--See note A-1 to financial statements. Fair valued securities totaled $851,000 or 7.2% of net assets at December 31, 1996.
(e)--144A Security--Certain conditions for public sale may exist.
(g)--The fund is advised by Morgan Stanley Asset Management Inc. The Portfolio earned no income from this security for the period ended December 31, 1996.

ADR--American Depositary Receipt
CPO--Ordinary Participating Certificate (no voting rights)
GDR--Global Depositary Receipt
PCL--Public Company Limited
* At December 31, 1996, cost, unrealized appreciation, unrealized depreciation and net unrealized depreciation, for U.S. Federal income tax purposes, of the investments of the Portfolio were:

                   UNREALIZED                     UNREALIZED                    NET UNREALIZED
 COST             APPRECIATION                   DEPRECIATION                    DEPRECIATION
 (000)               (000)                          (000)                           (000)
-------           ------------                   ------------                   --------------
$11,688               $627                          $(763)                          $(136)

For the period ended December 31, 1996, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,337,000 and $777,000, respectively. There were no long-term purchases and sales of U.S. Government securities during the period.

At December 31, 1996, the Emerging Markets Equity Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2004 of approximately $9,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1996 to December 31, 1996, the Emerging Markets Equity Portfolio incurred and elected to defer until January 1, 1997, for U.S. Federal income tax purposes, net capital losses of approximately $45,000.

               SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                               MARKET   % OF NET
                    SECTOR DIVERSIFICATION                      VALUE    ASSETS
                    ----------------------                     -------  --------
Capital Equipment............................................. $ 1,081     9.2%
Consumer Goods................................................   1,588    13.5
Energy........................................................   1,091     9.3
Finance.......................................................   1,984    16.8
Foreign Currency..............................................     259     2.2
Materials.....................................................   1,355    11.5
Multi-Industry................................................     989     8.4
Repurchase Agreement..........................................   1,183    10.0
Services......................................................   2,281    19.3
                                                               -------   -----
Total Investments............................................. $11,811   100.2%
Other Assets and Liabilities (Net)............................     (22)   (0.2)
                                                               -------   -----
Net Assets.................................................... $11,789   100.0%
                                                               =======   =====

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                PERIOD FROM
                                                             OCTOBER 1, 1996*
                                                                    TO
                                                             DECEMBER 31, 1996
                                                                   (000)
                                                             -----------------
INVESTMENT INCOME:
 Dividends..................................................       $  19
 Interest...................................................          36
                                                                   -----
 Total Income...............................................          55
                                                                   -----
EXPENSES:
 Investment Advisory Fees...................................          32
  Less: Fees Waived.........................................         (32)
                                                                   -----
 Net Investment Advisory Fees...............................         --
 Custodian Fees.............................................          39
 Professional Fees..........................................          38
 Amortization of Organizational Costs.......................          18
 Shareholder Reports........................................          11
 Sub-Administrative Fees....................................          10
 Administrative Fees........................................           9
 Other......................................................           4
 Expenses Reimbursed by Adviser.............................         (82)
                                                                   -----
  Net Expenses..............................................          47
                                                                   -----
Net Investment Income.......................................           8
                                                                   -----
NET REALIZED LOSS ON:
 Investments Sold...........................................         (57)
 Foreign Currency Transactions..............................          (3)
                                                                   -----
  Net Realized Loss.........................................         (60)
                                                                   -----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments and Foreign Currency Translations**............        (135)
                                                                   -----
  Change in Unrealized Appreciation/Depreciation............        (135)
                                                                   -----
Net Realized Loss and Change in Unrealized
 Appreciation/Depreciation..................................        (195)
                                                                   -----
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $(187)
                                                                   =====

-------
 * Commencement of operations
** Net of foreign taxes of $2 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                  PERIOD FROM
                                                               OCTOBER 1, 1996*
                                                                      TO
                                                               DECEMBER 31, 1996
                                                                     (000)
                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.......................................       $     8
 Net Realized Loss...........................................           (60)
 Change in Unrealized Appreciation/Depreciation..............          (135)
                                                                    -------
 Net Decrease in Net Assets Resulting from Operations........          (187)
                                                                    -------
DISTRIBUTIONS:
 Net Investment Income.......................................           (20)
                                                                    -------
 Total Distributions.........................................           (20)
                                                                    -------
CAPITAL SHARE TRANSACTIONS(1):
 Subscribed..................................................        11,993
 Distributions Reinvested....................................             3
                                                                    -------
 Net Increase in Net Assets Resulting from Capital Share
  Transactions...............................................        11,996
                                                                    -------
 Total Increase in Net Assets................................        11,789
NET ASSETS:
 Beginning of Period.........................................           --
                                                                    -------
 End of Period...............................................       $11,789
                                                                    =======
Undistributed net investment income included in end of period
 net assets..................................................       $     3
                                                                    =======
(1) Capital Share Transactions:
  Shares Subscribed..........................................         1,205
  Shares Issued for Distributions Reinvested.................             1
                                                                    -------
 Net Increase in Capital Shares Outstanding..................         1,206
                                                                    =======

-------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                    PERIOD FROM
                                                                OCTOBER 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                               DECEMBER 31, 1996
----------------------------------                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................       $ 10.00
                                                                      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income........................................          0.01
  Net Realized and Unrealized Loss.............................         (0.21)
                                                                      -------
    Total From Investment Operations...........................         (0.20)
                                                                      -------
DISTRIBUTIONS
  Net Investment Income........................................         (0.02)
                                                                      -------
    Total Distributions........................................         (0.02)
                                                                      -------
NET ASSET VALUE, END OF PERIOD.................................       $  9.78
                                                                      =======
TOTAL RETURN...................................................         (2.03)%
                                                                      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)..............................       $11,789
Ratio of Expenses to Average Net Assets........................          1.75%**
Ratio of Net Investment Income to Average Net Assets...........          0.32%**
Portfolio Turnover Rate........................................             9%
Average Commission Rate#.......................................       $0.0013
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income (Loss)............       $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...............................          6.17%**
  Net Investment Income (Loss) to Average Net Assets...........         (4.06)%**

-------
 * Commencement of operations.
** Annualized.
 # For the period ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.45% of the trade amount.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1996, the Fund was comprised of one active, non-diversified portfolio, the Emerging Markets Equity Portfolio (referred to as the "Portfolio"). The Portfolio commenced operations on October 1, 1996.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.
3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank as follows:

 --investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

 --investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of accrued investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets.

DECEMBER 31, 1996

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Distributions from the Portfolio are recorded on the ex-date.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and for organizational expenses.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management Inc. (the "Adviser" or "MSAM"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate of 1.25% of the first $500 million of average daily net assets, 1.20% of the next $500 million of average daily net assets and 1.15% of average daily net assets exceeding $1 billion. The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Portfolio. CGFSC is compensated for such services by MSAM from the fee it receives from the Portfolio. Certain employees of CGFSC are officers of the Fund. In addition, the Portfolio incurs local administration fees in doing business in certain emerging market countries.
The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Portfolio's commencement of operations. Morgan Stanley Asset Management Inc. has agreed that in the event any of it's initial shares in the Portfolio which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

DECEMBER 31, 1996

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the period ended December 31, 1996, the Portfolio incurred custody fees with MSTC totaling approximately $38,000 which were payable to MSTC at December 31, 1996.

In addition, for the period ended December 31, 1996, the Portfolio earned interest income of approximately $400 and incurred interest expense of approximately $1,000 on balances maintained with MSTC.

E. OTHER: At December 31, 1996, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio has shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio. At December 31, 1996, a significant number of the shares outstanding were owned by MSAM and its affiliates.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
GLOBAL EQUITY PORTFOLIO

STATEMENT OF NET ASSETS
(UNAUDITED)

MARCH 31, 1997

                                                                         VALUE
  SHARES                                                                 (000)
 --------                                                               --------
 COMMON STOCKS (94.5%)
 AUSTRALIA (1.1%)
   14,300 CSR Ltd. ..................................................   $     55
                                                                        --------
 BELGIUM (1.9%)
    1,220 Delhaize Freres et Cie, "Le Lion' S.A......................         68
      600 G.I.B. Holdings Ltd........................................         28
                                                                        --------
                                                                              96
                                                                        --------
 CANADA (1.3%)
      880 Potash Corp. of Saskatchewan...............................         67
                                                                        --------
 FRANCE (3.7%)
    1,300 Banque National de Paris...................................         58
      400 Groupe Danone..............................................         63
      370 PSA Peugeot Citroen S.A....................................         42
      700 Scor S.A...................................................         29
                                                                        --------
                                                                             192
                                                                        --------
 GERMANY (8.4%)
    1,300 BASF AG....................................................         50
    3,100 Bayer AG...................................................        130
      100 Karstadt AG................................................         34
    1,300 VEBA AG....................................................         75
       50 Viag AG....................................................         24
      225 Volkswagen AG..............................................        124
                                                                        --------
                                                                             437
                                                                        --------
 HONG KONG (1.9%)
   28,000 Jardin Strategic Holdings, Inc. ...........................         97
                                                                        --------
 IRELAND (3.3%)
    3,600 Clondalkin Group plc.......................................         34
   26,500 Irish Life plc.............................................        139
                                                                        --------
                                                                             173
                                                                        --------
 JAPAN (12.0%)
       11 East Japan Railway Co......................................         45
    4,000 Fuji Photo Film Ltd........................................        132
    5,000 Hitachi Ltd................................................         44
   13,000 Kao Corp. .................................................        142
    5,000 Matsushita Electric Industries Co. ........................         78
   12,000 Sumitomo Marine & Fire Insurance Co. ......................         73
    1,000 TDK Corp...................................................         69
    2,200 Toyo Seikan Kaisha Ltd.....................................         41
                                                                        --------
                                                                             624
                                                                        --------
 NETHERLANDS (3.2%)
      200 Akzo Nobel N.V. ...........................................         28

                                                                         VALUE
 SHARES                                                                  (000)
 -------                                                                --------
   2,100 ING Groep N.V...............................................   $     83
   1,200 Philips Electronics N.V.....................................         56
                                                                        --------
                                                                             167
                                                                        --------
 SPAIN (0.8%)
   3,600 Iberdrola S.A. .............................................         40
                                                                        --------
 SWITZERLAND (3.8%)
      35 Ascom Holdings AG (Bearer)..................................         37
      70 Holderbank Financiere Glarus AG (Bearer)....................         54
      70 Nestle S.A. (Registered)....................................         82
      40 Sulzer AG (Registered)......................................         26
                                                                        --------
                                                                             199
                                                                        --------
 UNITED KINGDOM (11.5%)
   3,000 BAT Industries plc..........................................         26
   1,750 Burmah Castrol plc..........................................         29
   9,156 Christian Salvesan plc......................................         43
   6,500 Grand Metropolitan plc......................................         52
  20,000 Matthews (Bernard) plc......................................         42
   5,000 Penninsular & Oriental Steam................................         51
   8,200 Reckitt & Colman plc........................................        110
   2,300 Scottish Hydro Electric.....................................         14
   9,400 Tate & Lyle plc.............................................         67
   4,200 Unilever plc................................................        112
  11,600 WPP Group plc...............................................         48
                                                                        --------
                                                                             594
                                                                        --------
 UNITED STATES (41.6%)
     900 AMR Corp. ..................................................         74
   1,200 AT&T Corp. .................................................         42
   2,100 Albertson's, Inc. ..........................................         71
   1,600 Bank of Boston Corp.........................................        107
   1,600 Boise Cascade Corp..........................................         49
   1,350 Borg-Warner Automotive, Inc. ...............................         58
   3,800 Browning-Ferris Industries, Inc. ...........................        110
   4,100 Comsat Corp.................................................        100
   5,200 Data General Corp...........................................         88
   2,100 Enhance Financial Services Group, Inc. .....................         83
   2,000 Equitable Companies, Inc....................................         54
   2,200 Federal-Mogul Corp. ........................................         54
     800 Finova Group, Inc. .........................................         54
   3,100 GenRad, Inc.................................................         48
     700 Georgia Pacific Corp........................................         51
   3,230 Greenfield Industries, Inc. ................................         71
   1,600 Greenpoint Financial Corp. .................................         82
   1,900 Houghton Mifflin Co.........................................        103
     750 IBP, Inc....................................................         18
   6,900 InteliData Technologies Corp................................         34
   2,700 Limited, Inc. ..............................................         50
     500 MBIA, Inc. .................................................         48
   1,500 MCI Communications Corp.....................................         53
     700 Mellon Bank Corp............................................         51
   1,400 Penncorp Financial Group, Inc...............................         45

                                                                        VALUE
  SHARES                                                                (000)
 --------                                                             ---------
      900 Pennzoil Co..............................................    $     47
    1,100 Philip Morris Cos., Inc..................................         126
    1,200 Rohr, Inc. ..............................................          21
    1,700 Tandy Corp. .............................................          85
    1,700 Tecumseh Products Co., Class A...........................          97
      950 Toys 'R' Us, Inc.........................................          27
    2,400 UST Corp.................................................          48
    3,800 Waban, Inc. .............................................         106
                                                                      ---------
                                                                          2,155
                                                                      ---------
 TOTAL COMMON STOCKS (COST $4,827)..................................      4,896
                                                                      ---------
   FACE
  AMOUNT
  (000)
 --------
 SHORT-TERM INVESTMENTS (5.4%)
 REPURCHASE AGREEMENT (5.4%)
 $    283 Chase Securities, Inc. 6.00%, dated 3/31/97, due 4/1/97, to be repurchased at $283, collateralized by U.S.
           Treasury Notes, 7.875%, due 11/15/04, valued at $293
           (Cost $283).............................................         283
                                                                      ---------
 FOREIGN CURRENCY (1.0%)
 GBP 32   British Pound............................................          52
 JPY   1  Japanese Yen.............................................         --
                                                                      ---------
 TOTAL FOREIGN CURRENCY (COST $52)..................................         52
 TOTAL INVESTMENTS (100.9%) (COST $5,162*)..........................  $   5,231
                                                                      ---------




    The accompanying notes are an integral part of the financial statements.

                                                VALUE
                                                (000)
                                            --------------
 OTHER ASSETS (6.0%)
 Cash...................................... $   3
 Receivable for Investments Sold...........   279
 Receivable from Investment Adviser........    16
 Dividends Receivable......................     9
 Foreign Withholding Tax Reclaim Receivable     1
                                            -----
                                                       308
 LIABILITIES (-6.9%)
 Payable for Investments Purchased......... (329)
 Custodian Fees Payable....................   (8)
 Administrative Fees Payable...............   (5)
 Directors' Fees and Expenses Payable......   (1)
 Other Liabilities.........................  (14)
                                            -----
                                                     (357)
                                                    ------
 NET ASSETS (100%).........................         $5,182
                                                    ======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 509,097 outstanding $0.001 par value shares, unlimited number authorized..................................................... $10.18
                                                                        ======
NET ASSETS CONSIST OF:
Paid in Capital........................................................ $5,093
Undistributed Net Investment Income....................................     16
Accumulated Net Realized Gain..........................................      4
Unrealized Appreciation on Investments and Foreign Currency
 Translations..........................................................     69
                                                                        ------
NET ASSETS............................................................. $5,182
                                                                        ======

-------
* At March 31,1997, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation for U.S. Federal income tax purposes of the investments (exclusive of foreign currency) of the Portfolio were:

                    UNREALIZED                       UNREALIZED                          NET
  COST             APPRECIATION                     DEPRECIATION                     APPRECIATION
 (000)                (000)                            (000)                            (000)
 -----             ------------                     ------------                     ------------
 $5,110                $235                            $(166)                            $69

For the period ended March 31, 1997, purchases of investment securities for the Portfolio other than long-term U.S. Government securities and short-term investments were $4,828,000. There were no long-term purchases of U.S. Government securities. There were no long-term sales.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO

STATEMENT OF NET ASSETS
(UNAUDITED)

MARCH 31, 1997

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                  -------
 COMMON STOCKS (93.9%)
 AUSTRALIA (2.8%)
  5,300 Broken Hill Proprietary Co., Ltd..............................   $    71
  2,300 Lend Lease Corp. Ltd..........................................        39
  5,800 News Corp. Ltd................................................        27
  6,400 Nintendo Corp. Ltd............................................        81
 12,200 WMC Ltd.......................................................        77
                                                                         -------
                                                                             295
                                                                         -------
 AUSTRIA (0.8%)
    880 Boehler-Uddeholm AG...........................................        61
    540 Radex-Heraklith Industriebeteiligungs AG......................        21
                                                                         -------
                                                                              82
                                                                         -------
 BELGIUM (1.0%)
    175 Arbed S.A.....................................................        19
    500 Delhaize Freres et Cie, "Le Lion' S.A.........................        28
  1,300 G.I.B. Holdings Ltd...........................................        60
                                                                         -------
                                                                             107
                                                                         -------
 DENMARK (1.6%)
  1,320 BG Bank A/S...................................................        62
    350 Jyske Bank A/S (Registered)...................................        28
  1,600 Unidanmark A/S, Class A (Registered)..........................        86
                                                                         -------
                                                                             176
                                                                         -------
 FINLAND (0.7%)
    150 Kone Corp., Class B...........................................        18
  8,000 Merita Ltd., Class A..........................................        28
  3,200 Rautaruukki OY................................................        29
                                                                         -------
                                                                              75
                                                                         -------
 FRANCE (7.1%)
  1,700 Banque National de Paris......................................        76
    650 Cie de Saint Gobain...........................................        99
    700 Elf Aquitaine S.A.............................................        72
    350 Eridania Beghin-Say S.A.......................................        55
    600 Groupe Danone.................................................        95
  1,030 Lafarge S.A...................................................        72
  1,570 Legris Industries S.A.........................................        72
    700 SGS-Thompson Microelectronics N.V.............................        49
  1,190 Total S.A., Class B...........................................       103
  3,900 Usinor Sacilor................................................        64
                                                                         -------
                                                                             757
                                                                         -------
 GERMANY (5.7%)
  1,600 BASF AG.......................................................        61
  2,100 Bayer AG......................................................        88

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                  -------
  2,700 Gerresheimer Glas AG..........................................   $    55
    100 Karstadt AG...................................................        35
  4,000 Lufthansa AG..................................................        58
    300 Metro AG......................................................        31
  1,500 VEBA AG.......................................................        86
    140 Viag AG.......................................................        66
    230 Volkswagen AG.................................................       127
                                                                         -------
                                                                             607
                                                                         -------
 HONG KONG (4.8%)
  8,000 Cheung Kong Holdings Ltd......................................        70
 18,000 China Resources Enterprise Ltd................................        39
 10,000 Citic Pacific Ltd.............................................        50
  4,000 HSBC Holdings plc.............................................        93
 38,000 Hong Kong Telecommunications Ltd..............................        65
 10,000 Hutchison Whampoa Ltd.........................................        75
  9,000 New World Development Co. Ltd.................................        49
  4,000 Sun Hung Kai Properties Ltd...................................        42
  3,000 Swire Pacific Ltd., Class A...................................        24
                                                                         -------
                                                                             507
                                                                         -------
 ITALY (3.1%)
 18,000 Editoriale L'Expresso S.p.A...................................        62
  9,000 Marzotto (Gaetano) & Figli S.p.A..............................        71
 29,000 Sogefi S.p.A..................................................        65
 19,000 Stet Di Risp (NCS)............................................        68
 31,000 Telecom Italia S.p.A. Di Risp (NCS)...........................        66
                                                                         -------
                                                                             332
                                                                         -------
 JAPAN (29.3%)
  8,000 Amada Co., Ltd................................................        58
  7,000 Asahi Tec Corp................................................        30
  4,000 Canon, Inc....................................................        86
  4,000 Daibiru Corp..................................................        39
  4,000 Dai Nippon Printing Co., Ltd..................................        67
 11,000 Daicel Chemical Industry Ltd..................................        40
  6,000 Daifuku Co., Ltd..............................................        65
  5,000 Daikin Industries Ltd.........................................        37
  6,000 Daiwa Securities Co., Ltd.....................................        43
  2,200 FamilyMart....................................................        83
  7,000 Fujitsu General...............................................        71
  3,000 Fuji Machine Manufacturing Co.................................        78
  2,000 Fuji Photo Film Ltd...........................................        66
  7,000 Furukawa Electric Co..........................................        31
 11,000 Hitachi Ltd...................................................        98
  2,000 Hitachi Credit Corp...........................................        29
  5,000 Inabata & Co..................................................        30
 11,000 Kaneka Corp...................................................        59
  2,000 Kurita Water Industries.......................................        39
  1,000 Kyocera Ltd...................................................        57
  4,000 Kyudenko Co., Ltd.............................................        30
  6,000 Matsushita Electric Industries Ltd............................        94
 19,000 Mitsubishi Chemical Corp......................................        58
  6,000 Mitsubishi Estate Co., Ltd....................................        64
 12,000 Mitsubishi Heavy Industries Ltd...............................        78

                                                                         VALUE
 SHARES                                                                  (000)
 ------                                                                 --------
  3,000 Mitsumi Electric Co., Ltd....................................   $     55
  2,000 Murata Manufacturing Co., Ltd................................         72
  8,000 NEC Corp.....................................................         91
  3,000 Nifco, Inc...................................................         26
  1,000 Nintendo Corp., Ltd..........................................         72
  2,000 Nippon Pillar Packing........................................         11
     12 Nippon Telephone & Telegraph.................................         84
 12,000 Nissan Motor Co..............................................         72
  4,000 Nomura Securities Co., Ltd...................................         44
 10,000 Obayashi Corp................................................         59
  7,000 Ricoh Co., Ltd...............................................         80
  3,000 Rinnai Corp..................................................         51
  1,000 Sangetsu Co., Ltd............................................         17
  7,000 Sanwa Shutter................................................         51
  1,000 Secom Co., Ltd...............................................         56
  6,000 Sekisui Chemical Co..........................................         59
  6,000 Sekisui House Ltd............................................         59
  1,000 Shimamura Co., Ltd...........................................         29
  1,500 Sony Corp....................................................        105
  6,000 Stanley Electric Co..........................................         29
  8,000 Sumitomo Marine & Fire Insurance Co..........................         49
  6,000 Suzuki Motor Co., Ltd........................................         58
  1,000 TDK Corp.....................................................         69
 13,000 Taisei Corp., Ltd............................................         50
  2,200 Tokyo Electron Ltd...........................................         73
 14,000 Toshiba Corp.................................................         77
 10,000 Tsubakimoto Chain............................................         58
  3,000 Yamanouchi Pharmaceutical Co.................................         62
                                                                        --------
                                                                           3,131
                                                                        --------
 MALAYSIA (3.0%)
  5,000 Commerce Asset Holding Bhd...................................         35
  1,000 Dialog Group Bhd.............................................         16
  3,000 Genting Bhd..................................................         20
  6,000 IJM Corp. Bhd................................................         15
  2,000 Malayan Banking Bhd..........................................         23
  5,000 Malaysian International Shipping Bhd (Foreign)...............         13
 13,000 Renong Bhd...................................................         22
  5,000 Resorts World Bhd............................................         22
 19,000 Sime Darby Bhd...............................................         69
  6,000 Tanjong plc..................................................         24
  4,000 Telekom Malaysia Bhd.........................................         31
  3,000 United Engineers (Malaysia) Ltd..............................         26
                                                                        --------
                                                                             316
                                                                        --------
 NETHERLANDS (6.4%)
    980 ABN Amro Holdings N.V........................................         67
    600 Akzo Nobel N.V...............................................         86
    306 Hollandsche Beton Groep N.V..................................         70
  2,400 ING Groep N.V................................................         95
  2,400 KLM Royal Dutch Airlines N.V.................................         72
    900 Koninklijke Bijenkorf Beheer.................................         68
  2,600 Koninklijke KNP BT...........................................         55
  1,480 Koninklijke Van Ommeren N.V..................................         65
  2,300 Philips Electronics N.V......................................        107
                                                                        --------
                                                                             685
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
 ------                                                                 --------
 NORWAY (1.4%)
 11,300 Den Norsk Bank ASA...........................................   $     49
  1,700 Saga Petroleum A/S, Class B..................................         27
 11,400 Storebrand ASA...............................................         78
                                                                        --------
                                                                             154
                                                                        --------
 SINGAPORE (2.2%)
 17,000 Comfort Group Ltd............................................         13
  2,000 Development Bank of Singapore Ltd. (Foreign).................         23
  3,000 Keppel Corp. Ltd.............................................         19
  2,000 Oversea-Chinese Banking Corp. (Foreign)......................         24
  6,000 Sembawang Corp...............................................         29
  2,000 Singapore Press Holdings (Foreign)...........................         36
  3,000 United Overseas Bank Ltd. (Foreign)..........................         31
 32,000 Uraco Holdings Ltd...........................................         20
  9,000 Want Want Holdings...........................................         26
  6,000 Wing Tai Holdings Ltd........................................         18
                                                                        --------
                                                                             239
                                                                        --------
 SPAIN (3.3%)
    900 Banco Bilbao Vizcaya S.A. (Registered).......................         55
  5,300 Iberdrola S.A................................................         59
  1,500 Repsol S.A...................................................         63
  3,700 Telefonica de Espana S.A.....................................         89
 11,100 Uralita S.A..................................................         90
                                                                        --------
                                                                             356
                                                                        --------
 SWEDEN (2.6%)
    400 Electrolux AB, Series B......................................         25
  2,300 Nordbanken AB................................................         79
  1,000 Skandia Forsakrings AB.......................................         32
  2,100 S.K.F. AB, Class B...........................................         55
  1,700 Sparbaken Sverige AB, Class A................................         32
  1,900 Svenska Handelsbanken, Class A...............................         58
                                                                        --------
                                                                             281
                                                                        --------
 SWITZERLAND (6.5%)
     25 Baloise Holdings.............................................         51
     50 Bobst AG (Bearer)............................................         74
     50 Ciba Specialty Chemicals (Registered)........................          4
    170 Forbo Holdings AG (Registered)...............................         70
     91 Holderbank Financiere Glarus AG (Bearer).....................         70
    100 Nestle S.A. (Registered).....................................        117
     50 Novartis AG (Registered).....................................         62
    600 Oerlikon-Buehrle Holding AG (Registered).....................         61
     20 Schindler Holding AG (Registered)............................         23
     60 Schweizerische Industrie-Gesellschaft (Registered)...........         74
     90 Sulzer AG (Registered).......................................         59
    100 Zurich Versicherungsgesellschaft (Registered)................         32
                                                                        --------
                                                                             697
                                                                        --------

                                                                        VALUE
 SHARES                                                                 (000)
 ------                                                                --------
 UNITED KINGDOM (11.6%)
   8,050 Associated British Foods plc...............................   $     73
   5,700 Bass plc...................................................         76
   8,400 BAT Industries plc.........................................         72
  10,700 British Telecommunications plc.............................         78
   4,000 Burmah Castrol plc.........................................         67
  15,555 Christian Salvesen plc.....................................         73
  17,100 Courtaulds Textiles plc....................................         79
  12,000 Grand Metropolitan plc.....................................         97
  11,300 Imperial Tobacco Group plc.................................         78
  23,500 John Mowlem & Co. plc......................................         44
  14,000 Kwik Save Group plc........................................         71
   5,800 Racal Electronics plc......................................         28
   7,800 Reckitt & Colman plc.......................................        105
  11,500 Royal & Sun Alliance Insurance Group plc...................         84
   3,500 Scottish Hydro-Electric plc................................         21
  15,500 Tate & Lyle plc............................................        111
   3,000 Unilever plc...............................................         80
                                                                       --------
                                                                          1,237
                                                                       --------
 TOTAL COMMON STOCKS (COST $10,005)..................................    10,034
                                                                       --------
 PREFERRED STOCKS (1.3%)
 GERMANY (1.3%)
     230 Dyckerhoff AG..............................................         83
     900 Hornbach Holding AG........................................         59
                                                                       --------
 TOTAL PREFERRED STOCKS (COST $130)..................................       142
                                                                       --------
  FACE
 AMOUNT
  (000)
 ------
 SHORT-TERM INVESTMENTS (3.3%)
    $351 Chase Securities, Inc. 6.00%, dated 3/31/97, due 4/1/97, to be repurchased at $351, collateralized by U.S. Treasury
         Notes, 7.875%, due 11/15/04, valued at $358 (Cost $351)....       $351
 FOREIGN CURRENCY (1.5%)
 GBP  13 British Pound..............................................         21
 DKK   3 Danish Krone...............................................        --
 FIM   1 Finnish Markka.............................................        --
 FRF3 90 French Franc...............................................         70
 MYR  19 Malaysian Ringgit..........................................          8
 NLG  48 Netherlands Guilder........................................         26
 NOK  43 Norwegian Krona............................................          6
 CHF  36 Swiss Franc................................................         25
                                                                       --------
 TOTAL FOREIGN CURRENCY (COST $154)..................................       156
                                                                       --------
 TOTAL INVESTMENTS (100.0%)
  (COST $10,640*)....................................................  $ 10,683
                                                                       --------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                                     (000)
                                                                     -----
OTHER ASSETS (4.5%)
Cash............................................................ $   1
Receivable for Investments Sold.................................   399
Receivable from Investment Adviser..............................    30
Dividends Receivable............................................    26
Net Unrealized Gain on Foreign Currency Exchange Contracts......    18
Receivable for Portfolio Shares Sold............................     2
Foreign Withholding Tax Reclaim Receivable......................     1
                                                                 -----
                                                                           477
LIABILITIES (-4.5%)
Payable for Investments Purchased............................... (425)
Custodian Fees Payable..........................................  (32)
Administrative Fees Payable.....................................   (4)
Other Liabilities...............................................  (18)
                                                                 -----
                                                                          (479)
                                                                       -------
NET ASSETS (100%)...............................................       $10,681
                                                                       =======

                                                                        AMOUNT
                                                                         (000)
                                                                        -------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
Applicable to 1,036,965 outstanding $0.001 par value shares, unlimited number authorized....................................................  $ 10.30
                                                                        =======
NET ASSETS CONSIST OF:
Paid in Capital.......................................................  $10,378
Undistributed Net Investment Income...................................       31
Accumulated Net Realized Gain.........................................      212
Unrealized Appreciation on Investments and Foreign Currency
 Translations.........................................................       60
                                                                        -------
NET ASSETS............................................................  $10,681
                                                                        =======

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at March 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                IN                            NET
 CURRENCY                                    EXCHANGE                     UNREALIZED
TO DELIVER     VALUE        SETTLEMENT          FOR          VALUE        GAIN (LOSS)
  (000)        (000)           DATE            (000)         (000)           (000)
----------     ------       ----------       ---------       ------       -----------
U.S.$   10     $   10         4/1/97         ATS  125        $   10          $--
CHF     36         25         4/1/97         U.S.$  25           25           --
DKK      3          1         4/1/97         U.S.$   1            1           --
NLG     48         25         4/1/97         U.S.$  25           25           --
NOK     30          5         4/1/97         U.S.$   5            5           --
NOK     12          2         4/2/97         U.S.$   2            2           --
U.S.$   15         15         4/2/97         SGD   22            15           --
U.S.$   14         14        4/30/97         BEF  491            14           --
BEF  1,952         57        4/30/97         U.S.$  58           58             1
BEF    446         13        4/30/97         U.S.$  13           13           --
DEM    441        265        4/30/97         U.S.$ 271          271             6
DEM    110         66        4/30/97         U.S.$  66           66           --
CHF    463        324        5/16/97         U.S.$ 328          328             4
NLG    409        219        5/16/97         U.S.$ 222          222             3
NLG    155         83        5/16/97         U.S.$  83           83           --
FRF    566        101        5/27/97         U.S.$ 101          101           --
FRF  1,651        295        5/27/97         U.S.$ 291          291            (4)
JPY 30,299        247        5/27/97         U.S.$ 250          250             3
JPY 63,252        517        6/13/97         U.S.$ 520          520             3
JPY 59,970        492        6/27/97         U.S.$ 494          494             2
               ------                                        ------          ----
               $2,776                                        $2,794          $ 18
               ======                                        ======          ====

NCS--Non Convertible Shares.
BEF--Belgian Franc
DEM--Deutsche Mark
JPY--Japanese Yen

* At March 31, 1997, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation for U.S. Federal income tax purposes of the investments (exclusive of foreign currency) of the Portfolio were:

                    UNREALIZED                       UNREALIZED                          NET
 COST              APPRECIATION                     DEPRECIATION                     APPRECIATION
 (000)                (000)                            (000)                            (000)
-------            ------------                     ------------                     ------------
$10,486                $447                            $(406)                            $41

For the period ended March 31, 1997, purchases and sales of investment securities for the Portfolio other than long-term U.S. Government securities and short-term investments were $10,563,000 and $438,000, respectively. There were no long-term purchases and sales of U.S. Government securities.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

GROWTH PORTFOLIO

STATEMENT OF NET ASSETS

(UNAUDITED)

MARCH 31, 1997

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------

                             COMMON STOCKS (92.6%)
 CAPITAL GOODS--CONSTRUCTION (6.6%)
  AEROSPACE & DEFENSE (6.4%)
    200 Boeing Co. ....................................................   $   20
    800 Loral Space & Communications...................................       11
    300 McDonnell Douglas Corp. .......................................       18
    300 Rockwell International Corp. ..................................       19
    350 Textron, Inc. .................................................       37
  1,000 United Technologies Corp. .....................................       75
                                                                          ------
                                                                             180
                                                                          ------
  ENVIRONMENTAL CONTROLS (0.2%)
    200 WMX Technologies, Inc. ........................................        6
                                                                          ------
 TOTAL CAPITAL GOODS--CONSTRUCTION......................................     186
                                                                          ------
 CONSUMER--CYCLICAL (33.8%)
  AUTOMOBILES (1.8%)
    400 Ford Motor Co. ................................................       13
    400 Goodyear Tire & Rubber Co. ....................................       21
    500 O'Reilly Automotive, Inc. .....................................       18
                                                                          ------
                                                                              52
                                                                          ------
  BROADCAST--RADIO & TELEVISION (3.0%)
  1,500 Clear Channel Communications, Inc. ............................       60
    500 Heftel Broadcasting Corp., Class A.............................       23
                                                                          ------
                                                                              83
                                                                          ------
  ENTERTAINMENT & LEISURE (3.0%)
  2,500 GTECH Holdings Corp. ..........................................       75
    500 WMS Industries, Inc. ..........................................        9
                                                                          ------
                                                                              84
                                                                          ------
  FOOD SERVICE (7.6%)
  3,200 Boston Chicken, Inc. ..........................................       98
    400 CKE Restaurants, Inc. .........................................        9
  1,700 Cracker Barrel Old Country Store, Inc. ........................       44
  1,600 Einstein/Noah Bagel Corp. .....................................       40
    400 Lone Star Steakhouse & Saloon, Inc. ...........................        9
    200 McDonald's Corp. ..............................................        9
    200 Rainforest Cafe, Inc. .........................................        4
                                                                          ------
                                                                             213
                                                                          ------
  GAMING & LODGING (10.6%)
    200 Doubletree Corp. ..............................................        7
  4,600 HFS, Inc. .....................................................      265
  1,600 International Game Technology..................................       26
                                                                          ------
                                                                             298
                                                                          ------

                                                                         VALUE
 SHARES                                                                  (000)
 ------                                                                  ------

  PHOTOGRAPHY & OPTICAL (0.8%)
    300 Eastman Kodak Co. ............................................   $   23
                                                                         ------
  PUBLISHING (2.9%)
    200 Gannett Co., Inc. ............................................       17
    300 Hollinger International, Inc., Class A........................        3
  5,400 K-III Communications Corp. ...................................       61
                                                                         ------
                                                                             81
                                                                         ------
  RETAIL--FOODS (0.4%)
    500 Dominick's Supermarkets, Inc..................................       12
  RETAIL--GENERAL (3.7%)
    400 COMPUSA Inc...................................................        6
  1,400 Home Depot, Inc...............................................       75
  1,200 PetSmart Inc..................................................       24
                                                                         ------
                                                                            105
                                                                         ------
 TOTAL CONSUMER--CYCLICAL..............................................     951
                                                                         ------
 CONSUMER--STAPLES (14.6%)
  BEVERAGES & TOBACCO (2.6%)
    200 Coca Cola Enterprises, Inc....................................       11
  1,900 RJR Nabisco Holdings Corp.....................................       61
                                                                         ------
                                                                             72
                                                                         ------
  DRUGS (0.6%)
    200 Pfizer, Inc...................................................       17
                                                                         ------
  FOOD (2.8%)
  1,600 Campbell Soup Co..............................................       74
    100 Interstate Bakeries Corp......................................        5
                                                                         ------
                                                                             79
                                                                         ------
  HEALTH CARE SUPPLIES & SERVICES (0.5%)
    400 Columbia/HCA Healthcare Corp..................................       13
  HOSPITAL SUPPLIES & SERVICES (3.1%)
    700 Aetna, Inc....................................................       60
    600 Becton Dickinson & Co.........................................       27
                                                                         ------
                                                                             87
                                                                         ------
  PERSONAL CARE PRODUCTS (0.5%)
    200 Gillette Co...................................................       15
                                                                         ------
  CIGARETTES (4.5%)
  1,000 Consolidated Cigar Holdings Inc...............................       24
  1,700 Philip Morris Cos., Inc.......................................      103
                                                                            127
                                                                         ------
 TOTAL CONSUMER--STAPLES...............................................     410
                                                                         ------
  DIVERSIFIED (8.9%)
    400 Allied Signal, Inc............................................       29
      2 Berkshire Hathaway, Inc., Class A.............................       72
  1,000 Hillenbrand Industries........................................       40
    300 Loews Corp....................................................       27
  1,300 Service Corp. International...................................       39
    600 U.S. Industries, Inc..........................................       21
  1,300 Viad Corp.....................................................       21
                                                                         ------
 TOTAL DIVERSIFIED.....................................................     249
                                                                         ------

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------

 ENERGY (2.6%)
  COAL, GAS, & OIL (2.0%)
    200 Amoco Corp.....................................................   $   17
    200 Diamond Offshore Drilling, Inc.................................       14
    200 Halliburton Co.................................................       14
    100 Schlumberger, Ltd..............................................       11
                                                                          ------
                                                                              56
                                                                          ------
  UTILITIES (0.6%)
    300 AES Corp.......................................................       17
                                                                          ------
 TOTAL ENERGY...........................................................      73
                                                                          ------
 FINANCE (14.1%)
  BANKING (5.1%)
    400 Chase Manhattan Corp...........................................       37
    200 Citicorp.......................................................       22
    300 Wells Fargo & Co...............................................       85
                                                                          ------
                                                                             144
                                                                          ------
  FINANCIAL SERVICES (4.0%)
    500 American Express Co............................................       30
    100 Capital One Financial Corp.....................................        4
    300 Franklin Resources, Inc........................................       15
    300 Merrill Lynch & Co. ...........................................       26
    500 Nationwide Financial Services, Inc., Class A...................       13
    200 Ocwen Financial Corp...........................................        6
    200 Student Loan Marketing Association.............................       19
                                                                          ------
                                                                             113
                                                                          ------
  INSURANCE (5.0%)
    800 Ace Ltd........................................................       51
  1,700 CMAC Investment Corp...........................................       57
    200 Equitable of Iowa Cos..........................................       10
    500 Exel Ltd.......................................................       21
                                                                             139
                                                                          ------
                                                                             396
                                                                          ------
 MATERIALS (0.5%)
  CHEMICALS (0.5%)
    400 Monsanto Co....................................................       15
                                                                          ------
 SERVICES (1.8%)
  PROFESSIONAL SERVICES (0.9%)
    200 Catalina Marketing Corp. ......................................        8
    400 CUC International, Inc.........................................        9
    400 Snyder Communications, Inc.....................................        9
                                                                          ------
                                                                              26
                                                                          ------
  TRANSPORTATION (0.9%)
    300 AMR Corp.......................................................       25
                                                                          ------
 TOTAL SERVICES.........................................................      51
                                                                          ------
 TECHNOLOGY (9.7%)
  COMPUTERS (0.9%)
    200 Compaq Computer Corp. .........................................       15
    100 Dell Computer Corp.............................................        7
    100 Sun Microsystems, Inc..........................................        3
                                                                          ------
                                                                              25
                                                                          ------

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                  -------

  ELECTRONICS (3.8%)
    300 Applied Materials, Inc. ......................................   $    14
    200 Cisco Systems, Inc. ..........................................        10
    300 Intel Corp....................................................        42
    300 Linear Technology Corp........................................        13
    200 Motorola, Inc.................................................        12
    200 Texas Instruments, Inc. ......................................        15
                                                                         -------
                                                                             106
                                                                         -------
  OFFICE EQUIPMENT (1.4%)
    300 International Business Machines Corp. ........................        41
                                                                         -------
  SOFTWARE SERVICES (2.7%)
    300 Adobe Systems, Inc............................................        12
    400 Microsoft Corp. ..............................................        37
    100 Netscape Communications Corp..................................         3
    400 Oracle System, Corp...........................................        15
    300 Sterling Commerce, Inc. ......................................         9
                                                                         -------
                                                                              76
                                                                         -------
  TELECOMMUNICATIONS (0.9%)
    300 AirTouch Communications, Inc..................................         7
    200 Ascend Communications, Inc....................................         8
    500 WorldCom, Inc. ...............................................        11
                                                                         -------
                                                                              26
                                                                         -------
 TOTAL TECHNOLOGY......................................................      274
                                                                         -------
 TOTAL COMMON STOCKS
  (COST $2,597)........................................................    2,605
                                                                         -------

  FACE
 AMOUNT
 (000)
 ------
 SHORT-TERM INVESTMENTS (8.1%)
 REPURCHASE AGREEMENT (8.1%)
 $229   Chase Securities, Inc. 6.00%. dated 3/31/97, due 4/1/97,
        to be repurchased at $229, collateralized by U.S. Treasury
        Notes, 7.875%, due 11/16/04, valued
        at $234
        (Cost $229)...............................................          229
                                                                         ------
 TOTAL INVESTMENTS (100.7%)
  (COST $2,826*)...................................................      $2,834
                                                                         ------

   FACE
  AMOUNT                 VALUE
   (000)                 (000)
 ----------              ------

 OTHER ASSETS
  (9.7%)
 Cash............  $  5
 Receivable for
  Investments
  Sold...........   230
 Receivable from
  Investment Ad-
  viser..........    35
 Dividends Re-
  ceivable.......     3
                   ----
                            273
 LIABILITIES (-
  10.4%)
 Payable for In-
  vestments Pur-
  chased.........  (253)
  Custodian Fees
  Payable........   (17)
 Administrative
  Fees Payable...    (5)
 Directors' Fees
  and Expenses
  Payable........    (1)
 Other Liabili-
  ties...........   (16)
                   ----
                           (292)
 NET ASSETS
  (100%).........        $2,815
                         ======
 NET ASSET VALUE,
  OFFERING AND
  REDEMPTION
  PRICE PER SHARE
 Applicable to
  272,370
  outstanding
  $0.001 par
  value shares,
  unlimited
  number
  authorized.....        $10.33
                         ======

                                                                         AMOUNT
                                                                         (000)
                                                                         ------
NET ASSETS CONSIST OF:
Paid in Capital......................................................... $2,742
Undistributed Net Investment Income.....................................      4
Accumulated Net Realized Gain...........................................     61
Unrealized Appreciation on Investments..................................      8
                                                                         ------
NET ASSETS.............................................................. $2,815
                                                                         ======

-------
* At March 31, 1997, cost and unrealized appreciation, unrealized depreciation, and net unrealized appreciation for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                                         NET
                    UNREALIZED                       UNREALIZED                       UNREALIZED
 COST              APPRECIATION                     DEPRECIATION                     APPRECIATION
 (000)                (000)                            (000)                            (000)
 -----             ------------                     ------------                     ------------
 $2,826                $98                              $(90)                            $ 8

For the period ended March 31, 1997, purchases and sales of investment securities for the Portfolio other than long-term U.S. Government securities and short-term investments were $3,670,000 and $1,134,000 respectively. There were no long-term purchases and sales of U.S. Government securities.



    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
MID CAP VALUE PORTFOLIO

STATEMENT OF NET ASSETS

(UNAUDITED)

MARCH 31, 1997

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------

                              COMMON STOCK (95.9%)
 BANKS (14.3%)
  1,000 Astoria Financial Corp.........................................   $   36
    900 Comerica, Inc..................................................       51
  1,000 Commerce Bancshares, Inc.......................................       45
    900 Community First Bankshares, Inc................................       28
  1,000 Cullen/Frost Bankers, Inc......................................       36
    900 First of America Bank Corp.....................................       54
    500 FirstBank Puerto Rico..........................................       13
    400 North Fork Bancorp., Inc.......................................       14
  2,000 Northern Trust Corp............................................       75
  2,000 ONBANCorp, Inc.................................................       93
    600 Southtrust Corp................................................       22
                                                                          ------
                                                                             467
                                                                          ------
 BASIC RESOURCES (2.9%)
    500 H. B. Fuller Co. ..............................................       24
  1,100 P.H. Glatfelter Co.............................................       18
    500 Rohm & Haas Co. ...............................................       38
    540 Sinter Metals, Inc., Class A...................................       15
                                                                          ------
                                                                              95
                                                                          ------
 CONSUMER DURABLES (5.9%)
    500 Champion Enterprises, Inc......................................        8
    300 Ethan Allen Interiors, Inc.....................................       13
    500 Harley-Davidson, Inc...........................................       17
    500 Lone Star Industries...........................................       19
  1,000 PACCAR, Inc. ..................................................       67
    600 Premark International, Inc. ...................................       12
    500 Southdown, Inc.................................................       17
  1,300 USG Corp.......................................................       41
                                                                          ------
                                                                             194
                                                                          ------
 CONSUMER SERVICES (1.6%)
    200 MGM Grand, Inc.................................................        7
    500 McClatchy Newspapers, Inc., Class A............................       12
    100 Washington Post Co., Class B...................................       34
                                                                          ------
                                                                              53
                                                                          ------
 CREDIT & FINANCE (1.3%)
    700 CMAC Investment Corp...........................................       23
    200 Student Loan Marketing Association.............................       19
                                                                          ------
                                                                              42
                                                                          ------
 ENERGY (7.9%)
    700 BJ Services Co.................................................       34
  1,200 Columbia Gas System, Inc.......................................       70
  1,500 Global Marine, Inc. ...........................................       32

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------

    900 NICOR, Inc. ...................................................   $   29
  1,100 Noble Drilling Corp. ..........................................       19
    400 ONEOK, Inc.....................................................       10
    400 Pacific Enterprises............................................       12
    500 Phillips Petroleum Co..........................................       20
    400 Union Texas Petro Holdings, Inc................................        7
    900 Vastar Resources, Inc..........................................       26
                                                                          ------
                                                                             259
                                                                          ------
 FOOD, TOBACCO & OTHER (4.8%)
    200 Dean Foods Co. ................................................        7
    300 Lancaster Colony Corp..........................................       14
  1,100 Schweitzer-Mauduit International, Inc. ........................       33
  3,000 Tyson Foods, Inc., Class A.....................................       58
  1,600 Universal Foods Corp...........................................       46
                                                                          ------
                                                                             158
                                                                          ------
 HEALTH CARE (9.0%)
  1,000 Biogen, Inc....................................................       38
  2,400 Healthdyne Technologies, Inc...................................       34
    800 Living Centers of America, Inc.................................       28
    500 Marquette Medical Systems, Class A.............................       10
  2,100 Merit Medical Systems, Inc.....................................       17
    700 Nellcor, Inc...................................................       12
  3,100 Sullivan Dental Products, Inc..................................       45
  2,100 Revco D.S., Inc................................................       85
    500 Watson Pharmaceuticals, Inc....................................       18
    200 Wellpoint Health Networks, Inc.................................        8
                                                                          ------
                                                                             295
                                                                          ------
 HEAVY INDUSTRY/TRANSPORTATION (11.0%)
  1,700 AccuStaff, Inc.................................................       28
    800 CDI Corp.......................................................       30
    300 Coltec Industries, Inc.........................................        6
  2,400 Crane Co.......................................................       75
  1,200 DONCASTERS plc ADR.............................................       23
    700 Hvide Marine, Inc., Class A....................................       16
  1,300 Ingersoll Rand Co..............................................       57
  1,200 Interim Services, Inc..........................................       47
  2,000 JLG Industries, Inc............................................       39
    600 Midwest Express Holdings.......................................       23
    300 Offshore Logistics, Inc........................................        5
    300 Wallace Computer Services, Inc.................................       10
                                                                          ------
                                                                             359
                                                                          ------
 INSURANCE (1.6%)
  1,300 Nationwide Financial Services, Inc.,
         Class A.......................................................       33
    300 Progressive Corp...............................................       19
                                                                          ------
                                                                              52
                                                                          ------
 INVESTMENT COMPANIES (4.7%)
  2,500 Franklin Resources, Inc........................................      128
    700 Hambrecht & Quist Group........................................       12
    600 United Asset Management Corp. .................................       15
                                                                          ------
                                                                             155
                                                                          ------

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------

 REAL ESTATE INVESTMENT TRUSTS (0.4%)
    500 Kilroy Realty Corp.............................................   $   13
                                                                          ------
 RETAIL (4.9%)
    500 American Stores Co.............................................       22
    400 Brylane, Inc...................................................       10
    500 CVS Corp.......................................................       23
    500 Costco Companies, Inc..........................................       14
    400 Designer Holdings Ltd..........................................        3
    300 Fruit of the Loom, Inc., Class A...............................       13
    600 Hughes Supply, Inc.............................................       20
    400 Ross Stores, Inc...............................................       10
    500 Saks Holdings, Inc.............................................       14
    500 V.F. Corp......................................................       33
                                                                          ------
                                                                             162
                                                                          ------
 TECHNOLOGY (21.8%)
  1,000 ADC Telecommunications, Inc....................................       27
    500 Applied Magnetics Corp.........................................       14
  1,300 Cadence Design Systems, Inc....................................       45
    500 Ceridian Corp..................................................       18
    900 Compaq Computer Corp...........................................       69
  1,400 Computer Products, Inc.........................................       20
    600 Dell Computer Corp.............................................       41
    300 ESS Technology, Inc............................................        7
    500 FactSet Research Systems, Inc..................................       10
  1,000 Fiserv, Inc....................................................       37
  1,000 Gateway 2000, Inc..............................................       51
  1,200 HMT Technology Corp............................................       15
    600 Inacom Corp....................................................       14
  1,500 Ingram Micro, Inc., Class A....................................       31
    600 Intevac, Inc...................................................        8
  1,700 Overland Data, Inc.............................................        8
    500 Parametric Technology Corp.....................................       23
  1,200 Penn Engineering & Manufacturing Corp..........................       23
  1,000 Quantum Corp...................................................       39
    800 SCI Systems, Inc...............................................       41
    300 Solectron Corp.................................................       15
    500 Tech Data Corp.................................................       12
    900 Tektronix, Inc.................................................       45
    900 Teradyne, Inc..................................................       26
    400 USCS International, Inc........................................        7
  1,200 Western Digital Corp...........................................       68
                                                                          ------
                                                                             714
                                                                          ------
 UTILITIES (3.8%)
    600 Black Hills Corp...............................................       16
    500 GPU, Inc.......................................................       16
  1,200 IPALCO Enterprises, Inc........................................       36
    500 Nevada Power Co................................................       10
    700 Puget Sound Power & Light Co...................................       18
  1,700 Washington Water Power Co......................................       29
                                                                          ------
                                                                             125
                                                                          ------
 TOTAL INVESTMENTS (95.9%)
  (COST $3,145*)........................................................   3,143
                                                                          ------

                     VALUE
                     (000)
                  -----------

 OTHER ASSETS
  (5.5%)
 Cash............ $ 24
 Receivable for
  Investments
  Sold...........  146
 Receivable from
  Investment
  Adviser........    7
 Dividends
  Receivable.....    3
                  ----
                          180
                       ------
 LIABILITIES (-
  1.4%)
 Payable for
  Investments
  Purchased...... (34)
 Custodian Fees
  Payable........  (5)
 Administrative
  Fees Payable...  (1)
 Other
  Liabilities....  (7)
                  ----
                         (47)
                       ------
 NET ASSETS
  (100%).........      $3,276
                       ======
 NET ASSET VALUE,
  OFFERING AND
  REDEMPTION
  PRICE PER SHARE
 Applicable to 323,541
  outstanding $0.001
  par value shares,
  unlimited number
  authorized.......... $10.13
                       ======
 NET ASSETS CONSIST
  OF:
 Paid in Capital...... $3,252
 Undistributed Net
  Investment Income...      4
 Accumulated Net
  Realized Gain.......     22
 Unrealized
  Depreciation on
  Investments.........     (2)
                       ------
 NET ASSETS........... $3,276
                       ======

ADR--American Depositary Receipt
* At March 31, 1997, cost, unrealized appreciation, unrealized depreciation and net unrealized depreciation for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                                         NET
                    UNREALIZED                       UNREALIZED                       UNREALIZED
  COST             APPRECIATION                     DEPRECIATION                     APPRECIATION
 (000)                (000)                            (000)                            (000)
 ------            ------------                     ------------                     ------------
 $3,145                $155                            $(157)                            $(2)

For the period ended March 31, 1997, purchases and sales of investment securities for the Portfolio other than long-term U.S. Government securities and short-term investments were $3,660,000 and $552,000 respectively. There were no long-term purchases and sales of U.S. Government securities.


    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
VALUE PORTFOLIO

STATEMENT OF NET ASSETS
(UNAUDITED)

MARCH 31, 1997

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------

                             COMMON STOCKS (87.9%)
 BANKS (8.5%)
    200 Banc One Corp. ................................................   $    8
    700 Bank of New York Co............................................       26
    600 Capital One Financial Corp.....................................       22
    300 Chase Manhattan Corp...........................................       28
    300 Citicorp.......................................................       32
    400 Crestar Financial Corp. .......................................       14
    400 First Chicago NBD Corp. .......................................       22
    300 First Union Corp...............................................       24
    300 Mellon Bank Corp. .............................................       22
    300 Republic New York Corp. .......................................       26
    700 Signet Banking Corp. ..........................................       21
    400 Standard Federal Bancorp. .....................................       23
                                                                          ------
                                                                             268
                                                                          ------
 BASIC RESOURCES (5.6%)
    700 Cabot Oil & Gas Corp., Class A.................................       17
    600 Cyprus Amax Minerals Co. ......................................       14
    200 Dow Chemical Co. ..............................................       16
    400 E.I. DuPont de Nemours & Co. ..................................       42
  1,000 Great Lakes Chemical Corp. ....................................       46
    400 Rohm & Haas Co. ...............................................       30
    500 Westvaco Corp. ................................................       13
                                                                          ------
                                                                             178
                                                                          ------
 CONSUMER DURABLES (6.8%)
  2,500 Ford Motor Co..................................................       78
    900 General Motors Corp. ..........................................       50
  1,200 Goodyear Tire & Rubber Co......................................       63
    600 Premark International, Inc. ...................................       12
    400 Tupperware Corp................................................       13
                                                                          ------
                                                                             216
                                                                          ------
 CONSUMER SERVICES (0.4%)
    400 Standard Register Co. .........................................       13
                                                                          ------
 CREDIT & FINANCIAL/INVESTMENT COMPANIES (2.4%)
    400 Federal Home Loan Mortgage Corp................................       11
    600 Federal National Mortgage Association..........................       22
    600 Great Western Financial........................................       24
    400 Salomon, Inc...................................................       20
                                                                          ------
                                                                              77
                                                                          ------
 ENERGY (9.2%)
    400 Amoco Corp.....................................................       35
    300 Atlantic Richfield Co. ........................................       40
    300 British Petroleum plc ADR......................................       41
    400 El Paso Natural Gas Co. .......................................       23

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------

    900 MAPCO, Inc.....................................................   $   28
    400 PanEnergy Corp. ...............................................       17
    600 Phillips Petroleum Co..........................................       24
    800 Repsol SA ADR..................................................       33
    600 Ultramar Diamond Shamrock Corp. ...............................       19
  1,200 YPF SA ADR.....................................................       32
                                                                          ------
                                                                             292
                                                                          ------
 FOOD, TOBACCO & OTHER (5.2%)
  1,100 Archer Daniels Midland Co......................................       20
  1,000 IBP, Inc. .....................................................       25
    600 Philip Morris Co., Inc.........................................       68
    800 RJR Nabisco Holdings Corp. ....................................       26
    800 Universal Foods Corp...........................................       27
                                                                          ------
                                                                             166
                                                                          ------
 HEALTH CARE (5.3%)
  1,000 Beckman Instruments, Inc. .....................................       42
    900 Bergen Brunswig Corp., Class A.................................       27
    900 Foundation Health Corp.........................................       33
    700 Mallinckrodt, Inc..............................................       29
    600 Maxicare Health Plans, Inc. ...................................       15
  1,200 Nellcor, Inc. .................................................       21
                                                                          ------
                                                                             167
                                                                          ------
 HEAVY INDUSTRY/TRANSPORTATION (21.6%)
    300 AMR Corp.......................................................       25
    300 Burlington Northern Santa Fe, Inc. ............................       22
    800 Case Corp......................................................       41
    200 Caterpillar, Inc...............................................       16
    400 CSX Corp. .....................................................       19
  2,600 Cummins Engine Co., Inc. ......................................      133
    700 Deere & Co. ...................................................       30
    500 Eaton Corp. ...................................................       35
    500 FMC Corp. .....................................................       31
    900 Harnischfeger Industries, Inc. ................................       42
    800 Kennametal, Inc. ..............................................       29
    900 Olsten Corp. ..................................................       14
    700 Parker Hannifin Corp. .........................................       30
    500 Raytheon Corp. ................................................       23
    700 Tecumseh Products Co., Class A.................................       40
    400 Textron, Inc. .................................................       42
  1,700 Trinova Corp. .................................................       57
    600 TRW, Inc. .....................................................       31
    400 UAL Corp. .....................................................       26
                                                                          ------
                                                                             686
                                                                          ------
 INSURANCE (6.9%)
    500 Allstate Corp. ................................................       30
    600 American General Corp. ........................................       24
    300 Chubb Corp. ...................................................       16
  1,000 Everest Reinsurance Holdings, Inc. ............................       29
    300 ITT Hartford Group, Inc. ......................................       22
    900 Old Republic International Corp. ..............................       23
    500 Providian Corp. ...............................................       27

                                                                          VALUE
 SHARES                                                                   (000)
 ------                                                                   ------
 INSURANCE--(CONTINUED)

    400 ReliaStar Financial Corp. .....................................   $   24
    300 Transatlantic Holdings, Inc. ..................................       25
                                                                          ------
                                                                             220
                                                                          ------
 RETAIL (3.9%)
    700 Dillard Department Stores, Inc., Class A.......................       22
    600 Springs Industries, Inc., Class A..............................       27
    300 Talbots, Inc...................................................        9
  1,100 Toys R Us, Inc. ...............................................       31
    500 V.F. Corp......................................................       33
                                                                          ------
                                                                             122
                                                                          ------
 TECHNOLOGY (8.1%)
    400 Compaq Computer Corp...........................................       31
    500 International Business Machines Corp. .........................       69
  1,500 Seagate Technology.............................................       67
  1,200 Stratus Computer, Inc..........................................       37
    700 Tektronix, Inc.................................................       35
    300 Western Digital Corp. .........................................       17
                                                                          ------
                                                                             256
                                                                          ------
 UTILITIES (4.0%)
    900 Central Maine Power Co.........................................       10
    400 CINergy Corp. .................................................       14
    600 DTE Energy Co..................................................       16
    700 Entergy Corp...................................................       17
    600 GPU, Inc. .....................................................       19
    500 MCI Communications Corp........................................       18
    800 PECO Energy Co. ...............................................       16
    400 Sprint Corp. ..................................................       18
                                                                          ------
                                                                             128
                                                                          ------
 TOTAL COMMON STOCKS (COST $2,788)......................................   2,789
                                                                          ------

  FACE
 AMOUNT
 (000)
 ------
 SHORT-TERM INVESTMENTS (12.2%)
 REPURCHASE AGREEMENTS (12.2%)
 $387   Chase Securities, Inc. 6.00%, dated 3/31/97, due 4/1/97,
        to be repurchased at $387, collateralized by U.S. Treasury
        Notes, 7.875%, due 11/15/04, valued at $396,
        (Cost $387)...............................................          387
                                                                         ------
 TOTAL INVESTMENTS (100.1%)
  (COST $3,175*)...................................................       3,176
                                                                         ------

    The accompanying notes are an integral part of the financial statements.

   FACE
  AMOUNT               VALUE
   (000)               (000)
 ----------        --------------

 OTHER ASSETS
  (0.4%)
 Dividends Re-
  ceivable.......  $    4
 Receivable from
  Investment Ad-
  viser..........       9      13
                   ------
 LIABILITIES (-
  0.5%)
 Custodian Fees
  Payable........  $   (3)
 Payable for In-
  vestments Pur-
  chased.........      (2)
 Administrative
  Fees Payable...      (1)
 Other Liabili-
  ties...........     (10) $  (16)
                   ------  ------
 NET ASSETS
  (100%).........          $3,173
                           ======

                 AMOUNT
                  (000)
                 -------
 NET ASSET
  VALUE,
  OFFERING AND
  REDEMPTION
  PRICE PER
  SHARE
 Applicable to
  313,289
  outstanding
  $0.001 par
  value shares,
  unlimited
  number
  authorized...  $ 10.13
                 =======
 NET ASSETS
  CONSIST OF:
 Paid in
  Capital......  $ 3,139
 Undistributed
  Net
  Investment
  Income.......       15
 Accumulated
  Net Realized
  Gain.........       18
 Unrealized
  Appreciation
  on
  Investments..        1
                 -------
 NET ASSETS....  $ 3,173
                 =======

-------
* At March 31, 1997, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation for U.S. Federal income tax purposes of the investments of the Portfolio were:

                    UNREALIZED                       UNREALIZED                          NET
  COST             APPRECIATION                     DEPRECIATION                     APPRECIATION
 (000)                (000)                            (000)                            (000)
 ------            ------------                     ------------                     ------------
 $3,175                $93                              $(92)                            $ 1

For the period ended March 31, 1997, purchases and sales of investment securities for the Portfolio other than long-term U.S. Government securities and short-term investments were $2,952,000 and $218,000 respectively. There were no long-term purchases and sales of U.S. Government securities.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
FIXED INCOME PORTFOLIO

STATEMENT OF NET ASSETS
(UNAUDITED)

MARCH 31, 1997

    FACE
   AMOUNT                                                                VALUE
   (000)                                                                 (000)
 ----------                                                            ---------

 FIXED INCOME SECURITIES (87.3%)
 AGENCY FIXED RATE MORTGAGES (42.4%)
  Federal Home Loan Mortgage Corporation
    Conventional Pool:
 $       40 10.50%, 9/01/16.........................................   $      44
    Gold Pools:
    March TBA
        800 7.50%, 6/15/27..........................................         787
    April TBA
      2,000 7.50%, 6/15/26-12/15/26.................................       1,967
  Federal National Mortgage Association
    Conventional Pools:
         20 10.00%, 9/01/10.........................................          22
         45 11.50%, 7/01/13.........................................          51
  Government National Mortgage Association
    Various Pools:
        285 7.125%, 7/20/25.........................................         290
        195 10.00%, 7/15/16-10/15/16................................         213
         73 10.50%, 1/15/18.........................................          81
         30 11.50%, 5/15/13-9/15/15.................................          34
                                                                       ---------
                                                                           3,489
                                                                       ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS--AGENCY COLLATERAL SERIES (1.8%)
  Federal Home Loan Mortgage Corporation Series:
          5 1709 H PO REMIC, 1/15/24................................           2
          9 1750-C PD PO REMIC, 3/15/24.............................           5
          5 1813 K PO, 2/15/24......................................           3
         10 1844 PC PO, 3/15/24.....................................           5
          5 1897 I PO, 10/15/22.....................................           3
         13 93-149 O PO REMIC, 8/25/23..............................           7
  Federal National Mortgage Association Series:
         10 96-14 PC PO REMIC, 12/25/23.............................           4
         10 96-46 PB PO REMIC, 9/25/23..............................           5
          5 96-54 PO REMIC, 7/25/23.................................           3
         10 96-54 O PO REMIC, 11/25/23..............................           5
         50 97-3 E PO REMIC, 12/25/23...............................          27
         50 97-7 AE PO REMIC, 2/15/23...............................          32
         75 97-7 EB PO REMIC, 2/25/23...............................          46
                                                                       ---------
                                                                             147
                                                                       ---------
 FOREIGN GOVERNMENTS (3.0%)
  Government of Canada
     CAD 85 9.75%, 6/01/21..........................................          78

    FACE
   AMOUNT                                                               VALUE
   (000)                                                                (000)
   ------                                                             ---------

  Government of Sweden
    SEK 700 6.00%, 2/09/05.........................................   $      87
        500 10.25%, 5/05/03........................................          79
                                                                      ---------
                                                                            244
                                                                      ---------
 INDUSTRIALS (2.5%)
 $       50 Kmart Corp. 7.75%, 10/01/12............................          43
         50 Paramount Communications, Inc. 8.25%, 8/01/22..........          46
         25 RJR Nabisco, Inc. 8.75%, 4/15/04.......................          25
         30 Southland Corp. 5.00%, 12/15/03........................          25
         75 Tele-Communications, Inc.
             8.75%, 2/15/23........................................          69
                                                                      ---------
                                                                            208
                                                                      ---------
 STRIPPED MORTGAGE BACKED SECURITIES--AGENCY COLLATERAL SERIES
  (0.3%)
  Federal National Mortgage Association Series
         42 249 1 PO, 10/25/23.....................................          25
                                                                      ---------
 U.S. TREASURY SECURITIES (35.9%)
  U.S. Treasury Bond
        625 8.75%, 8/15/20.........................................         731
  U.S. Treasury Notes
        950 7.125%, 9/30/99........................................         963
      1,225 7.50%, 2/15/05.........................................       1,267
                                                                      ---------
                                                                          2,961
                                                                      ---------
 YANKEE (1.4%)
         25 National Power Corp.
             7.875%, 12/15/06......................................          24
         25 National Power Corp.
             8.40%, 12/15/16.......................................          23
 #       75 Republic of Argentina
             5.25%, 3/31/23........................................          47
         25 Republic of Colombia
             8.70%, 2/15/16........................................          24
                                                                      ---------
                                                                            118
                                                                      ---------
 TOTAL FIXED INCOME SECURITIES
  (COST $7,330).....................................................      7,192
                                                                      ---------
 SHORT-TERM INVESTMENTS (46.2%)
 REPURCHASE AGREEMENTS (46.2%)
      1,277 Chase Securities, Inc. 6.00%, dated 3/31/97, due
             4/1/97, to be repurchased at $1,277, collateralized by
             U.S. Treasury Notes, 7.875%, due 11/15/04, valued at
             $1,303 (Cost $1,277)..................................       1,277
      1,266 Goldman Sachs & Co. 6.00%, dated 3/31/97, due 4/1/97, to be repurchased at $1,266, collateralized by U.S.
             Treasury Bonds, 9.125%, due 5/15/09, valued at $1,298
             (Cost $1,266).........................................       1,266

    FACE
   AMOUNT                                                               VALUE
   (000)                                                                (000)
   ------                                                             ---------

 $    1,266 Merrill Lynch & Co., Inc. 6.25%, dated 3/31/97, due
             4/1/97, to be repurchased at $1,266, collateralized by
             U.S. Treasury Notes, 7.125%,
             due 10/15/98, valued at $1,293
             (Cost $1,266).........................................   $   1,266
                                                                      ---------
 TOTAL SHORT-TERM INVESTMENTS
  (COST $3,809).....................................................      3,809
                                                                      ---------
 TOTAL INVESTMENTS (133.5%)
  (COST $11,139*)...................................................     11,001
                                                                      ---------

OTHER ASSETS (5.6%)
Receivable for Investments Sold.............................. $   400
Interest Receivable..........................................      41
Receivable from Investment Adviser...........................      10
Net Unrealized Gain on Foreign Currency Exchange Contracts...       5      456
                                                              -------
LIABILITIES (-39.1%)
Payable for Investments Purchased............................  (3,194)
Custodian Fees Payable.......................................      (5)
Bank Overdraft Payable.......................................      (3)
Administrative Fees Payable..................................      (2)
Other Liabilities............................................     (13)  (3,217)
                                                              -------  -------
NET ASSETS (100%)............................................          $ 8,240
                                                                       =======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 824,627 outstanding $0.001 par value shares, unlimited number authorized................................................... $  9.99
                                                                      =======
NET ASSETS CONSIST OF:
Paid in Capital...................................................... $ 8,249
Undistributed Net Investment Income..................................     102
Accumulated Net Realized Gain........................................      23
Unrealized Depreciation on Investments and Foreign Currency
 Translations........................................................    (134)
                                                                      -------
NET ASSETS........................................................... $ 8,240
                                                                      =======

    The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency exchange contracts open at March 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                    IN                              NET
 CURRENCY                                        EXCHANGE                        UNREALIZED
TO DELIVER      VALUE         SETTLEMENT            FOR            VALUE            GAIN
  (000)         (000)            DATE              (000)           (000)           (000)
----------      -----         ----------         ---------         -----         ----------
DEM   250       $150           4/21/97           U.S.$ 158         $158               8
U.S.$ 154        154           4/21/97           DEM   250          150              (4)
CAD   115         83           5/27/97           U.S.$  85           85               2
U.S.$   4          4           5/27/97           CAD     5            4              --
SEK   650         86           5/28/97           U.S.$  87           87               1
SEK   660         88           5/28/97           U.S.$  86           86              (2)
U.S.$   1          1           5/28/97           SEK     5            1              --
                ----                                               ----             ---
                $566                                               $571             $ 5
                ====                                               ====             ===

-------
#--Step Bond--Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1997. Maturity date disclosed is the ultimate maturity.
PO  --Principle Only
REMIC--Real Estate Mortgage Investment Conduit
TBA--Security is subject to delayed delivery. See Note A-6
CAD --Canadian Dollar
DEM --Deutsche Mark
SEK --Swedish Krona
-------
* At March 31, 1997, cost, unrealized appreciation, unrealized depreciation and net unrealized depreciation for U.S. Federal income tax purposes of the investments of the Portfolio were:

                    UNREALIZED                       UNREALIZED                          NET
 COST              APPRECIATION                     DEPRECIATION                     DEPRECIATION
 (000)                (000)                            (000)                            (000)
-------            ------------                     ------------                     ------------
$11,139                $ 3                             $(141)                           $(138)

For the period ended March 31, 1997, purchases and sales of investment securities for the Portfolio, were approximately $9,764,000 and $2,430,000, respectively.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
HIGH YIELD PORTFOLIO

STATEMENT OF NET ASSETS
(UNAUDITED)

MARCH 31, 1997

  FACE
 AMOUNT                                                                 VALUE
  (000)                                                                 (000)
 ------                                                                -------

 FIXED INCOME SECURITIES (89.4%)
 CABLE (6.6%)
 $   150 Cablevision Systems Corp.,
          9.875%, 5/15/06............................................  $   149
     120 Comcast Corp., 9.375%, 5/15/05..............................      123
 #   100 Marcus Cable Co., 0.00%, 12/15/05...........................       70
     185 Rogers Cablesystems, 10.00%, 3/15/05........................      195
                                                                       -------
                                                                           537
                                                                       -------
 CONSUMER SERVICES/PRODUCTS (6.8%)
     155 RJR Nabisco, Inc., 8.75%, 4/15/04...........................      155
     150 TLC Beatrice International Holdings, Inc., 11.50%,
          10/01/05...................................................      161
     250 Viacom, Inc., 8.00%, 7/07/06................................      235
                                                                       -------
                                                                           551
                                                                       -------
 ENERGY (1.2%)
     100 Vintage Petroleum, 8.625%, 2/01/09..........................       95
                                                                       -------
 FINANCE (2.8%)
     100 Amresco, Inc., Series 97-A,
          10.00%, 3/15/04............................................       99
     130 First Nationwide Holdings, Inc.,
          9.125%, 1/15/03............................................      133
                                                                       -------
                                                                           232
                                                                       -------
 INDUSTRIALS (23.2%)
     125 Advanced Micro Devices,
          11.00%, 8/01/03............................................      138
     175 Boyd Gaming Corp., 9.25%, 10/01/03..........................      165
     177 DR Securitized Lease Trust, Series 93-K1 A1, 6.66%,
          8/15/10....................................................      151
      87 DR Securitized Lease Trust, Series 94-K1 A1, 7.60%,
          8/15/07....................................................       81
     100 DR Securitized Lease Trust, Series 94-K1 A2, 8.375%,
          8/15/15....................................................       88
 #   220 Gaylord Container Corp.,
          12.75%, 5/15/05............................................      242
     125 Grand Casinos, Inc., 10.125%, 12/01/03......................      124
     175 Host Marriott Travel Plaza,
          9.50%, 5/15/05.............................................      178
     245 ISP Holdings, Inc., 9.00%, 10/15/03.........................      247
      50 Kmart Corp., 7.75%, 10/01/12................................       43
 #   185 Norcal Waste Systems, Inc.,
          13.00%, 11/15/05...........................................      205
     100 SD Warren Co., 12.00%, 12/15/04.............................      111
     120 Tenet Healthcare Corp., 8.625%, 1/15/07.....................      118
                                                                       -------
                                                                         1,891
                                                                       -------

  FACE
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
 ------                                                                 -------

 SUPERMARKETS (2.0%)
 $   200 Southland Corp., 5.00%, 12/15/03............................   $   164
                                                                        -------
 TELECOMMUNICATIONS (15.3%)
 #   250 Brooks Fiber Properties, 0.00%, 3/01/06.....................       158
 #   110 Brooks Fiber Properties, 0.00%, 11/01/06....................        66
 #   215 EchoStar Satellite Broadcast,
          0.00%, 3/15/04.............................................       171
     125 IXC Communications Inc., Series B, 12.50%, 10/01/05.........       139
 #   480 Nextel Communications, 0.00%, 8/15/04.......................       331
     210 Tele-Communications, Inc.,
          9.25%, 1/15/23.............................................       202
 #   270 Teleport Communications,
          0.00%, 7/01/07.............................................       183
                                                                        -------
                                                                          1,250
                                                                        -------
 UTILITIES (4.0%)
     160 Cleveland Electric Illuminating Co.,
          Series B, 8.375%, 12/01/11.................................       156
     158 Midland Cogeneration Ltd. Venture LP, Series C-94, 10.33%,
          7/23/02....................................................       168
                                                                        -------
                                                                            324
                                                                        -------
 U.S. TREASURY SECURITIES (14.3%)
   1,200 U.S. Treasury Note, 6.50%, 10/15/06.........................     1,163
                                                                        -------
 YANKEE (13.2%)
 #   500 Republic of Argentina, 5.25%, 3/31/23.......................       311
 #   175 Republic of Brazil Front Loaded Interest Reduction Bond,
          4.50%, 4/15/09.............................................       129
     210 Republic of Colombia, 8.70%, 2/15/16........................       204
     250 Republic of Venezuela, Series A,
          6.75%, 3/31/20.............................................       176
     125 Russian Interest Arrears Note,
          6.75%, 6/30/17.............................................        84
     250 United Mexican States, 6.25%, 12/31/19......................       175
                                                                        -------
                                                                          1,079
                                                                        -------
 TOTAL FIXED INCOME SECURITIES
  (COST $7,433).......................................................    7,286
                                                                        -------
 SHARES
 ------
 PREFERRED STOCKS (5.6%)
 CABLE (5.6%)
   1,375 TCI Pacific Communications, 5.00% (Convertible).............       126
     305 Time Warner, Inc., Series M, 10.25%.........................       329
                                                                        -------
 TOTAL PREFERRED STOCKS
  (COST $458).........................................................      455
                                                                        -------

 NO. OF                                                                  VALUE
 RIGHTS                                                                  (000)
 ------                                                                  -----

 RIGHTS (0.0%)
 YANKEE (0.0%)
 250,000 Mexico Recovery Rights, expiring 6/30/03....................   $   --
   1,250 Republic of Venezuela Recovery Rights, expiring 3/31/20.....       --
                                                                        -------
 TOTAL RIGHTS
  (COST $0)...........................................................      --
                                                                        -------
  FACE
 AMOUNT
  (000)
 ------
 SHORT-TERM INVESTMENT (6.7%)
 REPURCHASE AGREEMENT (6.7%)
 $   543 Chase Securities, Inc. 6.00%, dated 3/31/97, due 4/1/97, to be repurchased at $543, collateralized by U.S. Treasury
          Notes, 7.875%, due 11/15/04, valued at $554 (Cost $543)....       543
                                                                        -------
 TOTAL INVESTMENTS (101.7%)
  (COST $8,434*)......................................................    8,284
                                                                        -------

OTHER ASSETS (2.2%)
Interest Receivable.............................................. $ 182     182
                                                                  -----
LIABILITIES (-3.9%)
Payable for Investments Purchased................................  (305)
Custodian Fees Payable...........................................    (3)
Administrative Fees Payable......................................    (2)
Other Liabilities................................................    (8)   (318)
                                                                  -----  ------
NET ASSETS (100.0%)..............................................        $8,148
                                                                         ======


    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                                        (000)
                                                                       -------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 815,887 outstanding $0.001 par value shares, unlimited number authorized.................................................... $  9.99
                                                                       =======

NET ASSETS CONSIST OF:
Paid in Capital......................................................... $8,162
Undistributed Net Investment Income.....................................    139
Accumulated Net Realized Loss...........................................     (3)
Unrealized Depreciation on Investments..................................   (150)
                                                                         ------
NET ASSETS.............................................................. $8,148
                                                                         ======

-------
#  Step Bond--Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1997. Maturity date disclosed is the ultimate maturity.
* At March 31, 1997, cost, unrealized appreciation, unrealized depreciation and net unrealized depreciation for U.S. Federal income tax purposes of the investments of the Portfolio were:

                    UNREALIZED                       UNREALIZED                          NET
  COST             APPRECIATION                     DEPRECIATION                     DEPRECIATION
 (000)                (000)                            (000)                            (000)
 ------            ------------                     ------------                     ------------
 $8,434                $21                             $(171)                           $(150)

For the period ended March 31, 1997, purchases and sales of investment securities for the Portfolio, were approximately $10,264,000 and $2,396,000, respectively.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
STATEMENT OF OPERATIONS
(UNAUDITED)

                                                            MID CAP
                                                             VALUE      GROWTH
                                                           PORTFOLIO   PORTFOLIO
                                                          PERIOD FROM PERIOD FROM
                                                          JANUARY 2,  JANUARY 2,
                                                           1997* TO    1997* TO
                                                           MARCH 31,   MARCH 31,
                                                             1997        1997
                                                             (000)       (000)
                                                          ----------- -----------
INVESTMENT INCOME:
 Dividends..............................................      $ 9        $  7
 Interest...............................................        3           3
                                                              ---        ----
  Total Income..........................................       12          10
                                                              ---        ----
EXPENSES:
 Investment Advisory Fees...............................        6           4
  Less: Fees Waived.....................................       (6)         (4)
                                                              ---        ----
 Net Investment Advisory Fees...........................      --          --
 Custodian Fees.........................................        5          18
 Professional Fees......................................        4           7
 Shareholder Reports....................................        3           8
 Administrative Fees....................................        2           6
 Directors' Fees and Expenses...........................      --            1
 Other..................................................      --            1
 Expenses Reimbursed by Adviser.........................       (6)        (35)
                                                              ---        ----
  Net Expenses..........................................        8           6
                                                              ---        ----
Net Investment Income...................................        4           4
                                                              ---        ----
NET REALIZED GAIN ON INVESTMENTS:                              22          61
                                                              ---        ----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS:                                                  (2)          8
                                                              ---        ----
Net Realized Gain and Change in Unrealized Appreciation/
 Depreciation...........................................       20          69
                                                              ---        ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....      $24        $ 73
                                                              ===        ====

-------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements. STATEMENT OF OPERATIONS
(UNAUDITED)

                                                       GLOBAL    INTERNATIONAL
                                                       EQUITY       MAGNUM
                                                      PORTFOLIO    PORTFOLIO
                                                     PERIOD FROM  PERIOD FROM
                                                     JANUARY 2,   JANUARY 2,
                                                      1997* TO     1997* TO
                                                      MARCH 31,    MARCH 31,
                                                        1997         1997
                                                        (000)        (000)
                                                     ----------- -------------
INVESTMENT INCOME:
 Dividends..........................................    $ 22         $ 48
 Interest...........................................      10           19
  Less: Foreign Taxes Withheld......................      (2)          (7)
                                                        ----         ----
  Total Income......................................      30           60
                                                        ----         ----
EXPENSES:
 Investment Advisory Fees...........................      10           20
  Less: Fees Waived.................................     (10)         (20)
                                                        ----         ----
 Net Investment Advisory Fees.......................     --           --
 Administrative Fees................................       7            8
 Custodian Fees.....................................       8           32
 Professional Fees..................................      10           10
 Shareholder Reports................................       3            8
 Directors' Fees and Expenses.......................       1          --
 Other..............................................       1            1
 Expenses Reimbursed by Adviser.....................     (16)         (30)
                                                        ----         ----
  Net Expenses......................................      14           29
                                                        ----         ----
Net Investment Income...............................      16           31
                                                        ----         ----
NET REALIZED GAIN (LOSS) ON:
 Investments........................................     --             9
 Foreign Currency Transactions......................       4          203
                                                        ----         ----
  Net Realized Gain.................................       4          212
                                                        ----         ----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments........................................      69           41
 Foreign Currency Translations......................     --            19
                                                        ----         ----
  Change in Unrealized Appreciation/Depreciation....      69           60
                                                        ----         ----
Net Realized Gain and Change in Unrealized
 Appreciation/ Depreciation.........................      73          272
                                                        ----         ----
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................    $ 89         $303
                                                        ====         ====

-------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
STATEMENT OF OPERATIONS
(UNAUDITED)

                                             VALUE    FIXED INCOME HIGH YIELD
                                           PORTFOLIO   PORTFOLIO    PORTFOLIO
                                          ----------- ------------ -----------
                                          PERIOD FROM PERIOD FROM  PERIOD FROM
                                          JANUARY 2,   JANUARY 2,  JANUARY 2,
                                           1997* TO     1997* TO    1997* TO
                                           MARCH 31,   MARCH 31,    MARCH 31,
                                             1997         1997        1997
                                             (000)       (000)        (000)
                                          ----------- ------------ -----------
INVESTMENT INCOME:
 Dividends...............................     $15        $ --         $ --
 Interest................................       6          116          155
                                              ---        -----        -----
 Total Income............................      21          116          155
                                              ---        -----        -----
EXPENSES:
 Investment Advisory Fees................       4            8           10
  Less: Fees Waived......................      (4)          (8)         (10)
                                              ---        -----        -----
 Net Investment Advisory Fees............     --           --           --
 Custodian Fees..........................       3            5            3
 Professional Fees.......................       7           11            5
 Shareholder Reports.....................       3            3            3
 Administrative Fees.....................       2            5            5
 Expenses Reimbursed by Adviser..........      (9)         (10)         --
                                              ---        -----        -----
  Net Expenses...........................       6           14           16
                                              ---        -----        -----
Net Investment Income....................      15          102          139
                                              ---        -----        -----
NET REALIZED GAIN (LOSS) ON:
 Investments Sold........................      18           18           (3)
 Foreign Currency Transactions...........     --             5          --
                                              ---        -----        -----
  Net Realized Gain (Loss)...............      18           23           (3)
                                              ---        -----        -----
CHANGE IN UNREALIZED APPRECIATION/
 DEPRECIATION ON:
 Investments.............................       1         (138)        (150)
 Foreign Currency Translations...........     --             4          --
                                              ---        -----        -----
 Change in Unrealized Appreciation/
  Depreciation...........................       1         (134)        (150)
                                              ---        -----        -----
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation/
 Depreciation............................      19         (111)        (153)
                                              ---        -----        -----
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............     $34        $  (9)       $ (14)
                                              ===        =====        =====

-------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements. STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                       GLOBAL    INTERNATIONAL
                                                       EQUITY       MAGNUM
                                                      PORTFOLIO    PORTFOLIO
                                                     ----------- -------------
                                                     PERIOD FROM  PERIOD FROM
                                                     JANUARY 2,   JANUARY 2,
                                                      1997* TO     1997* TO
                                                      MARCH 31,    MARCH 31,
                                                        1997         1997
                                                        (000)        (000)
                                                     ----------- -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................   $   16       $    31
 Net Realized Gain..................................        4           212
 Change in Unrealized Appreciation/
  Depreciation......................................       69            60
                                                       ------       -------
 Net Increase in Net Assets Resulting from
  Operations........................................       89           303
                                                       ------       -------
CAPITAL SHARE
 TRANSACTIONS(1):
 Subscribed.........................................    5,093        10,379
 Redeemed...........................................      --             (1)
                                                       ------       -------
 Net Increase in Net Assets Resulting from Capital
  Share Transactions................................    5,093        10,378
                                                       ------       -------
 Total Increase in Net Assets.......................    5,182        10,681
NET ASSETS:
 Beginning of Period................................      --            --
                                                       ------       -------
 End of Period......................................   $5,182       $10,681
                                                       ======       =======
Undistributed net investment income included in end
 of period net assets...............................   $   16       $    31
                                                       ======       =======
(1) Capital Share Transactions:
 Shares Subscribed..................................      509         1,037
 Shares Redeemed....................................      --            --
                                                       ------       -------
 Net Increase in Capital Shares Outstanding.........      509         1,037
                                                       ======       =======

-------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                   MID CAP
                                                    VALUE            GROWTH
                                                  PORTFOLIO        PORTFOLIO
                                                 PERIOD FROM      PERIOD FROM
                                               JANUARY 2, 1997* JANUARY 2, 1997*
                                                      TO               TO
                                                MARCH 31, 1997   MARCH 31, 1997
                                                    (000)            (000)
                                               ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
 Net Investment Income........................      $    4           $    4
 Net Realized Gain............................          22               61
 Change in Unrealized Appreciation/
  Depreciation................................          (2)               8
                                                    ------           ------
 Net Increase in Net Assets Resulting from
  Operations..................................          24               73
                                                    ------           ------
CAPITAL SHARE TRANSACTIONS(1):
 Subscribed...................................       3,252            2,766
 Redeemed.....................................         --               (24)
                                                    ------           ------
 Net Increase in Net Assets Resulting from
  Capital Share Transactions..................       3,252            2,742
                                                    ------           ------
 Total Increase in Net Assets.................       3,276            2,815
NET ASSETS:
 Beginning of Period..........................         --               --
                                                    ------           ------
 End of Period................................      $3,276           $2,815
                                                    ======           ======
 Undistributed net investment income included
  in end of period net assets.................      $    4           $    4
                                                    ======           ======
(1) Capital Share Transactions:
 Shares Subscribed............................         324              274
 Shares Redeemed..............................         --                (2)
                                                    ------           ------
 Net Increase in Capital Shares Outstanding...         324              272
                                                    ======           ======

-------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements. STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                              VALUE    FIXED INCOME HIGH YIELD
                                            PORTFOLIO   PORTFOLIO    PORTFOLIO
                                           PERIOD FROM PERIOD FROM  PERIOD FROM
                                           JANUARY 2,   JANUARY 2,  JANUARY 2,
                                            1997* TO     1997* TO    1997* TO
                                            MARCH 31,   MARCH 31,    MARCH 31,
                                            1997(000)   1997(000)    1997(000)
                                           ----------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income....................   $   15       $  102      $  139
 Net Realized Gain (Loss).................       18           23          (3)
 Change in Unrealized Appreciation/
  Depreciation............................        1         (134)       (150)
                                             ------       ------      ------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations...............       34           (9)        (14)
                                             ------       ------      ------
CAPITAL SHARE TRANSACTIONS(1):
 Subscribed...............................    3,139        8,261       8,173
 Redeemed.................................      --          (12)         (11)
                                             ------       ------      ------
 Net Increase in Net Assets Resulting from
  Capital Share Transactions..............    3,139        8,249       8,162
                                             ------       ------      ------
 Total Increase in Net Assets.............    3,173        8,240       8,148
NET ASSETS:
 Beginning of Period......................      --           --          --
                                             ------       ------      ------
 End of Period............................   $3,173       $8,240      $8,148
                                             ======       ======      ======
Undistributed net investment income
 included in end of period net assets.....   $   15       $  102      $  139
                                             ======       ======      ======
(1) Capital Share Transactions:
 Shares Subscribed........................      313          826         817
 Shares Redeemed..........................      --            (1)         (1)
                                             ------       ------      ------
Net Increase in Capital Shares
 Outstanding..............................      313          825         816
                                             ======       ======      ======

-------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                       GLOBAL      INTERNATIONAL
                                                       EQUITY          MAGNUM
                                                     PORTFOLIO       PORTFOLIO
                                                   --------------  --------------
                                                    PERIOD FROM     PERIOD FROM
                                                     JANUARY 2,      JANUARY 2,
                                                      1997* TO        1997* TO
        SELECTED PER SHARE DATA AND RATIOS         MARCH 31, 1997  MARCH 31, 1997
        ----------------------------------         --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 10.00         $ 10.00
                                                      -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............................       0.03            0.03
 Net Realized and Unrealized Gain.................       0.15            0.27
                                                      -------         -------
  Total From Investment Operations................       0.18            0.30
                                                      -------         -------
NET ASSET VALUE, END OF PERIOD....................    $ 10.18         $ 10.30
                                                      =======         =======
TOTAL RETURN......................................       1.80%           3.00%
                                                      =======         =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).................    $ 5,182         $10,681
Ratio of Expenses to Average Net Assets...........       1.15%**         1.15%**
Ratio of Net Investment Income to Average Net
 Assets...........................................       1.31%**         1.25%**
Portfolio Turnover Rate...........................          0%              6%
Average Commission Rate#..........................    $0.0161         $0.0103
                                                      -------         -------
Effect of Voluntary Expense Limitation During the
 Period
  Per Share Benefit to Net Investment Income......    $  0.05         $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..................       3.22%**         3.16%**
  Net Investment Income to Average Net Assets.....      (0.76)%**       (0.75)%**
                                                      -------         -------

-------
 * Commencement of operations
** Annualized
 # For the period ended March 31, 1997, the average commission rate paid on trades on which commissions were charged was 0.11% and 0.09% of the trade amount for the Global Equity and International Magnum Portfolios, respectively.

    The accompanying notes are an integral part of the financial statements. FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                      MID CAP
                                                       VALUE           GROWTH
                                                     PORTFOLIO       PORTFOLIO
                                                   --------------  --------------
                                                    PERIOD FROM     PERIOD FROM
                                                     JANUARY 2,      JANUARY 2,
                                                      1997* TO        1997* TO
        SELECTED PER SHARE DATA AND RATIOS         MARCH 31, 1997  MARCH 31, 1997
        ----------------------------------         --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 10.00         $ 10.00
                                                      -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............................       0.01            0.02
 Net Realized and Unrealized Gain.................       0.12            0.31
                                                      -------         -------
  Total From Investment Operations................       0.13            0.33
                                                      -------         -------
NET ASSET VALUE, END OF PERIOD....................    $ 10.13         $ 10.33
                                                      =======         =======
TOTAL RETURN......................................       1.30%           3.30%
                                                      =======         =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).................    $ 3,276         $ 2,815
Ratio of Expenses to Average Net Assets...........       1.05%**         0.85%**
Ratio of Net Investment Income to Average Net
 Assets...........................................       0.54%**         0.63%**
Portfolio Turnover Rate...........................         23%             58%
Average Commission Rate...........................    $0.0341         $0.0469
                                                      -------         -------
Effect of Voluntary Expense Limitation During the
 Period
  Per Share Benefit to Net Investment Income......    $  0.04         $  0.14
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..................       2.60%**         6.66%**
  Net Investment Income to Average Net Assets.....      (1.01)%**       (5.18)%**
                                                      -------         -------

-------
 * Commencement of operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY UNIVERSAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                              FIXED
                                                 VALUE        INCOME    HIGH YIELD
                                               PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                 PERIOD       PERIOD      PERIOD
                                                  FROM         FROM        FROM
                                               JANUARY 2,   JANUARY 2,  JANUARY 2,
                                                1997* TO     1997* TO    1997* TO
                                               MARCH 31,    MARCH 31,   MARCH 31,
SELECTED PER SHARE DATA AND RATIOS                1997         1997        1997
----------------------------------             ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $ 10.00       $10.00      $10.00
                                                -------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................     0.05         0.12        0.17
  Net Realized and Unrealized Gain (Loss).....     0.08        (0.13)      (0.18)
                                                -------       ------      ------
    Total From Investment Operations..........     0.13        (0.01)      (0.01)
                                                -------       ------      ------
NET ASSET VALUE, END OF PERIOD................  $ 10.13       $ 9.99      $ 9.99
                                                =======       ======      ======
TOTAL RETURN..................................     1.30%       (0.10)%     (0.10)%
                                                =======       ======      ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).............  $ 3,173       $8,240      $8,148
Ratio of Expenses to Average Net Assets.......     0.85%**      0.70%**     0.80%**
Ratio of Net Investment Income to Average Net
 Assets.......................................     1.90%**      5.13%**     6.99%**
Portfolio Turnover Rate.......................       10%          44%         42%
Average Commission Rate.......................  $0.0586          N/A         N/A
Effect of Voluntary Expense Limitation During
 the Period
  Per Share Benefit to Net Investment Income..  $  0.04       $ 0.02      $ 0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..............     2.55%**      1.63%**     1.32%**
  Net Investment Income to Average Net
   Assets.....................................     0.20%**      4.20%**     6.47%**

-------
 * Commencement of operations
** Annualized

    The accompanying notes are an integral part of the financial statements. NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

MARCH 31, 1997

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 1997, the Fund was comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as the "Portfolio", collectively as the "Portfolios"). The Emerging Markets Equity Portfolio commenced operations on October 1, 1996. The Global Equity, International Magnum, Growth, Mid Cap Value, Value, Fixed Income and High Yield Portfolios each commenced operations on January 2, 1997. The Asian Equity and U.S. Real Estate each commenced operations on March 3, 1997.

The financial statements presented here are for the Global Equity, International Magnum, Growth, Mid Cap Value, Value, Fixed Income and High Yield Portfolios only.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

MARCH 31, 1997

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

 --Investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

 --investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets at March 31, 1997, the Fund values foreign shares at the closing exchange price of the local shares. Such securities are reflected as fair valued in the Statement of Net Assets.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

MARCH 31, 1997

                                                              ASSETS
                                                   -----------------------------
                                                    FIRST  FROM $500     MORE
                                                    $500   MILLION TO    THAN
PORTFOLIO                                          MILLION $1 BILLION $1 BILLION
---------                                          ------- ---------- ----------
Global Equity.....................................  0.80%     0.75%      0.70%
International Magnum..............................  0.80      0.75       0.70
Growth............................................  0.55      0.50       0.45

Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., provides the following Portfolios with investment advisory services at a fee, paid quarterly, at an annual rate based on average daily net assets as follows:

                                                              ASSETS
                                                   -----------------------------
                                                    FIRST  FROM $500     MORE
                                                    $500   MILLION TO    THAN
PORTFOLIO                                          MILLION $1 BILLION $1 BILLION
---------                                          ------- ---------- ----------
Mid Cap Value.....................................  0.75%     0.70%      0.65%
Value.............................................  0.55      0.50       0.45
Fixed Income......................................  0.40      0.35       0.30
High Yield........................................  0.50      0.45       0.40

MSAM and MAS have agreed to reduce fees payable and to them to reimburse the Portfolios, if necessary, if the annual operating expenses exceed the maximum operating ratios indicated as follows:

                                                                         MAXIMUM
                                                                         EXPENSE
PORTFOLIO                                                                 RATIO
---------                                                                -------
Global Equity...........................................................  1.15%
International Magnum....................................................  1.15
Growth..................................................................  0.85
Mid Cap Value...........................................................  1.05
Value...................................................................  0.85
Fixed Income............................................................  0.70
High Yield..............................................................  0.80

C. ADMINISTRATORS: MSAM and MAS (the "Administrators") also provide their respective Portfolios with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrators and Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrators pay CGFSC a portion of the fee the Administrators receive from the Fund. In addition, the Fund incurs local administration fees in connection with doing business with certain emerging market countries. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's domestic assets in accordance with a separate custodian or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of transaction. Additionally, each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Distributions from the Portfolio are recorded on the ex-date.

B. ADVISERS: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., provides the following Portfolios with investment advisory services at a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

MARCH 31, 1997
agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the period ended March 31, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at March 31, 1997.

                                                           MSTC     CUSTODY FEES
                                                       CUSTODY FEES  PAYABLE TO
                                                         INCURRED       MSTC
PORTFOLIO                                                 (000)        (000)
---------                                              ------------ ------------
Global Equity.........................................     $ 3          $ 3
International Magnum..................................      22           22

E. OTHER: At March 31, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.